Federated MDT Balanced Fund

A Portfolio of Federated MDT Series

PROSPECTUS

November 5, 2010 (Revised May 12, 2011)

CLASS A SHARES (TICKER QABGX)

CLASS C SHARES (TICKER QCBGX)

A mutual fund seeking the possibility of long-term growth of capital and income by investing in a combination of equity and fixed-income securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

Fund Summary Information	1
What are the Fund’s Investment Strategies?	7
What are the Principal Securities in Which the Fund Invests?	10
What are the Specific Risks of Investing in the Fund?	17
What Do Shares Cost?	22
How is the Fund Sold?	28
Payments to Financial Intermediaries	28
How to Purchase Shares	31
How to Redeem and Exchange Shares	32
Account and Share Information	36
Who Manages the Fund?	38
Legal Proceedings	40
Financial Information	40
Appendix A: Hypothetical Investment and Expense Information	43

Fund Summary Information

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund’s investment objective is the possibility of long-term growth of capital and income.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares and Class C Shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes (e.g., Class A Shares) of Federated Funds. More information about these and other discounts is available from your financial professional and in the “What Do Shares Cost?” section of the Prospectus on page 22.

Shareholder Fees	Class A	Class C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.75%	0.75%
Distribution (12b-1) Fee	0.05%	0.75%
Other Expenses	0.72%	0.68%
Acquired Fund Fees and Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	1.58%	2.24%
Fee Waivers and/or Expense Reimbursements1	0.22%	0.13%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.36%	2.11%

1
The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Class A Shares and Class C Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.30% and 2.05% (the “Fee Limit”), respectively, through the later of (the “Termination Date”): (a) November 5, 2011; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund’s Class A Shares and Class C Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class A Shares and Class C Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares:
Expenses assuming redemption	$702	$1,021	$1,363	$2,325
Expenses assuming no redemption	$702	$1,021	$1,363	$2,325
Class C Shares:
Expenses assuming redemption	$327	$700	$1,200	$2,575
Expenses assuming no redemption	$227	$700	$1,200	$2,575

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Active trading will cause the Fund to have an increased portfolio turnover rate, which, for shareholders whose Fund Shares are held in a taxable account, is likely to generate shorter-term gains (losses) that are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs (which are not reflected in annual Fund operating expenses or in the example) and may have an adverse impact on the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 130% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

What are the Fund’s Main Investment Strategies?

In seeking to achieve its investment objective, the Fund may invest in a wide variety of investments such as equity securities, fixed-income securities, foreign securities, exchange-traded funds (ETFs) and derivative and hybrid instruments. Under normal conditions, the Fund’s investment adviser (“Adviser”) anticipates investing approximately 60% of the Fund’s assets in equity securities and 40% of the Fund’s assets in fixed-income securities and other investments. The Adviser may vary this allocation +/-20% depending upon its economic and market outlook as well as a result of the identification of favorable investment opportunities.

For the domestic equity portion of the Fund, the Adviser implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

The Adviser’s investment strategy utilizes a whole market, all-cap/all-style approach by selecting most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. As of July 30, 2010, companies in the Russell 3000® Index ranged in market capitalization from $26.0 million to $304.2 billion.

In managing the Fund’s allocation to foreign equities, the Adviser attempts to diversify the portfolio across countries, in companies of all sizes with both growth and value characteristics.

The Fund’s equity allocation may include investments in real estate investment trusts (REITs). The Fund may obtain exposure to commodities by investing in instruments (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index.

With respect to the fixed-income securities allocation, the Fund invests primarily in domestic investment-grade debt securities, including corporate debt securities, U.S. government obligations and mortgage-backed securities. The Adviser selects fixed-income securities by using fundamental credit research to identify relative value in the market. The Adviser seeks to enhance the performance of the Fund’s fixed-income portfolio by allocating more assets to the security type that the Adviser expects to offer the best balance between total return and risk.

The Fund intends to invest in government securities which are issued or guaranteed by a federal agency or instrumentality acting under federal authority, including government securities that are not backed by the full faith and credit of the U.S. government.

The Fund may also invest a portion of its portfolio in noninvestment-grade, fixed-income securities, when the Adviser considers the risk return prospects of those sectors to be attractive. The Fund may also invest a portion of its portfolio in non-U.S. dollar and emerging market fixed-income securities issued by entities such as foreign governments or foreign corporations when the Adviser considers the risk return prospects of those sectors to be attractive. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest and/or currency markets. The adviser selects securities with longer or shorter durations based on its interest rate outlook, but does not target any specific duration for the fixed-income portion of the Fund.

The Fund may invest in exchange-traded and over-the-counter derivatives, such as options or futures and hybrid instruments, for any purpose consistent with its investment strategy. The Adviser also may attempt to reach its goals by investing in exchange-traded funds and shares of other investment companies.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.

•
Small, Medium and Large-Sized Companies Risks. The Fund may invest in any size company including small- and mid-size companies. Although diminished in larger-cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. You should expect that the value of the Fund’s Shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

•
Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.

•
Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

•
Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

•
Risks of Investing in American Depositary Receipts and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by risks of foreign investing than would otherwise be the case.

•
Risks of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

•
Currency Risks. Exchange rates for currencies fluctuate daily. The Fund may use both spot trades and currency derivatives to increase or decrease its exposure to foreign interest rate and/or currency markets.

•
Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations.

•
Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

•
Call Risks. There is a possibility that an issuer of fixed-income securities in which the Fund may invest may redeem a security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

•
Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.

•	Risks Associated with Noninvestment-Grade Securities. Securities rated below investment grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.

•
Exchange-Traded Funds Risks. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The change in value of the ETFs are due to the change in price of the securities in which the ETFs invest. Therefore, the Fund’s net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

•
Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI) such as stock market, interest rate, credit, currency, liquidity and leverage risks.

•
Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

•
Risks of Investing in Commodities. Because the Fund may invest in instruments (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

•
Risks Related to the Economy. Lower-grade bond returns are sensitive to changes in the economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

•
Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE: BAR CHART AND TABLE

Risk/Return Bar Chart

The Fund is the successor to the MDT Balanced Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information, including information on fees and expenses, provided in this Prospectus for periods prior to December 11, 2006, is historical information for the MDT Balanced Fund. The MDT Balanced Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The Fund’s Class A Shares commenced operations on September 15, 2005. For the period prior to the commencement of operations of Class A Shares, the performance information shown in the bar chart below is for the Fund’s Institutional Shares, adjusted to reflect the expenses of Class A Shares.

The bar chart and performance table below reflect historical performance data for the Fund’s Class A Shares. The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund’s Class A Shares total return for the nine-month period from January 1, 2010 to September 30, 2010, was 1.91%.

Within the periods shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 11.35% (quarter ended September 30, 2009). Its lowest quarterly return was (16.29)% (quarter ended December 31, 2008).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for Class A Shares and after-tax returns for Class C Shares will differ from those shown below for Class A Shares.  Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(FOR THE PERIOD ENDED DECEMBER 31, 2009)

	1 Year	5 Years	Since Inception 10/1/2002
Class A Shares:
Return Before Taxes	11.11%	0.19%	5.33%
Return After Taxes on Distributions	10.49%	(0.89)%	4.09%
Return After Taxes on Distributions and Sale of Fund Shares	7.22%	(0.23)%	4.12%
Class C Shares:
Return Before Taxes	15.65%	0.53%	5.33%
S&P 500 Index1 (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	6.51%
Lipper Mixed-Asset Target Allocation Growth Funds Index2 (reflects no deduction for fees, expenses or taxes)	26.23%	2.73%	6.73%
Barclays Capital U.S. Aggregate Bond Index3 (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	4.81%

1
The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2
Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

3
The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclay’s Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

FUND MANAGEMENT

The Fund’s Investment Adviser is Federated MDTA LLC.  The Fund’s Sub-Adviser is Federated Investment Management Company.

John F. Sherman, Senior Portfolio Manager, has been the Fund's portfolio manager responsible for asset allocation and the selection of REIT securities since October 2002.

Daniel J. Mahr, Managing Director, Research, has been the Fund's portfolio manager for the equity portion of the Fund since August 2008.

Frederick L. Konopka, Portfolio and Trading Manager, has been the Fund's portfolio manager for the equity portion of the Fund since August 2008.

Brian M. Greenberg, Research Manager, has been the Fund's portfolio manager for the equity portion of the Fund since August 2008.

Christopher J. Smith, Senior Portfolio Manager, has been the Fund's portfolio manager for the fixed-income portion of the Fund since December 2006.

Joseph M. Balestrino, Senior Portfolio Manager, has been the Fund's portfolio manager for the fixed-income portion of the Fund since December 2006.

PURCHASE AND SALE OF FUND SHARES

The minimum investment amount for the Fund’s Class A Shares and Class C Shares is $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans. The minimum subsequent investment for Systematic Investment Programs is $50.

You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at

1-800-341-7400 or by mail.

TAX INFORMATION

The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through an Individual Retirement Account (IRA).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

What are the Fund’s Investment Strategies?

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus. In attempting to achieve its investment objective, the Fund may invest in a wide variety of investments such as equity securities, fixed-income securities, foreign securities, ETFs and derivative and hybrid instruments. Under normal conditions, the Fund’s investment adviser (“Adviser”) anticipates investing approximately 60% of the Fund’s assets in equity securities and 40% of the Fund’s assets in fixed-income securities and other investments. The Adviser may vary this allocation +/-20% depending upon its economic and market outlook as well as a result of the identification of favorable investment opportunities.

The Fund’s domestic equity portfolio will consist primarily of common stock of U.S. companies. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

The domestic equity portion of the Fund utilizes a whole market, all-cap/all-style strategy. The Adviser believes that the whole market approach provides two main advantages. First, it allows an investor to participate in all major areas of the U.S. equity market (companies of all sizes with both growth and value characteristics) in a single fund. Second, through bottom-up stock selection, and subject to risk controls, it provides a broad ability to overweight or underweight segments of the market represented by those stocks which the Adviser, or the Adviser’s quantitative model, views as opportunities.

The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of companies relative to the universe. Consistent with the Optimum Q Process described above, the Adviser reviews the proposed trades produced by the quantitative computer model in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.

The Adviser selects most of its equity investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. The Russell Index is reconstituted on an annual basis. As of July 30, 2010, companies in the Russell 3000® Index ranged in market capitalization from $26.0 million to $304.2 billion.

In managing the Fund’s allocation to foreign equities, the Adviser attempts to diversify the portfolio across countries, in companies of all sizes with both growth and value characteristics. The Adviser may achieve exposure to foreign equities through investment in ETFs, shares of other investment companies or ADRs.

The Fund’s equity allocation may include investments in real estate investment trusts (REITs). The Fund may obtain exposure to commodities by investing in instruments (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index.

With respect to the fixed-income securities allocation, the Fund invests primarily in domestic investment-grade debt securities, including corporate debt securities, U.S. government obligations and mortgage-backed securities. The Adviser seeks to enhance the performance of the Fund’s fixed-income portfolio by allocating more assets to the security type that the Adviser expects to offer the best balance between total return and risk. The allocation process is based on the Adviser’s continuing analysis of a variety of economic and market indicators in order to arrive at the projected yield “spread” of each security type. The spread is the difference between the yield of a security versus the yield of a U.S. Treasury security with a comparable average life. The security’s projected spread is then weighed against the security’s current spread, credit risk and risk of prepayment in order to complete the analysis. Mortgage-backed securities tend to amortize principal on a somewhat irregular schedule over time, since the borrower can usually prepay all or part of the loan without penalty. These securities generally offer higher yields versus U.S. Treasury securities and non-mortgage-backed agency securities to compensate for this prepayment risk as well as any credit risk which might also be present in the security. Similarly, corporate debt securities, which tend to pay off on a predetermined schedule, generally offer higher yields than U.S. government securities to compensate for credit risk.

The Adviser seeks the higher relative returns of mortgage-backed securities and corporate debt securities, when available, while attempting to limit the associated credit or prepayment risks. The Adviser attempts to manage prepayment risk to the Fund by selecting mortgage-backed securities with characteristics that make prepayment fluctuations less likely. Characteristics that the Adviser may consider in selecting securities include the average interest rates of the underlying mortgages and the federal agencies (if any) that support the mortgages. The Adviser attempts to assess the relative returns and risks for mortgage-backed securities by analyzing how the timing, amount and division of cash flows might change in response to changing economic and market conditions.

The Adviser attempts to manage credit risk to the fund by selecting corporate debt securities that make default in the payment of principal and interest less likely. The Adviser looks at a variety of factors, including macroeconomic analysis and corporate earnings analysis, among others, to determine which business sectors and credit ratings are most advantageous for investment by the Fund. In selecting individual corporate fixed-income securities, the Adviser analyzes a company’s business, competitive position and general financial condition to assess whether the security’s credit risk is commensurate with its potential return.

The Fund intends to invest in government securities which are issued or guaranteed by a federal agency or instrumentality acting under federal authority, including government securities that are not backed by the full faith and credit of the U.S. government such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in a few government securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

The Fund may invest a portion of its portfolio in noninvestment-grade, fixed-income securities when the Adviser considers the risk return prospects of those sectors to be attractive. The noninvestment-grade securities in which the Fund invests, which are rated BB+ or Ba1/BB+ or lower by a NRSRO, generally pay higher interest rates as compensation for the greater default risk attached to the securities. The Fund may invest a portion of its portfolio in non-U.S. dollar, and emerging market, fixed-income securities issued by entities such as foreign governments or foreign corporations when the Adviser considers the risk return prospects of those sectors to be attractive. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets. The Adviser selects securities with longer or shorter durations based on its interest rate outlook, but does not target any specific duration for the fixed-income portion of the Fund.

When selecting the underlying investments, the Adviser can invest directly in individual securities or may invest in other funds advised by the Adviser or its affiliates. These funds may include funds which are not available for general investment by the public. The investment companies in which the Funds invest are managed independently of the Fund and incur additional expenses. Therefore, any investment by the Fund in other funds is subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses. The Fund may also invest in ETFs for purposes consistent with its investment strategy.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

•	increase or decrease the effective duration of the Fund portfolio;

•
seek to benefit from anticipated changes in the volatility of designated assets or instruments, such as indices, currencies and interest rates. (Volatility is a measure of the frequency and level of changes in the value of an asset or instrument without regard to the direction of such changes.)

•	obtain premiums from the sale of derivative contracts;

•	realize gains from trading a derivative contract; or

•	hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

The following provides general information on the types of securities or other investments in which the Fund principally invests.  The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal investments and may provide additional information about the securities and other investments in which the Fund principally invests as well.

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock.  Some preferred stocks also participate in dividends and distributions paid on common stock.  Preferred stocks may also permit the issuer to redeem the stock.  The Fund may also treat such redeemable preferred stock as a fixed-income security.

Interests in Other Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Warrants

Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•
it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if: (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s Prospectus and/or SAI.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades.  In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate.  The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset.  The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate.  Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risks.

Foreign Government Securities (A Type of Foreign Fixed-Income Security)

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions.  Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.  Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit.  Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

ADRs and Domestically Traded Securities of Foreign Issuers (Types of Foreign Equity Securities)

ADRs, which are traded in U.S. markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. dollars in U.S. markets.

FIXED-INCOME SECURITIES

Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a “discount”) or more (a “premium”) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests.

Treasury Securities (A Fixed-Income Security)

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Government Securities (A Fixed-Income Security)

Government securities are issued or guaranteed by a federal agency or instrumentality acting under federal authority. Some government securities, including those issued by Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States.

Other government securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”) in support of such obligations.

A few government securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.

The Fund treats mortgage-backed securities guaranteed by a federal agency or instrumentality as government securities. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities (A Fixed-Income Security)

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (“senior”) debt securities have a higher priority than lower ranking (“subordinated”) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust-preferred and capital-securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Commercial Paper (A Type of Corporate Debt Security)

Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper generally reduces both the market and credit risks as compared to other debt securities of the same issuer.

Demand Instruments (A Type of Corporate Debt Security)

Demand instruments are corporate debt securities that require the issuer or a third party, such as a dealer or bank (the “Demand Provider”), to repurchase the security for its face value upon demand. Some demand instruments are “conditional,” so that the occurrence of certain conditions relieves the Demand Provider of its obligation to repurchase the security. Other demand instruments are “unconditional,” so that there are no conditions under which the Demand Provider’s obligation to repurchase the security can terminate. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Mortgage-Backed Securities (A Fixed-Income Security)

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable-rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. The simplest forms of mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other mortgage-backed securities may have more complicated financial structures.

Non-Governmental, Mortgage-Backed Securities

Non-governmental, mortgage-backed securities (including non-governmental CMOs) are issued by private entities, rather than by U.S. government agencies. The non-governmental, mortgage-backed securities in which the Fund invests will be treated as mortgage related asset-backed securities. These securities involve credit risk and liquidity risk. The degree of risks will depend significantly on the ability of borrowers to make payments on the underlying mortgages and the seniority of the security held by the Fund with respect to such payments.

Asset-Backed Securities (A Fixed-Income Security)

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than 10 years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes or pass-through certificates. Asset-backed securities have prepayment risks. Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Convertible Securities (A Fixed-Income Security)

Convertible securities are fixed-income securities or preferred stocks that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued, the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible, fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment. The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a “counterparty.” Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts,

as previously noted).

The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts (A Type of Derivative)

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as currency futures and currency forward contracts.

Option Contracts (A Type of Derivative)

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (“buyer”) the right to buy the Reference Instrument from the seller (“writer”) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts (A Type of Derivative)

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (“swap”) the returns derived from Reference Instruments.  Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include interest rate swaps, caps and floors, total return swaps, credit default swaps, currency swaps and volatility swaps.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer may have greater financial resources and liquidity than the issuer. For this reason, the Adviser may evaluate the credit risk of a fixed-income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to security’s holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.

Investment Ratings for Investment-Grade Securities

The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor’s, an NRSRO, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment grade.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. The Fund may also invest in mortgage-backed, high-yield, inflation-protected and emerging markets securities primarily by investing in another investment company (which is not available for general investment by the public) that owns these securities and that is advised by an affiliate of the Adviser. The Fund may also invest in such securities directly. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.

The Fund may invest in exchange traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to interest rate risks and credit risks.

What are the Specific Risks of Investing in the Fund?

The following provides general information on the risks associated with the types of securities and other investments in which the Fund principally invests.  The Fund may invest in other types of securities or investments as non-principal investments.  Any additional risks associated with investing in such other non-principal investments are described in the Fund's SAI.  The Fund's SAI also may provide additional information about the risks associated with the types of securities in which the Fund principally invests.

STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

SMALL, MEDIUM AND LARGE-SIZED COMPANIES RISKS

The Fund may invest in any size company including small- and mid-size companies. Although diminished in larger-cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Small- and mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s Shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.  For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development.  Further, growth stocks may not pay dividends or may pay lower dividends than value stocks.  This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks.  For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development or positive market development.  Further, value stocks tend to have higher dividends than growth stocks.  This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press.  In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the

Fund’s investments.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

RISKS OF INVESTING IN EMERGING MARKET COUNTRIES

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets.  For example, their prices may be significantly more volatile than prices in developed countries.  Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

INTEREST RATE RISKS

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed-income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk and higher credit ratings correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

CALL RISKS AND PREPAYMENT RISKS

Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below or above its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage-backed securities.

For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “spread”). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

RISKS ASSOCIATED WITH NONINVESTMENT-GRADE SECURITIES

Securities rated below investment grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

EXCHANGE-TRADED FUNDS RISKS

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income.  Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund’s SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

RISKS OF INVESTING IN COMMODITIES

Because the Fund may invest in instruments (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

RISKS RELATED TO THE ECONOMY

Low-grade bond returns are sensitive to changes in the economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

LIQUIDITY RISKS

Trading opportunities are more limited for equity and fixed-income securities that are not widely held, and for fixed-income securities that have not received any credit ratings or have received ratings below investment grade. Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. The features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Additionally, collateral on loan instruments may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower’s obligations under the instrument.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge (public offering price). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open.

When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

•	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (“Board”).

•	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The Prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

FAIR VALUATION AND SIGNIFICANT EVENTS PROCEDURES

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations or litigation developments or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information–Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

SALES CHARGE INFORMATION

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

Shares Offered	Minimum Initial/Subsequent Investment Amounts1	Maximum Sales Charge
	Front-End Sales Charge2	Contingent Deferred Sales Charge3
Class A Shares	$1,500/$100	5.50%	0.00%
Class C Shares	$1,500/$100	None	1.00%

1
The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus. The minimum subsequent investment amount for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund.

To maximize your return and minimize the sales charges and marketing fees, purchases of Class C Shares are generally limited to $1,000,000.  Purchases equal to or in excess of these limits may be made in Class A Shares.  If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.  See “Purchase Restrictions on Class C Shares” below.

2	Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”

3	See “Sales Charge When You Redeem.”

As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses (expense ratios), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.

Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment (for example, whether the investment is in connection with a long-term retirement program). You should also consider, for example, that it may be possible to reduce, or eliminate, the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below, along with detailed information on ways to reduce, or eliminate, front-end sales charges.)  On the other hand, Class C Shares do not have front-end sales charges, but do impose a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares.

You should also consider that the expense ratio for Class A Shares will be lower than that for Class C Shares. Thus, the fact that no front-end charge is imposed on purchases of Class C Shares does not always make them preferable to Class A Shares.

SALES CHARGE WHEN YOU PURCHASE

The following table lists the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the table and described below.

Class A Shares:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater1	0.00%	0.00%

1
A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the table above.

You or your financial intermediary must notify the Fund’s Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this Prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this Prospectus. Because the Prospectus is available on Federated’s website free of charge, Federated does not disclose this information separately on the website.

Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

Larger Purchases

•	Purchasing Class A Shares in greater quantities to reduce the applicable sales charge;

Concurrent and Accumulated Purchases

•
Combining concurrent purchases of and/or current investments in Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the respective maximum public offering price times the number of Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or

Letter of Intent

•
Signing a letter of intent to purchase a qualifying amount of Class A Shares within 13 months. (Call your financial intermediary or the Fund for more information.) The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

In order to maximize shareholder returns and minimize sales charges and marketing fees, an investor’s purchases of Class C Shares are generally limited to $1,000,000.  In applying the limit, the dollar amount of the current purchase is added to the product obtained by multiplying the respective maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K shares of any Federated fund currently held in linked Qualifying Accounts, as defined in the section entitled “Reducing the Sales Charge with Breakpoint Discounts.”  If the sum of these two amounts would equal or exceed the limit, then the current purchase order will not be processed.  Instead, the Distributor will attempt to contact the investor or the investor’s financial intermediary to offer the opportunity to convert the order to Class A Shares.

If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.

ELIMINATING THE SALES CHARGE

Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:

•	within 120 days of redeeming Shares of an equal or greater amount;

•	through a financial intermediary that did not receive a dealer reallowance on the purchase;

•	with reinvested dividends or capital gains;

•	as a shareholder that originally became a shareholder of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;

•
as a Federated Life Member (Federated shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only);

•
as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or

•	pursuant to the exchange privilege.

The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Federated Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.

SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

•	Shares that are not subject to a CDSC; and

•	Shares held the longest. (To determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund.)

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

Class A Shares:
If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

Class C Shares:
You will pay a 1.00% CDSC if you redeem Shares within 12 months of the purchase date.

If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:

•
following the death of the last surviving shareholder on the account or the post-purchase disability of all registered shareholders, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);

•	representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70½;

•	purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;

•
purchased by Trustees, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons and by trusts, pension or profit-sharing plans for the above persons;

•	purchased through a financial intermediary that did not receive an advance commission on the purchase;

•	purchased with reinvested dividends or capital gains;

•	redeemed by the Fund when it closes an account for not meeting the minimum balance requirements; or

•
purchased pursuant to the exchange privilege, if the Shares were held for the applicable CDSC holding period (the holding period on the Shares purchased in the exchange will include the holding period of the shares sold in the exchange).

How is the Fund Sold?

The Fund offers four Share classes: Class A Shares, Class C Shares, Class R Shares and Institutional Shares, each representing interests in a single portfolio of securities. Effective December 31, 2010, the Fund's Class K Shares were redesignated as Class R Shares. This Prospectus relates only to Class A Shares and Class C Shares. All Share classes have different sales charges and other expenses which affect their performance. The additional classes of Shares, which are offered by separate prospectuses, may be preferable for certain shareholders. Please note that certain purchase restrictions may apply.  Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes. A shareholder in the Fund's Class A Shares may convert their Shares into Institutional Shares of the Fund if the shareholder meets the Institutional Shares' eligibility criteria and investment minimum. Such conversion of classes should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the Institutional Shares or to convert your Shares.

The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to institutions on behalf of their customers or to individuals, directly or through financial intermediaries.  Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (“Federated”).

Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales.  The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:

Class A Shares:
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1 million	1.80%
$1 million or greater	0.00%

ADVANCE COMMISSIONS

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive an advance commission as follows:

Class A Shares (for purchases over $1 million):
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
First $1 million - $5 million	0.75%
Next $5 million - $20 million	0.50%
Over $20 million	0.25%

Advance commissions are calculated on a year-by-year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

Class C Shares:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	1.00%

RULE 12B-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.05% for Class A Shares and 0.75% for Class C Shares of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Class A Shares and Class C Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. In addition, in connection with the sale of Class C Shares, Federated and its subsidiaries make advance commission payments to financial intermediaries and in return may receive Rule 12b-1 fees and contingent deferred sales loads for the Class C Shares. Federated and its subsidiaries may benefit or sustain losses from such arrangements. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

SERVICE FEES

The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts.  Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

ACCOUNT ADMINISTRATION FEES

The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Rule 12b-1 Fees and/or Service Fees and/or Account Administration Fees and/or Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended Funds, and/or granting the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form.

Where the Fund offers more than one Share class and you do not specify the class choice on your

New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive

Class A Shares.

THROUGH A FINANCIAL INTERMEDIARY

Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (“Transfer Agent”). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

Financial intermediaries should send payments according to the instructions in the sections “By Wire” or

“By Check.”

DIRECTLY FROM THE FUND

•	Establish your account with the Fund by submitting a completed New Account Form; and

•	Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check.  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s Transfer Agent.

An institution may establish an account and place an order by calling the Fund, and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

To facilitate processing your order, please call the Fund before sending the wire.

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

BNF:  23026552

Attention:  Federated EDGEWIRE

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address,

send it to:

The Federated Funds

30 Dan Road

Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request.  For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM (SIP)

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

•	through a financial intermediary if you purchased Shares through a financial intermediary; or

•	directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds

30 Dan Road

Canton, MA 02021

All requests must include:

•	Fund Name and Share Class, account number and account registration;

•	amount to be redeemed or exchanged;

•	signatures of all shareholders exactly as registered; and

•	if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

•	your redemption will be sent to an address other than the address of record;

•	your redemption will be sent to an address of record that was changed within the last 30 days;

•	a redemption is payable to someone other than the shareholder(s) of record; or

•	transferring into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

•	an electronic transfer to your account at a financial institution that is an ACH member; or

•	wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

•	to allow your purchase to clear (as discussed below);

•	during periods of market volatility;

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or

•	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

•	when the NYSE is closed, other than customary weekend and holiday closings;

•	when trading on the NYSE is restricted, as determined by the SEC; or

•	in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into Shares of the same class of another Federated fund. To do this,

you must:

•	ensure that the account registrations are identical;

•	meet any applicable minimum initial investment requirements; and

•	receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time.  In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies.  See “Account and Share Information–Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares. Effective August 2, 2010, the minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund.  Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions).

In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders.  Dividends are paid to all shareholders invested in the Fund on the record date.  The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional Shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income.  In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders–Source of Distributions” link under “Related Information.”

ACCOUNTS WITH LOW BALANCES

Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $1,500 or in the case of IRAs $250. Before an account is closed, you will be notified and allowed at least

30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle.  Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund.  Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund  monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated (“Approved Accounts”). The Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Fund.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held.  However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top 10 equity and fixed-income holdings and a percentage breakdown of the portfolio by type of security and credit quality.

To access this information from the “Products” section of the website, click on “view all” next to a fund category, select the Fund and the appropriate share class, then click on the “Portfolio Holdings and Related Information” link or “Composition” link under the “Current View” section.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s Annual and Semi-Annual Reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (“MDT Advisers”) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. The Adviser has delegated daily management of some Fund assets to the Sub-Adviser, Federated Investment Management Company (FIMCO), an affiliate of the Adviser, which is paid by the Adviser and not by the Fund. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 125 High Street, 21st Floor, Boston, Massachusetts 02110. The address of FASC and FIMCO is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser, Sub-Adviser and other subsidiaries of Federated advise approximately 145 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized, separately managed accounts, which totaled approximately $389 billion in assets as of December 31, 2009. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,370 employees. Federated provides investment products to over 5,200 investment professionals and institutions.

The Adviser advises approximately 10 equity mutual funds as well as a variety of customized separately managed accounts and institutional separate accounts, which totaled approximately $4.3 billion in assets as of December 31, 2009.

PORTFOLIO MANAGEMENT INFORMATION

John F. Sherman, CFA, has been the Fund’s Portfolio Manager responsible for asset allocation (including the selection of any exchange-traded funds and derivatives used in the asset allocation process) and the selection of REIT securities for the Fund since October 2002. Mr. Sherman joined MDT Advisers in 2000. He has over

15 years of experience analyzing financial markets. Prior to joining the Adviser, Mr. Sherman served as a

Vice President and Senior Analyst for Citizens Financial Group from 1999 to 2000 and as a Senior Analyst for FDIC from 1991 to 1999. He is a member of the CFA Institute and the Boston Security Analysts Society.

He received a B.S.B.A. from North Adams State College, and an M.B.A. from Boston University Graduate

School of Management.

EQUITY

Equity investing for the Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

Daniel J. Mahr, CFA, joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

Frederick L. Konopka, CFA, joined the Investment Team in 1997. As Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

Brian M. Greenberg joined the Investment Team in 2004. As a Research Manager, he is responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

FIXED-INCOME

Christopher J. Smith, CFA, has been the Fund’s Portfolio Manager for the fixed-income portion of the Fund since December, 2006. Mr. Smith joined Federated in 1995 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund’s Sub-Adviser since 1997. He was an Assistant Vice President of Provident Life & Accident Insurance Company from 1987 through 1994. He received his M.A. in Economics and Finance from the University of Kentucky.

Joseph M. Balestrino, CFA, has been the Fund’s Portfolio Manager for the fixed-income portion of the Fund since December 2006. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund’s Sub-Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund’s Sub-Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Sub-Adviser from 1993 to 1995. Mr. Balestrino received his Master’s Degree in Urban and Regional Planning from the University of Pittsburgh.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts and ownership of securities in the Fund.

ADVISORY FEES

The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.75% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2010.

Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”) and various Federated-sponsored mutual funds (“Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of certain Funds during specified periods beginning

November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated without admitting the validity of any claim has reached a preliminary settlement with the Plaintiffs in these cases. Any settlement would have to be approved by the Court.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Funds.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Funds or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

MDT Balanced Fund (“Predecessor Fund”) was reorganized into the Federated MDT Balanced Fund (“Fund”), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

Financial Highlights–Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended 7/31/20062
	2010	2009	2008	20071
Net Asset Value, Beginning of Period	$10.17	$12.51	$13.75	$13.21	$13.67
Income From Investment Operations:
Net investment income	0.163	0.203	0.283	0.203	0.183
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	0.71	(2.27)	(1.00)	1.15	0.46
TOTAL FROM INVESTMENT OPERATIONS	0.87	(2.07)	(0.72)	1.35	0.64
Less Distributions:
Distributions from net investment income	(0.18)	(0.27)	(0.17)	(0.16)	(0.17)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	(0.35)	(0.65)	(0.93)
TOTAL DISTRIBUTIONS	(0.18)	(0.27)	(0.52)	(0.81)	(1.10)
Net Asset Value, End of Period	$10.86	$10.17	$12.51	$13.75	$13.21
Total Return4	8.51%	(16.35)%	(5.60)%	10.39%	4.85%
Ratios to Average Net Assets:
Net expenses	1.21%	1.30%	1.31%	1.40%	1.50%5
Net investment income	1.47%	2.03%	2.08%	1.42%	1.60%5
Expense waiver/reimbursement6	0.25%	0.14%	0.03%	0.13%	0.17%5
Supplemental Data:
Net assets, end of period (000 omitted)	$86,018	$105,635	$153,458	$51,167	$1,962
Portfolio turnover	130%	231%	158%	174%	139%7

1
MDT Balanced Fund (the “Predecessor Fund”) was reorganized into Federated MDT Balanced Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2	Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3	Per share numbers have been calculated using the average shares method.

4
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5	Computed on an annualized basis.

6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2006.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2010, which can be obtained free of charge.

Financial Highlights–Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended 7/31/20062
	2010	2009	2008	20071
Net Asset Value, Beginning of Period	$10.03	$12.30	$13.60	$13.13	$13.67
Income From Investment Operations:
Net investment income	0.083	0.133	0.193	0.093	0.103
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	0.69	(2.23)	(1.00)	1.14	0.44
TOTAL FROM INVESTMENT OPERATIONS	0.77	(2.10)	(0.81)	1.23	0.54
Less Distributions:
Distributions from net investment income	(0.10)	(0.17)	(0.14)	(0.11)	(0.15)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	(0.35)	(0.65)	(0.93)
TOTAL DISTRIBUTIONS	(0.10)	(0.17)	(0.49)	(0.76)	(1.08)
Net Asset Value, End of Period	$10.70	$10.03	$12.30	$13.60	$13.13
Total Return4	7.63%	(16.95)%	(6.28)%	9.50%	4.04%
Ratios to Average Net Assets:
Net expenses	1.96%	2.05%	2.05%	2.15%	2.25%5
Net investment income	0.71%	1.28%	1.41%	0.66%	0.85%5
Expense waiver/reimbursement6	0.22%	0.10%	0.03%	0.16%	0.17%5
Supplemental Data:
Net assets, end of period (000 omitted)	$49,907	$55,582	$82,033	$15,775	$3,910
Portfolio turnover	130%	231%	158%	174%	139%7

1
The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2	Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3	Per share numbers have been calculated using the average shares method.

4
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5	Computed on an annualized basis.

6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2006.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2010, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. Each chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the “Fees and Expenses” table of this Prospectus. The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

FEDERATED MDT BALANCED FUND - CLASS A SHARES
ANNUAL EXPENSE RATIO: 1.58%
MAXIMUM FRONT-END SALES CHARGE: 5.50%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$472.50	$9,922.50	$701.86	$9,773.19
2	$9,773.19	$488.66	$10,261.85	$157.06	$10,107.43
3	$10,107.43	$505.37	$10,612.80	$162.43	$10,453.10
4	$10,453.10	$522.66	$10,975.76	$167.98	$10,810.60
5	$10,810.60	$540.53	$11,351.13	$173.73	$11,180.32
6	$11,180.32	$559.02	$11,739.34	$179.67	$11,562.69
7	$11,562.69	$578.13	$12,140.82	$185.81	$11,958.13
8	$11,958.13	$597.91	$12,556.04	$192.17	$12,367.10
9	$12,367.10	$618.36	$12,985.46	$198.74	$12,790.05
10	$12,790.05	$639.50	$13,429.55	$205.54	$13,227.47
Cumulative		$5,522.64		$2,324.99

FEDERATED MDT BALANCED FUND - CLASS C SHARES
ANNUAL EXPENSE RATIO: 2.24%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$227.09	$10,276.00
2	$10,276.00	$513.80	$10,789.80	$233.36	$10,559.62
3	$10,559.62	$527.98	$11,087.60	$239.80	$10,851.07
4	$10,851.07	$542.55	$11,393.62	$246.42	$11,150.56
5	$11,150.56	$557.53	$11,708.09	$253.22	$11,458.32
6	$11,458.32	$572.92	$12,031.24	$260.21	$11,774.57
7	$11,774.57	$588.73	$12,363.30	$267.39	$12,099.55
8	$12,099.55	$604.98	$12,704.53	$274.77	$12,433.50
9	$12,433.50	$621.68	$13,055.18	$282.35	$12,776.66
10	$12,776.66	$638.83	$13,415.49	$290.15	$13,129.30
Cumulative		$5,669.00		$2,574.76

Notes

Notes

An SAI dated November 5, 2010, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549.

Call 1-202-551-8090 for information on the Public Reference Room’s operations and copying fees.

Federated MDT Balanced Fund

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Cusip 31421R841

Cusip 31421R833

35360 (5/11)

Federated is a registered mark of Federated Investors, Inc.

2011 ©Federated Investors, Inc.

Federated MDT Balanced Fund

A Portfolio of Federated MDT Series

PROSPECTUS

November 5, 2010 (Revised May 12, 2011)

INSTITUTIONAL SHARES (TICKER QIBGX)

A mutual fund seeking the possibility of long-term growth of capital and income by investing in a combination of equity and fixed-income securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

Fund Summary Information	1
What are the Fund’s Investment Strategies?	7
What are the Principal Securities in Which the Fund Invests?	10
What are the Specific Risks of Investing in the Fund?	17
What Do Shares Cost?	22
How is the Fund Sold?	24
Payments to Financial Intermediaries	25
How to Purchase Shares	26
How to Redeem and Exchange Shares	28
Account and Share Information	31
Who Manages the Fund?	33
Legal Proceedings	35
Financial Information	35
Appendix A: Hypothetical Investment and Expense Information	37

Fund Summary Information

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund’s investment objective is the possibility of long-term growth of capital and income.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.75%
Distribution (12b-1) Fee	None
Other Expenses	0.42%
Acquired Fund Fees and Expenses	0.06%
Total Annual Fund Operating Expenses	1.23%
Fee Waivers and/or Expense Reimbursements1	0.12%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.11%

1
The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.05% (the “Fee Limit”) through the later of (the “Termination Date”): (a) November 5, 2011; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Institutional Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$125
3 Years	$390
5 Years	$676
10 Years	$1,489

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Active trading will cause the Fund to have an increased portfolio turnover rate, which, for shareholders whose Fund Shares are held in a taxable account, is likely to generate shorter-term gains (losses) that are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs (which are not reflected in annual Fund operating expenses or in the example) and may have an adverse impact on the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 130% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

What are the Fund’s Main Investment Strategies?

In seeking to achieve its investment objective, the Fund may invest in a wide variety of investments such as equity securities, fixed-income securities, foreign securities, exchange-traded funds (ETFs) and derivative and hybrid instruments. Under normal conditions, the Fund’s investment adviser (“Adviser”) anticipates investing approximately 60% of the Fund’s assets in equity securities and 40% of the Fund’s assets in fixed-income securities and other investments. The Adviser may vary this allocation +/-20% depending upon its economic and market outlook as well as a result of the identification of favorable investment opportunities.

For the domestic equity portion of the Fund, the Adviser implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

The Adviser’s investment strategy utilizes a whole market, all-cap/all-style approach by selecting most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. As of July 30, 2010, companies in the Russell 3000® Index ranged in market capitalization from $26.0 million to $304.2 billion.

In managing the Fund’s allocation to foreign equities, the Adviser attempts to diversify the portfolio across countries, in companies of all sizes with both growth and value characteristics.

The Fund’s equity allocation may include investments in real estate investment trusts (REITs). The Fund may obtain exposure to commodities by investing in instruments (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index.

With respect to the fixed-income securities allocation, the Fund invests primarily in domestic investment-grade debt securities, including corporate debt securities, U.S. government obligations and mortgage-backed securities. The Adviser selects fixed-income securities by using fundamental credit research to identify relative value in the market. The Adviser seeks to enhance the performance of the Fund’s fixed-income portfolio by allocating more assets to the security type that the Adviser expects to offer the best balance between total return and risk.

The Fund intends to invest in government securities which are issued or guaranteed by a federal agency or instrumentality acting under federal authority, including government securities that are not backed by the full faith and credit of the U.S. government.

The Fund may also invest a portion of its portfolio in noninvestment-grade, fixed-income securities, when the Adviser considers the risk return prospects of those sectors to be attractive. The Fund may also invest a portion of its portfolio in non-U.S. dollar and emerging market fixed-income securities issued by entities such as foreign governments or foreign corporations when the Adviser considers the risk return prospects of those sectors to be attractive. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest and/or currency markets. The adviser selects securities with longer or shorter durations based on its interest rate outlook, but does not target any specific duration for the fixed-income portion of the Fund.

The Fund may invest in exchange-traded and over-the-counter derivatives, such as options or futures and hybrid instruments, for any purpose consistent with its investment strategy. The Adviser also may attempt to reach its goals by investing in exchange-traded funds and shares of other investment companies.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.

•
Small, Medium and Large-Sized Companies Risks. The Fund may invest in any size company including small- and mid-size companies. Although diminished in larger-cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. You should expect that the value of the Fund’s Shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

•
Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.

•
Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

•
Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

•
Risks of Investing in American Depositary Receipts and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by risks of foreign investing than would otherwise be the case.

•
Risks of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

•
Currency Risks. Exchange rates for currencies fluctuate daily. The Fund may use both spot trades and currency derivatives to increase or decrease its exposure to foreign interest rate and/or currency markets.

•
Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations.

•
Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

•
Call Risks. There is a possibility that an issuer of fixed-income securities in which the Fund may invest may redeem a security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

•
Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.

•	Risks Associated with Noninvestment-Grade Securities. Securities rated below investment grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.

•
Exchange-Traded Funds Risks. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The change in value of the ETFs are due to the change in price of the securities in which the ETFs invest. Therefore, the Fund’s net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

•
Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI) such as stock market, interest rate, credit, currency, liquidity and leverage risks.

•
Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

•
Risks of Investing in Commodities. Because the Fund may invest in instruments (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

•
Risks Related to the Economy. Lower-grade bond returns are sensitive to changes in the economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

•
Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE: BAR CHART AND TABLE

Risk/Return Bar Chart

The Fund is the successor to the MDT Balanced Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information, including information on fees and expenses, provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT Balanced Fund. The MDT Balanced Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The bar chart and performance table below reflect historical performance data for the Fund’s Institutional Shares. The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-by- year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The Fund’s Institutional Shares total return for the nine-month period from January 1, 2010 to September 30, 2010 was 2.09%.

Within the periods shown in the bar chart, the Fund’s Institutional Shares highest quarterly return was 11.41% (quarter ended September 30, 2009). Its lowest quarterly return was (16.26)% (quarter ended December 31, 2008).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s Institutional Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(FOR THE PERIOD ENDED DECEMBER 31, 2009)

	1 Year	5 Years	Since Inception 10/1/2002
Institutional Shares:
Return Before Taxes	17.78%	1.57%	6.41%
Return After Taxes on Distributions	17.03%	0.44%	5.16%
Return After Taxes on Distributions and Sale of Fund Shares	11.56%	0.92%	5.08%
S&P 500 Index1 (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	6.51%
Lipper Mixed-Asset Target Allocation Growth Funds Index2 (reflects no deduction for fees, expenses or taxes)	26.23%	2.73%	6.73%
Barclays Capital U.S. Aggregate Bond Index3 (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	4.81%

1
The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2
Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

3
The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclay’s Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

FUND MANAGEMENT

The Fund’s Investment Adviser is Federated MDTA LLC.  The Fund’s Sub-Adviser is Federated Investment Management Company.

John F. Sherman, Senior Portfolio Manager, has been the Fund's portfolio manager responsible for asset allocation and the selection of REIT securities since October 2002.

Daniel J. Mahr, Managing Director, Research, has been the Fund's portfolio manager for the equity portion of the Fund since August 2008.

Frederick L. Konopka, Portfolio and Trading Manager, has been the Fund's portfolio manager for the equity portion of the Fund since August 2008.

Brian M. Greenberg, Research Manager, has been the Fund's portfolio manager for the equity portion of the Fund since August 2008.

Christopher J. Smith, Senior Portfolio Manager, has been the Fund's portfolio manager for the fixed-income portion of the Fund since December 2006.

Joseph M. Balestrino, Senior Portfolio Manager, has been the Fund's portfolio manager for the fixed-income portion of the Fund since December 2006.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment amount for the Fund’s Institutional Shares is generally $1,000,000 and there is no required minimum subsequent investment amount. The minimum investment amount for SIPs is $50.

You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at

1-800-341-7400 or by mail.

TAX INFORMATION

The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through an Individual Retirement Account (IRA).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

What are the Fund’s Investment Strategies?

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus. In attempting to achieve its investment objective, the Fund may invest in a wide variety of investments such as equity securities, fixed-income securities, foreign securities, ETFs and derivative and hybrid instruments. Under normal conditions, the Fund’s investment adviser (“Adviser”) anticipates investing approximately 60% of the Fund’s assets in equity securities and 40% of the Fund’s assets in fixed-income securities and other investments. The Adviser may vary this allocation +/-20% depending upon its economic and market outlook as well as a result of the identification of favorable investment opportunities.

The Fund’s domestic equity portfolio will consist primarily of common stock of U.S. companies. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

The domestic equity portion of the Fund utilizes a whole market, all-cap/all-style strategy. The Adviser believes that the whole market approach provides two main advantages. First, it allows an investor to participate in all major areas of the U.S. equity market (companies of all sizes with both growth and value characteristics) in a single fund. Second, through bottom-up stock selection, and subject to risk controls, it provides a broad ability to overweight or underweight segments of the market represented by those stocks which the Adviser, or the Adviser’s quantitative model, views as opportunities.

The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of companies relative to the universe. Consistent with the Optimum Q Process described above, the Adviser reviews the proposed trades produced by the quantitative computer model in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information .

The Adviser selects most of its equity investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. The Russell Index is reconstituted on an annual basis. As of July 30, 2010, companies in the Russell 3000® Index ranged in market capitalization from

$26.0 million to $304.2 billion.

In managing the Fund’s allocation to foreign equities, the Adviser attempts to diversify the portfolio across countries, in companies of all sizes with both growth and value characteristics. The Adviser may achieve exposure to foreign equities through investment in ETFs, shares of other investment companies or ADRs.

The Fund’s equity allocation may include investments in real estate investment trusts (REITs). The Fund may obtain exposure to commodities by investing in instruments (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index.

With respect to the fixed-income securities allocation, the Fund invests primarily in domestic investment-grade debt securities, including corporate debt securities, U.S. government obligations and mortgage-backed securities. The Adviser seeks to enhance the performance of the Fund’s fixed-income portfolio by allocating more assets to the security type that the Adviser expects to offer the best balance between total return and risk. The allocation process is based on the Adviser’s continuing analysis of a variety of economic and market indicators in order to arrive at the projected yield “spread” of each security type. The spread is the difference between the yield of a security versus the yield of a U.S. Treasury security with a comparable average life. The security’s projected spread is then weighed against the security’s current spread, credit risk and risk of prepayment in order to complete the analysis. Mortgage-backed securities tend to amortize principal on a somewhat irregular schedule over time, since the borrower can usually prepay all or part of the loan without penalty. These securities generally offer higher yields versus U.S. Treasury securities and non-mortgage-backed agency securities to compensate for this prepayment risk as well as any credit risk which might also be present in the security. Similarly, corporate debt securities, which tend to pay off on a predetermined schedule, generally offer higher yields than U.S. government securities to compensate for credit risk.

The Adviser seeks the higher relative returns of mortgage-backed securities and corporate debt securities, when available, while attempting to limit the associated credit or prepayment risks. The Adviser attempts to manage prepayment risk to the Fund by selecting mortgage-backed securities with characteristics that make prepayment fluctuations less likely. Characteristics that the Adviser may consider in selecting securities include the average interest rates of the underlying mortgages and the federal agencies (if any) that support the mortgages. The Adviser attempts to assess the relative returns and risks for mortgage-backed securities by analyzing how the timing, amount and division of cash flows might change in response to changing economic and market conditions.

The Adviser attempts to manage credit risk to the fund by selecting corporate debt securities that make default in the payment of principal and interest less likely. The Adviser looks at a variety of factors, including macroeconomic analysis and corporate earnings analysis, among others, to determine which business sectors and credit ratings are most advantageous for investment by the Fund. In selecting individual corporate fixed-income securities, the Adviser analyzes a company’s business, competitive position and general financial condition to assess whether the security’s credit risk is commensurate with its potential return.

The Fund intends to invest in government securities which are issued or guaranteed by a federal agency or instrumentality acting under federal authority, including government securities that are not backed by the full faith and credit of the U.S. government such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in a few government securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

The Fund may invest a portion of its portfolio in noninvestment-grade, fixed-income securities when the Adviser considers the risk return prospects of those sectors to be attractive. The noninvestment-grade securities in which the Fund invests, which are rated BB+ or Ba1/BB+ or lower by a NRSRO, generally pay higher interest rates as compensation for the greater default risk attached to the securities. The Fund may invest a portion of its portfolio in non-U.S. dollar, and emerging market, fixed-income securities issued by entities such as foreign governments or foreign corporations when the Adviser considers the risk return prospects of those sectors to be attractive. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets. The Adviser selects securities with longer or shorter durations based on its interest rate outlook, but does not target any specific duration for the fixed-income portion of the Fund.

When selecting the underlying investments, the Adviser can invest directly in individual securities or may invest in other funds advised by the Adviser or its affiliates. These funds may include funds which are not available for general investment by the public. The investment companies in which the Funds invest are managed independently of the Fund and incur additional expenses. Therefore, any investment by the Fund in other funds is subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses. The Fund may also invest in ETFs for purposes consistent with its investment strategy.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

•	increase or decrease the effective duration of the Fund portfolio;

•
seek to benefit from anticipated changes in the volatility of designated assets or instruments, such as indices, currencies and interest rates. (Volatility is a measure of the frequency and level of changes in the value of an asset or instrument without regard to the direction of such changes.)

•	obtain premiums from the sale of derivative contracts;

•	realize gains from trading a derivative contract; or

•	hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

The following provides general information on the types of securities or other investments in which the Fund principally invests.  The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal investments and may provide additional information about the securities and other investments in which the Fund principally invests as well.

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock.  Some preferred stocks also participate in dividends and distributions paid on common stock.  Preferred stocks may also permit the issuer to redeem the stock.  The Fund may also treat such redeemable preferred stock as a fixed-income security.

Interests in Other Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Warrants

Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•
it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if: (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s Prospectus and/or SAI.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades.  In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate.  The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset.  The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate.  Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risks.

Foreign Government Securities (A Type of Foreign Fixed-Income Security)

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions.  Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.  Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit.  Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

ADRs and Domestically Traded Securities of Foreign Issuers (Types of Foreign Equity Securities)

ADRs, which are traded in U.S. markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. dollars in U.S. markets.

FIXED-INCOME SECURITIES

Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a “discount”) or more (a “premium”) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests.

Treasury Securities (A Fixed-Income Security)

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Government Securities (A Fixed-Income Security)

Government securities are issued or guaranteed by a federal agency or instrumentality acting under federal authority. Some government securities, including those issued by Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States.

Other government securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”) in support of such obligations.

A few government securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.

The Fund treats mortgage-backed securities guaranteed by a federal agency or instrumentality as government securities. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities (A Fixed-Income Security)

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (“senior”) debt securities have a higher priority than lower ranking (“subordinated”) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust-preferred and capital-securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Commercial Paper (A Type of Corporate Debt Security)

Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper generally reduces both the market and credit risks as compared to other debt securities of the same issuer.

Demand Instruments (A Type of Corporate Debt Security)

Demand instruments are corporate debt securities that require the issuer or a third party, such as a dealer or bank (the “Demand Provider”), to repurchase the security for its face value upon demand. Some demand instruments are “conditional,” so that the occurrence of certain conditions relieves the Demand Provider of its obligation to repurchase the security. Other demand instruments are “unconditional,” so that there are no conditions under which the Demand Provider’s obligation to repurchase the security can terminate. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Mortgage-Backed Securities (A Fixed-Income Security)

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable-rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. The simplest forms of mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other mortgage-backed securities may have more complicated financial structures.

Non-Governmental, Mortgage-Backed Securities

Non-governmental, mortgage-backed securities (including non-governmental CMOs) are issued by private entities, rather than by U.S. government agencies. The non-governmental, mortgage-backed securities in which the Fund invests will be treated as mortgage related asset-backed securities. These securities involve credit risk and liquidity risk. The degree of risks will depend significantly on the ability of borrowers to make payments on the underlying mortgages and the seniority of the security held by the Fund with respect to such payments.

Asset-Backed Securities (A Fixed-Income Security)

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than 10 years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes or pass-through certificates. Asset-backed securities have prepayment risks. Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Convertible Securities (A Fixed-Income Security)

Convertible securities are fixed-income securities or preferred stocks that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued, the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible, fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment. The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a “counterparty.” Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted).

The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts (A Type of Derivative)

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts (A Type of Derivative)

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (“buyer”) the right to buy the Reference Instrument from the seller (“writer”) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts (A Type of Derivative)

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (“swap”) the returns derived from Reference Instruments.  Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include interest rate swaps, caps and floors, total return swaps, credit default swaps, currency swaps and volatility swaps.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer may have greater financial resources and liquidity than the issuer. For this reason, the Adviser may evaluate the credit risk of a fixed-income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to security’s holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.

Investment Ratings for Investment-Grade Securities

The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor’s, an NRSRO, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment grade.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. The Fund may also invest in mortgage-backed, high-yield, inflation-protected and emerging markets securities primarily by investing in another investment company (which is not available for general investment by the public) that owns these securities and that is advised by an affiliate of the Adviser. The Fund may also invest in such securities directly. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.

The Fund may invest in exchange traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to interest rate risks and credit risks.

What are the Specific Risks of Investing in the Fund?

The following provides general information on the risks associated with the types of securities and other investments in which the Fund principally invests.  The Fund may invest in other types of securities or investments as non-principal investments.  Any additional risks associated with investing in such other non-principal investments are described in the Fund's SAI.  The Fund's SAI also may provide additional information about the risks associated with the types of securities in which the Fund principally invests.

STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

SMALL, MEDIUM AND LARGE-SIZED COMPANIES RISKS

The Fund may invest in any size company including small- and mid-size companies. Although diminished in larger-cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Small- and mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s Shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.  For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development.  Further, growth stocks may not pay dividends or may pay lower dividends than value stocks.  This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks.  For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development or positive market development.  Further, value stocks tend to have higher dividends than growth stocks.  This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press.  In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the

Fund’s investments.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

RISKS OF INVESTING IN EMERGING MARKET COUNTRIES

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets.  For example, their prices may be significantly more volatile than prices in developed countries.  Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

INTEREST RATE RISKS

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed-income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk and higher credit ratings correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

CALL RISKS AND PREPAYMENT RISKS

Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below or above its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage-backed securities.

For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “spread”). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

RISKS ASSOCIATED WITH NONINVESTMENT-GRADE SECURITIES

Securities rated below investment grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

EXCHANGE-TRADED FUNDS RISKS

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income.  Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund’s SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

RISKS OF INVESTING IN COMMODITIES

Because the Fund may invest in instruments (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

RISKS RELATED TO THE ECONOMY

Low-grade bond returns are sensitive to changes in the economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

LIQUIDITY RISKS

Trading opportunities are more limited for equity and fixed-income securities that are not widely held, and for fixed-income securities that have not received any credit ratings or have received ratings below investment grade. Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. The features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Additionally, collateral on loan instruments may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower’s obligations under the instrument.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open.

When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

•	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (“Board”).

•	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The Prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

FAIR VALUATION AND SIGNIFICANT EVENTS PROCEDURES

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in

U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations or litigation developments or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information–Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

The Fund offers four Share classes: Class A Shares, Class C Shares, Class R Shares and Institutional Shares, each representing interests in a single portfolio of securities. Effective December 31, 2010, the Fund's Class K Shares were redesignated as Class R Shares. This Prospectus relates only to Institutional Shares. All Share classes have different sales charges and other expenses which affect their performance.  Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to Eligible Investors, as described below. In connection with a request to purchase Shares, you should provide documentation sufficient to verify your status as an Eligible Investor. As a general matter, Shares are not available for direct investment by natural persons.

The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of Shares (however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus):

•	An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;

•	An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;

•
A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;

•	Trustees and Officers of the former MDT Funds, shareholders of an MDT Fund as of August 26, 2005, and former members of the Memorial Drive Trust;

•	An employer-sponsored retirement plan;

•	A trust institution investing on behalf of its trust customers;

•	Additional sales to an investor (including a natural person) who owned Institutional Shares of the Fund as of December 31, 2008;

•
An investor (including a natural person) who acquired Institutional Shares of a Federated Fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and

•
In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who: (1) becomes a client of an investment advisory subsidiary of Federated; or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.

The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of Shares (see “How to Purchase Shares” below):

•	An investor, other than a natural person, purchasing Shares directly from the Fund; and

•	In connection with an initial purchase of Shares through an exchange, an investor (including a natural person) who owned Institutional Shares of another Federated Fund as of December 31, 2008.

Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (“Federated”).

Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended Funds, and/or granting the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

Eligible Investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund in the manner described above under “How is the Fund Sold?” The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form.

Where applicable, the required minimum initial investment for Institutional Shares is generally $1,000,000. There is no required minimum subsequent investment amount. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus.

Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

THROUGH A FINANCIAL INTERMEDIARY

Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (“Transfer Agent”). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

Financial intermediaries should send payments according to the instructions in the sections “By Wire” or

“By Check.”

DIRECTLY FROM THE FUND

•	Establish your account with the Fund by submitting a completed New Account Form; and

•	Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check.  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s Transfer Agent.

An institution may establish an account and place an order by calling the Fund, and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

To facilitate processing your order, please call the Fund before sending the wire.

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

BNF:  23026552

Attention:  Federated EDGEWIRE

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address,

send it to:

The Federated Funds

30 Dan Road

Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request.  For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Liberty U.S. Government Money Market Trust and Class K Shares. You must meet the minimum initial investment requirement for purchasing Shares (if applicable), and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM (SIP)

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

The minimum investment amount for SIPs is $50.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

•	through a financial intermediary if you purchased Shares through a financial intermediary; or

•	directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds

30 Dan Road

Canton, MA 02021

All requests must include:

•	Fund Name and Share Class, account number and account registration;

•	amount to be redeemed or exchanged;

•	signatures of all shareholders exactly as registered; and

•	if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

•	your redemption will be sent to an address other than the address of record;

•	your redemption will be sent to an address of record that was changed within the last 30 days;

•	a redemption is payable to someone other than the shareholder(s) of record; or

•	transferring into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

•	an electronic transfer to your account at a financial institution that is an ACH member; or

•	wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

•	to allow your purchase to clear (as discussed below);

•	during periods of market volatility;

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or

•	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

•	when the NYSE is closed, other than customary weekend and holiday closings;

•	when trading on the NYSE is restricted, as determined by the SEC; or

•	in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Liberty U.S. Government Money Market Trust and Class K Shares. To do this, you must:

•	ensure that the account registrations are identical;

•	meet any applicable minimum initial investment requirements; and

•	receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Fund may modify or terminate the exchange privilege at any time.

In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information–Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares. Effective August 2, 2010, the minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund.  Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders.  Dividends are paid to all shareholders invested in the Fund on the record date.  The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional Shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income.  In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders–Source of Distributions” link under “Related Information.”

ACCOUNTS WITH LOW BALANCES

Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $25,000. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle.  Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund.  Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which

NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated (“Approved Accounts”). The Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Fund.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held.  However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten equity and fixed-income holdings, and a percentage breakdown of the portfolio by type of security and credit quality.

To access this information from the “Products” section of the website, click on “view all” next to a fund category, select the Fund and the appropriate share class, then click on the “Portfolio Holdings and Related Information” link or “Composition” link under the “Current View” section.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s Annual and Semi-Annual Reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (“MDT Advisers”) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. The Adviser has delegated daily management of some Fund assets to the Sub-Adviser, Federated Investment Management Company (FIMCO), an affiliate of the Adviser, which is paid by the Adviser and not by the Fund. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 125 High Street, 21st Floor, Boston, Massachusetts 02110. The address of FASC and FIMCO is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser, Sub-Adviser and other subsidiaries of Federated advise approximately 145 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized, separately managed accounts, which totaled approximately $389 billion in assets as of December 31, 2009. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,370 employees. Federated provides investment products to over 5,200 investment professionals and institutions.

The Adviser advises approximately 10 equity mutual funds as well as a variety of customized separately managed accounts and institutional separate accounts, which totaled approximately $4.3 billion in assets as of December 31, 2009.

PORTFOLIO MANAGEMENT INFORMATION

John F. Sherman, CFA, has been the Fund’s Portfolio Manager responsible for asset allocation (including the selection of any exchange-traded funds and derivatives used in the asset allocation process) and the selection of REIT securities for the Fund since October 2002. Mr. Sherman joined MDT Advisers in 2000. He has over

15 years of experience analyzing financial markets. Prior to joining the Adviser, Mr. Sherman served as a Vice President and Senior Analyst for Citizens Financial Group from 1999 to 2000 and as a Senior Analyst for

FDIC from 1991 to 1999. He is a member of the CFA Institute and the Boston Security Analysts Society. He received a B.S.B.A. from North Adams State College, and an M.B.A. from Boston University Graduate School of Management.

EQUITY

Equity investing for the Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

Daniel J. Mahr, CFA, joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

Frederick L. Konopka, CFA, joined the Investment Team in 1997. As Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

Brian M. Greenberg joined the Investment Team in 2004. As a Research Manager, he is responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

FIXED-INCOME

Christopher J. Smith, CFA, has been the Fund’s Portfolio Manager for the fixed-income portion of the Fund since December, 2006. Mr. Smith joined Federated in 1995 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund’s Sub-Adviser since 1997. He was an Assistant Vice President of Provident Life & Accident Insurance Company from 1987 through 1994. He received his M.A. in Economics and Finance from the University of Kentucky.

Joseph M. Balestrino, CFA, has been the Fund’s Portfolio Manager for the fixed-income portion of the Fund since December 2006. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund’s Sub-Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund’s Sub-Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Sub-Adviser from 1993 to 1995. Mr. Balestrino received his Master’s Degree in Urban and Regional Planning from the University of Pittsburgh.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts and ownership of securities in the Fund.

ADVISORY FEES

The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.75% of the Fund’s average daily net assets. The Fund’s Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2010.

Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”) and various Federated-sponsored mutual funds (“Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of certain Funds during specified periods beginning

November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated without admitting the validity of any claim has reached a preliminary settlement with the Plaintiffs in these cases. Any settlement would have to be approved by the Court.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Funds.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Funds or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

MDT Balanced Fund (“Predecessor Fund”) was reorganized into the Federated MDT Balanced Fund (“Fund”), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

Financial Highlights–Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended July 31	2010	2009	2008	20071	2006
Net Asset Value, Beginning of Period	$10.21	$12.57	$13.79	$13.23	$13.60
Income From Investment Operations:
Net investment income	0.192	0.232	0.302	0.242	0.242
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	0.71	(2.28)	(0.98)	1.14	0.50
TOTAL FROM INVESTMENT OPERATIONS	0.90	(2.05)	(0.68)	1.38	0.74
Less Distributions:
Distributions from net investment income	(0.21)	(0.31)	(0.19)	(0.17)	(0.18)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	(0.35)	(0.65)	(0.93)
TOTAL DISTRIBUTIONS	(0.21)	(0.31)	(0.54)	(0.82)	(1.11)
Net Asset Value, End of Period	$10.90	$10.21	$12.57	$13.79	$13.23
Total Return3	8.74%	(16.13)%	(5.33)%	10.61%	5.62%
Ratios to Average Net Assets:
Net expenses	0.96%	1.05%	1.06%	1.14%	1.25%
Net investment income	1.71%	2.29%	2.22%	1.74%	1.82%
Expense waiver/reimbursement4	0.21%	0.09%	0.03%	0.17%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$49,127	$50,161	$71,949	$81,634	$73,747
Portfolio turnover	130%	231%	158%	174%	139%

1
MDT Balanced Fund (the “Predecessor Fund”) was reorganized into Federated MDT Balanced Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2	Per share numbers have been calculated using the average shares method.

3	Based on net asset value.

4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2010, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

The following chart provides additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

FEDERATED MDT BALANCED FUND - INSTITUTIONAL SHARES
ANNUAL EXPENSE RATIO: 1.23%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$125.32	$10,377.00
2	$10,377.00	$518.85	$10,895.85	$130.04	$10,768.21
3	$10,768.21	$538.41	$11,306.62	$134.95	$11,174.17
4	$11,174.17	$558.71	$11,732.88	$140.03	$11,595.44
5	$11,595.44	$579.77	$12,175.21	$145.31	$12,032.59
6	$12,032.59	$601.63	$12,634.22	$150.79	$12,486.22
7	$12,486.22	$624.31	$13,110.53	$156.48	$12,956.95
8	$12,956.95	$647.85	$13,604.80	$162.37	$13,445.43
9	$13,445.43	$672.27	$14,117.70	$168.50	$13,952.32
10	$13,952.32	$697.62	$14,649.94	$174.85	$14,478.32
Cumulative		$5,939.42		$1,488.64

An SAI dated November 5, 2010, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549. Call 1-202-551-8090 for information on the Public Reference Room’s operations and copying fees.

Federated MDT Balanced Fund

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Cusip 31421R825

35366 (5/11)

Federated is a registered mark of Federated Investors, Inc.

2011 ©Federated Investors, Inc.

Federated MDT Balanced Fund

A Portfolio of Federated MDT Series

PROSPECTUS

November 5, 2010 (Revised May 12, 2011)

CLASS R SHARES (TICKER QKBGX)

(Effective December 31, 2010, the Fund's Class K Shares were redesignated as Class R Shares)

A mutual fund seeking the possibility of long-term growth of capital and income by investing in a combination of equity and fixed-income securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

Fund Summary Information	1
What are the Fund’s Investment Strategies?	8
What are the Principal Securities in Which the Fund Invests?	11
What are the Specific Risks of Investing in the Fund?	18
What Do Shares Cost?	23
How is the Fund Sold?	25
Payments to Financial Intermediaries	25
How to Purchase Shares	26
How to Redeem and Exchange Shares	28
Account and Share Information	31
Who Manages the Fund?	35
Legal Proceedings	36
Financial Information	37
Appendix A: Hypothetical Investment and Expense Information	41

Fund Summary Information

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund’s investment objective is the possibility of long-term growth of capital and income.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class R Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.75%
Distribution (12b-1) Fee	0.50%
Other Expenses	0.66%
Acquired Fund Fees and Expenses	0.06%
Total Annual Fund Operating Expenses	1.97%
Fee Waivers and/or Expense Reimbursements1	0.11%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.86%
1
The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Class R Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.80% (the “Fee Limit”) through the later of (the “Termination Date”): (a) November 5, 2011; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund’s Class R Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class R Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class R Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$200
3 Years	$618
5 Years	$1,062
10 Years	$2,296

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Active trading will cause the Fund to have an increased portfolio turnover rate, which, for shareholders whose Fund Shares are held in a taxable account, is likely to generate shorter-term gains (losses) that are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs (which are not reflected in annual Fund operating expenses or in the example) and may have an adverse impact on the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 130% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

What are the Fund’s Main Investment Strategies?

In seeking to achieve its investment objective, the Fund may invest in a wide variety of investments such as equity securities, fixed-income securities, foreign securities, exchange-traded funds (ETFs) and derivative and hybrid instruments. Under normal conditions, the Fund’s investment adviser (“Adviser”) anticipates investing approximately 60% of the Fund’s assets in equity securities and 40% of the Fund’s assets in fixed-income securities and other investments. The Adviser may vary this allocation +/-20% depending upon its economic and market outlook as well as a result of the identification of favorable investment opportunities.

For the domestic equity portion of the Fund, the Adviser implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

The Adviser’s investment strategy utilizes a whole market, all-cap/all-style approach by selecting most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. As of July 30, 2010, companies in the Russell 3000® Index ranged in market capitalization from $26.0 million to $304.2 billion.

In managing the Fund’s allocation to foreign equities, the Adviser attempts to diversify the portfolio across countries, in companies of all sizes with both growth and value characteristics.

The Fund’s equity allocation may include investments in real estate investment trusts (REITs). The Fund may obtain exposure to commodities by investing in instruments (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index.

With respect to the fixed-income securities allocation, the Fund invests primarily in domestic investment-grade debt securities, including corporate debt securities, U.S. government obligations and mortgage-backed securities. The Adviser selects fixed-income securities by using fundamental credit research to identify relative value in the market. The Adviser seeks to enhance the performance of the Fund’s fixed-income portfolio by allocating more assets to the security type that the Adviser expects to offer the best balance between total return and risk.

The Fund intends to invest in government securities which are issued or guaranteed by a federal agency or instrumentality acting under federal authority, including government securities that are not backed by the full faith and credit of the U.S. government.

The Fund may also invest a portion of its portfolio in noninvestment-grade, fixed-income securities, when the Adviser considers the risk return prospects of those sectors to be attractive. The Fund may also invest a portion of its portfolio in non-U.S. dollar and emerging market fixed-income securities issued by entities such as foreign governments or foreign corporations when the Adviser considers the risk return prospects of those sectors to be attractive. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest and/or currency markets. The adviser selects securities with longer or shorter durations based on its interest rate outlook, but does not target any specific duration for the fixed-income portion of the Fund.

The Fund may invest in exchange-traded and over-the-counter derivatives, such as options or futures and hybrid instruments, for any purpose consistent with its investment strategy. The Adviser also may attempt to reach its goals by investing in exchange-traded funds and shares of other investment companies.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.

•
Small, Medium and Large-Sized Companies Risks. The Fund may invest in any size company including small- and mid-size companies. Although diminished in larger-cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. You should expect that the value of the Fund’s Shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

•
Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.

•
Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

•
Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

•
Risks of Investing in American Depositary Receipts and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by risks of foreign investing than would otherwise be the case.

•
Risks of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

•
Currency Risks. Exchange rates for currencies fluctuate daily. The Fund may use both spot trades and currency derivatives to increase or decrease its exposure to foreign interest rate and/or currency markets.

•
Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations.

•
Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

•
Call Risks. There is a possibility that an issuer of fixed-income securities in which the Fund may invest may redeem a security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

•
Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.

•	Risks Associated with Noninvestment-Grade Securities. Securities rated below investment grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.

•
Exchange-Traded Funds Risks. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The change in value of the ETFs are due to the change in price of the securities in which the ETFs invest. Therefore, the Fund’s net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

•
Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI) such as stock market, interest rate, credit, currency, liquidity and leverage risks.

•
Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

•
Risks of Investing in Commodities. Because the Fund may invest in instruments (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

•
Risks Related to the Economy. Lower-grade bond returns are sensitive to changes in the economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

•
Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE: BAR CHART AND TABLE

Risk/Return Bar Chart

The Fund is the successor to the MDT Balanced Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information, including information on fees and expenses, provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT Balanced Fund. The MDT Balanced Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The Fund’s Class R Shares commenced operations on December 12, 2006. For the period prior to the commencement of operations of Class R Shares, the performance information shown in the bar chart below is for the Fund’s Institutional Shares, adjusted to reflect the expenses of Class R Shares.

The bar chart and performance table below reflect historical performance data for the Fund’s Class R Shares. The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class R Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The Fund’s Class R Shares total return for the nine-month period from January 1, 2010 to September 30, 2010, was 1.64%.

Within the periods shown in the bar chart, the Fund’s Class R Shares highest quarterly return was 11.27% (quarter ended September 30, 2009). Its lowest quarterly return was (16.38)% (quarter ended December 31, 2008).

Average Annual Total Return Table

Return Before Taxes is shown for the Fund’s Class R Shares.

(FOR THE PERIOD ENDED DECEMBER 31, 2009)
	1 Year	5 Years	Since Inception 10/1/2002
Class R Shares:
Return Before Taxes	16.87%	0.89%	5.68%
S&P 500 Index1 (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	6.51%
Lipper Mixed-Asset Target Allocation Growth Funds Index2 (reflects no deduction for fees, expenses or taxes)	26.23%	2.73%	6.73%
Barclays Capital U.S. Aggregate Bond Index3 (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	4.81%

1
The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2
Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

3
The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclay’s Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

FUND MANAGEMENT

The Fund’s Investment Adviser is Federated MDTA LLC.  The Fund’s Sub-Adviser is Federated Investment Management Company.

John F. Sherman, Senior Portfolio Manager, has been the Fund's portfolio manager responsible for asset allocation and the selection of REIT securities since October 2002.

Daniel J. Mahr, Managing Director, Research, has been the Fund's portfolio manager for the equity portion of the Fund since August 2008.

Frederick L. Konopka, Portfolio and Trading Manager, has been the Fund's portfolio manager for the equity portion of the Fund since August 2008.

Brian M. Greenberg, Research Manager, has been the Fund's portfolio manager for the equity portion of the Fund since August 2008.

Christopher J. Smith, Senior Portfolio Manager, has been the Fund's portfolio manager for the fixed-income portion of the Fund since December 2006.

Joseph M. Balestrino, Senior Portfolio Manager, has been the Fund's portfolio manager for the fixed-income portion of the Fund since December 2006.

PURCHASE AND SALE OF FUND SHARES

The minimum initial and subsequent investment amounts for IRA Rollovers from retirement plans are $250 and $100, respectively.  The minimum investment amount for Systematic Investment Programs is $50. You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.

TAX INFORMATION

The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through an Individual Retirement Account (IRA).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

What are the Fund’s Investment Strategies?

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus. In attempting to achieve its investment objective, the Fund may invest in a wide variety of investments such as equity securities, fixed-income securities, foreign securities, ETFs and derivative and hybrid instruments. Under normal conditions, the Fund’s investment adviser (“Adviser”) anticipates investing approximately 60% of the Fund’s assets in equity securities and 40% of the Fund’s assets in fixed-income securities and other investments. The Adviser may vary this allocation +/-20% depending upon its economic and market outlook as well as a result of the identification of favorable investment opportunities.

The Fund’s domestic equity portfolio will consist primarily of common stock of U.S. companies. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

The domestic equity portion of the Fund utilizes a whole market, all-cap/all-style strategy. The Adviser believes that the whole market approach provides two main advantages. First, it allows an investor to participate in all major areas of the U.S. equity market (companies of all sizes with both growth and value characteristics) in a single fund. Second, through bottom-up stock selection, and subject to risk controls, it provides a broad ability to overweight or underweight segments of the market represented by those stocks which the Adviser, or the Adviser’s quantitative model, views as opportunities.

The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of companies relative to the universe. Consistent with the Optimum Q Process described above, the Adviser reviews the proposed trades produced by the quantitative computer model in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.

The Adviser selects most of its equity investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. The Russell Index is reconstituted on an annual basis. As of July 30, 2010, companies in the Russell 3000® Index ranged in market capitalization from

$26.0 million to $304.2 billion.

In managing the Fund’s allocation to foreign equities, the Adviser attempts to diversify the portfolio across countries, in companies of all sizes with both growth and value characteristics. The Adviser may achieve exposure to foreign equities through investment in ETFs, shares of other investment companies or ADRs.

The Fund’s equity allocation may include investments in real estate investment trusts (REITs). The Fund may obtain exposure to commodities by investing in instruments (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index.

With respect to the fixed-income securities allocation, the Fund invests primarily in domestic investment-grade debt securities, including corporate debt securities, U.S. government obligations and mortgage-backed securities. The Adviser seeks to enhance the performance of the Fund’s fixed-income portfolio by allocating more assets to the security type that the Adviser expects to offer the best balance between total return and risk. The allocation process is based on the Adviser’s continuing analysis of a variety of economic and market indicators in order to arrive at the projected yield “spread” of each security type. The spread is the difference between the yield of a security versus the yield of a U.S. Treasury security with a comparable average life. The security’s projected spread is then weighed against the security’s current spread, credit risk and risk of prepayment in order to complete the analysis. Mortgage-backed securities tend to amortize principal on a somewhat irregular schedule over time, since the borrower can usually prepay all or part of the loan without penalty. These securities generally offer higher yields versus U.S. Treasury securities and non-mortgage-backed agency securities to compensate for this prepayment risk as well as any credit risk which might also be present in the security. Similarly, corporate debt securities, which tend to pay off on a predetermined schedule, generally offer higher yields than U.S. government securities to compensate for credit risk.

The Adviser seeks the higher relative returns of mortgage-backed securities and corporate debt securities, when available, while attempting to limit the associated credit or prepayment risks. The Adviser attempts to manage prepayment risk to the Fund by selecting mortgage-backed securities with characteristics that make prepayment fluctuations less likely. Characteristics that the Adviser may consider in selecting securities include the average interest rates of the underlying mortgages and the federal agencies (if any) that support the mortgages. The Adviser attempts to assess the relative returns and risks for mortgage-backed securities by analyzing how the timing, amount and division of cash flows might change in response to changing economic and market conditions.

The Adviser attempts to manage credit risk to the fund by selecting corporate debt securities that make default in the payment of principal and interest less likely. The Adviser looks at a variety of factors, including macroeconomic analysis and corporate earnings analysis, among others, to determine which business sectors and credit ratings are most advantageous for investment by the Fund. In selecting individual corporate fixed-income securities, the Adviser analyzes a company’s business, competitive position and general financial condition to assess whether the security’s credit risk is commensurate with its potential return.

The Fund intends to invest in government securities which are issued or guaranteed by a federal agency or instrumentality acting under federal authority, including government securities that are not backed by the full faith and credit of the U.S. government such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in a few government securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

The Fund may invest a portion of its portfolio in noninvestment-grade, fixed-income securities when the Adviser considers the risk return prospects of those sectors to be attractive. The noninvestment-grade securities in which the Fund invests, which are rated BB+ or Ba1/BB+ or lower by a NRSRO, generally pay higher interest rates as compensation for the greater default risk attached to the securities. The Fund may invest a portion of its portfolio in non-U.S. dollar, and emerging market, fixed-income securities issued by entities such as foreign governments or foreign corporations when the Adviser considers the risk return prospects of those sectors to be attractive. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets. The Adviser selects securities with longer or shorter durations based on its interest rate outlook, but does not target any specific duration for the fixed-income portion of the Fund.

When selecting the underlying investments, the Adviser can invest directly in individual securities or may invest in other funds advised by the Adviser or its affiliates. These funds may include funds which are not available for general investment by the public. The investment companies in which the Funds invest are managed independently of the Fund and incur additional expenses. Therefore, any investment by the Fund in other funds is subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses. The Fund may also invest in ETFs for purposes consistent with its investment strategy.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

•	increase or decrease the effective duration of the Fund portfolio;

•
seek to benefit from anticipated changes in the volatility of designated assets or instruments, such as indices, currencies and interest rates. (Volatility is a measure of the frequency and level of changes in the value of an asset or instrument without regard to the direction of such changes.)

•	obtain premiums from the sale of derivative contracts;

•	realize gains from trading a derivative contract; or

•	hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

The following provides general information on the types of securities or other investments in which the Fund principally invests.  The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal investments and may provide additional information about the securities and other investments in which the Fund principally invests as well.

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock.  Some preferred stocks also participate in dividends and distributions paid on common stock.  Preferred stocks may also permit the issuer to redeem the stock.  The Fund may also treat such redeemable preferred stock as a fixed-income security.

Interests in Other Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Warrants

Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•
it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if: (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s Prospectus and/or SAI.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades.  In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate.  The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset.  The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate.  Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risks.

Foreign Government Securities (A Type of Foreign Fixed-Income Security)

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions.  Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.  Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit.  Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

ADRs and Domestically Traded Securities of Foreign Issuers (Types of Foreign Equity Securities)

ADRs, which are traded in U.S. markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. dollars in U.S. markets.

FIXED-INCOME SECURITIES

Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a “discount”) or more (a “premium”) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests.

Treasury Securities (A Fixed-Income Security)

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Government Securities (A Fixed-Income Security)

Government securities are issued or guaranteed by a federal agency or instrumentality acting under federal authority. Some government securities, including those issued by Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States.

Other government securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”) in support of such obligations.

A few government securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.

The Fund treats mortgage-backed securities guaranteed by a federal agency or instrumentality as government securities. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities (A Fixed-Income Security)

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (“senior”) debt securities have a higher priority than lower ranking (“subordinated”) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust-preferred and capital-securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Commercial Paper (A Type of Corporate Debt Security)

Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper generally reduces both the market and credit risks as compared to other debt securities of the same issuer.

Demand Instruments (A Type of Corporate Debt Security)

Demand instruments are corporate debt securities that require the issuer or a third party, such as a dealer or bank (the “Demand Provider”), to repurchase the security for its face value upon demand. Some demand instruments are “conditional,” so that the occurrence of certain conditions relieves the Demand Provider of its obligation to repurchase the security. Other demand instruments are “unconditional,” so that there are no conditions under which the Demand Provider’s obligation to repurchase the security can terminate. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Mortgage-Backed Securities (A Fixed-Income Security)

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable-rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. The simplest forms of mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other mortgage-backed securities may have more complicated financial structures.

Non-Governmental, Mortgage-Backed Securities

Non-governmental, mortgage-backed securities (including non-governmental CMOs) are issued by private entities, rather than by U.S. government agencies. The non-governmental, mortgage-backed securities in which the Fund invests will be treated as mortgage related asset-backed securities. These securities involve credit risk and liquidity risk. The degree of risks will depend significantly on the ability of borrowers to make payments on the underlying mortgages and the seniority of the security held by the Fund with respect to such payments.

Asset-Backed Securities (A Fixed-Income Security)

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than 10 years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes or pass-through certificates. Asset-backed securities have prepayment risks. Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Convertible Securities (A Fixed-Income Security)

Convertible securities are fixed-income securities or preferred stocks that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued, the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible, fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment. The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a “counterparty.” Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted).

The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts (A Type of Derivative)

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as currency futures and currency forward contracts.

Option Contracts (A Type of Derivative)

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (“buyer”) the right to buy the Reference Instrument from the seller (“writer”) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts (A Type of Derivative)

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (“swap”) the returns derived from Reference Instruments.  Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include interest rate swaps, caps and floors, total return swaps, credit default swaps, currency swaps and volatility swaps.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer may have greater financial resources and liquidity than the issuer. For this reason, the Adviser may evaluate the credit risk of a fixed-income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to security’s holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.

Investment Ratings for Investment-Grade Securities

The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor’s, an NRSRO, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment grade.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. The Fund may also invest in mortgage-backed, high-yield, inflation-protected and emerging markets securities primarily by investing in another investment company (which is not available for general investment by the public) that owns these securities and that is advised by an affiliate of the Adviser. The Fund may also invest in such securities directly. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.

The Fund may invest in exchange traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to interest rate risks and credit risks.

What are the Specific Risks of Investing in the Fund?

The following provides general information on the risks associated with the types of securities and other investments in which the Fund principally invests.  The Fund may invest in other types of securities or investments as non-principal investments.  Any additional risks associated with investing in such other non-principal investments are described in the Fund's SAI.  The Fund's SAI also may provide additional information about the risks associated with the types of securities in which the Fund principally invests.

STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

SMALL, MEDIUM AND LARGE-SIZED COMPANIES RISKS

The Fund may invest in any size company including small- and mid-size companies. Although diminished in larger-cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Small- and mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s Shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.  For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development.  Further, growth stocks may not pay dividends or may pay lower dividends than value stocks.  This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks.  For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development or positive market development.  Further, value stocks tend to have higher dividends than growth stocks.  This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press.  In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

RISKS OF INVESTING IN EMERGING MARKET COUNTRIES

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets.  For example, their prices may be significantly more volatile than prices in developed countries.  Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

INTEREST RATE RISKS

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed-income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk and higher credit ratings correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

CALL RISKS AND PREPAYMENT RISKS

Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below or above its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage-backed securities.

For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “spread”). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

RISKS ASSOCIATED WITH NONINVESTMENT-GRADE SECURITIES

Securities rated below investment grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

EXCHANGE-TRADED FUNDS RISKS

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income.  Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund’s SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

RISKS OF INVESTING IN COMMODITIES

Because the Fund may invest in instruments (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

RISKS RELATED TO THE ECONOMY

Low-grade bond returns are sensitive to changes in the economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

LIQUIDITY RISKS

Trading opportunities are more limited for equity and fixed-income securities that are not widely held, and for fixed-income securities that have not received any credit ratings or have received ratings below investment grade. Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. The features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Additionally, collateral on loan instruments may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower’s obligations under the instrument.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open.

When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

•	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (“Board”).

•	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The Prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

FAIR VALUATION AND SIGNIFICANT EVENTS PROCEDURES

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in

U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations or litigation developments or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information–Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

The Fund offers four Share classes: Class A Shares, Class C Shares, Class R Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class R Shares.

All Share classes have different sales charges and other expenses which affect their performance. The additional classes of Shares, which are offered by separate prospectuses, may be preferable for certain shareholders. Please note that certain purchase restrictions may apply.  Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non- qualified deferred compensation plans and IRA Rollovers from such plans, directly or through financial intermediaries.

Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (“Federated”).

Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

RULE 12B-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.50% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Class R Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares.  Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different marketing fees.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Rule 12b-1 Fees and/or Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended Funds, and/or granting the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form.

Where the Fund offers more than one Share class and you do not specify the class choice on your

New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive

Class A Shares.

The minimum initial and subsequent investment amounts for IRA Rollovers from retirement plans are $250 and $100, respectively.  An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

THROUGH A FINANCIAL INTERMEDIARY

Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (“Transfer Agent”). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

Financial intermediaries should send payments according to the instructions in the sections “By Wire” or

“By Check.”

DIRECTLY FROM THE FUND

•	Establish your account with the Fund by submitting a completed New Account Form; and

•	Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check.  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s Transfer Agent.

An institution may establish an account and place an order by calling the Fund, and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

To facilitate processing your order, please call the Fund before sending the wire.

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

BNF:  23026552

Attention:  Federated EDGEWIRE

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address,

send it to:

The Federated Funds

30 Dan Road

Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request.  For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM (SIP)

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

•	through a financial intermediary if you purchased Shares through a financial intermediary; or

•	directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds

30 Dan Road

Canton, MA 02021

All requests must include:

•	Fund Name and Share Class, account number and account registration;

•	amount to be redeemed or exchanged;

•	signatures of all shareholders exactly as registered; and

•	if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

•	your redemption will be sent to an address other than the address of record;

•	your redemption will be sent to an address of record that was changed within the last 30 days;

•	a redemption is payable to someone other than the shareholder(s) of record; or

•	transferring into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

•	an electronic transfer to your account at a financial institution that is an ACH member; or

•	wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

•	to allow your purchase to clear (as discussed below);

•	during periods of market volatility;

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or

•	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

•	when the NYSE is closed, other than customary weekend and holiday closings;

•	when trading on the NYSE is restricted, as determined by the SEC; or

•	in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into Shares of the same class of another Federated fund. To do this, you must:

•	ensure that the account registrations are identical;

•	meet any applicable minimum initial investment requirements; and

•	receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time.  In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies.  See “Account and Share Information–Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares. Effective August 2, 2010, the minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund.  Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders.  Dividends are paid to all shareholders invested in the Fund on the record date.  The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional Shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income.  In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders–Source of Distributions” link under “Related Information.”

ACCOUNTS WITH LOW BALANCES

Federated reserves the right to close accounts if redemptions and exchanges cause the account balance to fall below $250. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle.  Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund.  Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated (“Approved Accounts”). The Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Fund.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held.  However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten equity and fixed-income holdings and a percentage breakdown of the portfolio by type of security and credit quality.

To access this information from the “Products” section of the website, click on “view all” next to a fund category, select the Fund and the appropriate share class, then click on the “Portfolio Holdings and Related Information” link or “Composition” link under the “Current View” section.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s Annual and Semi-Annual Reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (“MDT Advisers”) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in

July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. The Adviser has delegated daily management of some Fund assets to the Sub-Adviser, Federated Investment Management Company (FIMCO), an affiliate of the Adviser, which is paid by the Adviser and not by the Fund. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 125 High Street, 21st Floor, Boston, Massachusetts 02110. The address of FASC and FIMCO is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser, Sub-Adviser and other subsidiaries of Federated advise approximately 145 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized, separately managed accounts, which totaled approximately $389 billion in assets as of December 31, 2009. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,370 employees. Federated provides investment products to over 5,200 investment professionals and institutions.

The Adviser advises approximately 10 equity mutual funds as well as a variety of customized separately managed accounts and institutional separate accounts, which totaled approximately $4.3 billion in assets as of December 31, 2009.

PORTFOLIO MANAGEMENT INFORMATION

John F. Sherman, CFA, has been the Fund’s Portfolio Manager responsible for asset allocation (including the selection of any exchange-traded funds and derivatives used in the asset allocation process) and the selection of REIT securities for the Fund since October 2002. Mr. Sherman joined MDT Advisers in 2000. He has over

15 years of experience analyzing financial markets. Prior to joining the Adviser, Mr. Sherman served as a Vice President and Senior Analyst for Citizens Financial Group from 1999 to 2000 and as a Senior Analyst for FDIC from 1991 to 1999. He is a member of the CFA Institute and the Boston Security Analysts Society. He received a B.S.B.A. from North Adams State College, and an M.B.A. from Boston University Graduate School of Management.

EQUITY

Equity investing for the Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

Daniel J. Mahr, CFA, joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

Frederick L. Konopka, CFA, joined the Investment Team in 1997. As Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

Brian M. Greenberg joined the Investment Team in 2004. As a Research Manager, he is responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

FIXED-INCOME

Christopher J. Smith, CFA, has been the Fund’s Portfolio Manager for the fixed-income portion of the Fund since December, 2006. Mr. Smith joined Federated in 1995 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund’s Sub-Adviser since 1997. He was an Assistant Vice President of Provident Life & Accident Insurance Company from 1987 through 1994. He received his M.A. in Economics and Finance from the University of Kentucky.

Joseph M. Balestrino, CFA, has been the Fund’s Portfolio Manager for the fixed-income portion of the Fund since December 2006. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund’s Sub-Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund’s Sub-Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Sub-Adviser from 1993 to 1995. Mr. Balestrino received his Master’s Degree in Urban and Regional Planning from the University of Pittsburgh.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts and ownership of securities in the Fund.

ADVISORY FEES

The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.75% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2010.

Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”) and various Federated-sponsored mutual funds (“Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of certain Funds during specified periods beginning

November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated without admitting the validity of any claim has reached a preliminary settlement with the Plaintiffs in these cases. Any settlement would have to be approved by the Court.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Funds.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Funds or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

Financial Highlights–Class R Shares

(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,			Period Ended 7/31/20071
	2010	2009	2008
Net Asset Value, Beginning of Period	$10.14	$12.51	$13.77	$14.28
Income From Investment Operations:
Net investment income	0.102	0.152	0.202	0.052
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	0.72	(2.27)	(0.98)	0.26
TOTAL FROM INVESTMENT OPERATIONS	0.82	(2.12)	(0.78)	0.31
Less Distributions:
Distributions from net investment income	(0.13)	(0.25)	(0.13)	(0.17)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	(0.35)	(0.65)
TOTAL DISTRIBUTIONS	(0.13)	(0.25)	(0.48)	(0.82)
Net Asset Value, End of Period	$10.83	$10.14	$12.51	$13.77
Total Return3	8.01%	(16.75)%	(6.01)%	2.33%
Ratios to Average Net Assets:
Net expenses	1.70%	1.79%	1.77%	1.90%4
Net investment income	0.96%	1.56%	1.53%	0.60%4
Expense waiver/reimbursement5	0.21%	0.09%	0.02%	0.05%4
Supplemental Data:
Net assets, end of period (000 omitted)	$673	$597	$708	$18
Portfolio turnover	130%	231%	158%	139%6

1	Reflects operations for the period from December 12, 2006 (date of initial public investment) to July 31, 2007.

2	Per share numbers have been calculated using the average shares method.

3	Based on net asset value. Total returns for periods of less than one year are not annualized.

4	Computed on an annualized basis.

5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2007.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2010, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

The following chart provides additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

FEDERATED MDT BALANCED FUND - CLASS R SHARES
ANNUAL EXPENSE RATIO: 1.97%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$199.98	$10,303.00
2	$10,303.00	$515.15	$10,818.15	$206.04	$10,615.18
3	$10,615.18	$530.76	$11,145.94	$212.29	$10,936.82
4	$10,936.82	$546.84	$11,483.66	$218.72	$11,268.21
5	$11,268.21	$563.41	$11,831.62	$225.35	$11,609.64
6	$11,609.64	$580.48	$12,190.12	$232.17	$11,961.41
7	$11,961.41	$598.07	$12,559.48	$239.21	$12,323.84
8	$12,323.84	$616.19	$12,940.03	$246.46	$12,697.25
9	$12,697.25	$634.86	$13,332.11	$253.93	$13,081.98
10	$13,081.98	$654.10	$13,736.08	$261.62	$13,478.36
Cumulative		$5,739.86		$2,295.77

An SAI dated November 5, 2010, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549. Call 1-202-551-8090 for information on the Public Reference Room’s operations and copying fees.

Federated MDT Balanced Fund

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Cusip 31421R692

35835 (5/11)

Federated is a registered mark of Federated Investors, Inc.

2011 ©Federated Investors, Inc.

Federated MDT Small Cap Core Fund

A Portfolio of Federated MDT Series

PROSPECTUS

November 5, 2010 (Revised May 12, 2011)

CLASS A SHARES (TICKER QASCX)

CLASS C SHARES (TICKER QCSCX)

A mutual fund seeking long-term capital appreciation by investing primarily in common stock of small

U.S. companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

Fund Summary Information	1
What are the Fund’s Investment Strategies?	6
What are the Principal Securities in Which the Fund Invests?	7
What are the Specific Risks of Investing in the Fund?	10
What Do Shares Cost?	13
How is the Fund Sold?	19
Payments to Financial Intermediaries	19
How to Purchase Shares	21
How to Redeem and Exchange Shares	23
Account and Share Information	26
Who Manages the Fund?	28
Legal Proceedings	29
Financial Information	30
Appendix A: Hypothetical Investment and Expense Information	33

Fund Summary Information

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital appreciation.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares and Class C Shares of the Fund. You may qualify for certain sales charge, discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes (e.g., Class A Shares) of Federated Funds. More information about these and other discounts is available from your financial professional and in the “What Do Shares Cost?” section of the Prospectuses on page 13.

Shareholder Fees	Class A	Class C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	1.15%	1.15%
Distribution (12b-1) Fee	0.05%	0.75%
Other Expenses	6.00%	5.73%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	7.22%	7.65%
Fee Waivers and/or Expense Reimbursements1	5.45%	5.13%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.77%	2.52%

1
The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Class A Shares and Class C Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.75% and 2.50% (the "Fee Limit"), respectively, through the later of (the "Termination Date"): (a) November 5, 2011; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund’s Class A Shares and Class C Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class A Shares and Class C Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares:
Expenses assuming redemption	$1,225	$2,530	$3,777	$6,662
Expenses assuming no redemption	$1,225	$2,530	$3,777	$6,662
Class C Shares:
Expenses assuming redemption	$855	$2,205	$3,580	$6,709
Expenses assuming no redemption	$755	$2,205	$3,580	$6,709

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Active trading will cause the Fund to have an increased portfolio turnover rate, which, for shareholders whose Fund Shares are held in a taxable account, is likely to generate shorter-term gains (losses) that are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs (which are not reflected in annual Fund operating expenses or in the example) and may have an adverse impact on the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 192% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

What are the Fund’s Main Investment Strategies?

The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in stocks of small-cap companies. The Fund considers small-cap companies to be those companies of a size similar to companies listed in the Russell 2000® Index. The Fund’s investment adviser (“Adviser”) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

The Adviser’s investment strategy utilizes a small-cap approach by selecting most of its investments from companies listed in the Russell 2000® Index, an index that measures the performance of the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest

U.S. companies by market capitalization, representing approximately 98% of the investable domestic equity market). As of July 30, 2010, companies in the Russell 2000® Index ranged in market capitalization from

$26.0 million to $2.6 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this Prospectus, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, exchange-traded funds (ETFs) and derivative instruments, such as futures and options.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.

•
Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

•
Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.

•
Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

•
Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

•
Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.

•
Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

•
Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

•
Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.

•
Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

•
Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest. The net asset value of a Fund will fluctuate with the changes in the value of the ETFs in which the Funds invest. The change in value of the ETFs are due to the change in price of the securities in which the ETFs invest. Therefore, the Funds net asset value will be indirectly affected by the change in value of the securities in which the ETF invests.

•
Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, credit, currency, liquidity and leverage risks.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE: BAR CHART AND TABLE

Risk/Return Bar Chart

The Fund is the successor to the MDT Small Cap Core Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information, including information on fees and expenses, provided in this Prospectus for periods prior to December 11, 2006, is historical information for the MDT Small Cap Core Fund. The MDT Small Cap Core Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The bar chart and performance table below reflect historical performance data for the Fund’s Class A Shares. The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund’s Class A Shares total return for the nine-month period from January 1, 2010 to September 30, 2010, was 7.08%.

Within the periods shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 16.30% (quarter ended March 31, 2006). Its lowest quarterly return was (30.66)% (quarter ended December 31, 2008).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for Class A Shares and after-tax return for Class C Shares will differ from those shown below for Class A Shares. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(For the Period Ended December 31, 2009)
	1 Year	Since Inception 9/15/2005
Class A Shares:
Return Before Taxes	6.84%	(6.89)%
Return After Taxes on Distributions	6.84%	(7.28)%
Return After Taxes on Distributions and Sale of Fund Shares	4.45%	(5.87)%
Class C Shares:
Return Before Taxes	11.32%	(6.34)%
Russell 2000® Index1 (reflects no deduction for fees, expenses or taxes)	27.17%	(0.11)%
Lipper Small-Cap Core Funds Index2 (reflects no deduction for fees, expenses or taxes)	34.50%	0.60%

1
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

2
The Lipper Small-Cap Core Funds Index is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the Standard & Poor’s (S&P) SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earning ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

FUND MANAGEMENT

The Fund’s Investment Adviser (“Adviser”) is Federated MDTA LLC.

Daniel J. Mahr, Managing Director of Research, has been the Fund's portfolio manager since August 2008.

Frederick L. Konopka, Portfolio and Trading Manager, has been the Fund's portfolio manager since

August 2008.

Brian M. Greenberg, Research Manager, has been the Fund's portfolio manager since August 2008.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment amount for the Fund’s Class A Shares and Class C Shares is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for individual retirement account (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans. The minimum subsequent investment for Systematic Investment Programs is $50.

You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at

1-800-341-7400 or by mail.

TAX INFORMATION

The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through an Individual Retirement Account (IRA).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

What are the Fund’s Investment Strategies?

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of small-cap companies. The Fund considers small-cap companies to be those companies of a size similar to companies listed in the Russell 2000® Index. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of companies relative to the universe. Consistent with the Optimum Q Process described above, the Adviser reviews the proposed trades produced by the quantitative computer model in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.

The Adviser selects most of its investments from companies listed in the Russell 2000® Index, an index that measures the performance of the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable domestic equity market). Because the Fund invests in companies that are defined largely by reference to the Russell 2000® Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 30, 2010, companies in the Russell 2000® Index ranged in market capitalization from $26.0 million to $2.6 billion.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

•	obtain premiums from the sale of derivative contracts;

•	realize gains from trading a derivative contract; or

•	hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.

Because the Fund refers to small-capitalization investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to normally invest less than 80% of its assets in investments in small companies. For purposes of this limitation, small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000® Index.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

The following provides general information on the types of securities or other investments in which the Fund principally invests.  The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal investments and may provide additional information about the securities and other investments in which the Fund principally invests as well.

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•
it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if: (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s Prospectus and/or SAI.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a “counterparty.” Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted).

The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts (A Type of Derivative)

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts (A Type of Derivative)

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (“buyer”) the right to buy the Reference Instrument from the seller (“writer”) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts (A Type of Derivative)

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (“swap”) the returns derived from Reference Instruments.  Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

What are the Specific Risks of Investing in the Fund?

The following provides general information on the risks associated with the types of securities and other investments in which the Fund principally invests.  The Fund may invest in other types of securities or investments as non-principal investments.  Any additional risks associated with investing in such other non-principal investments are described in the Fund's SAI.  The Fund's SAI also may provide additional information about the risks associated with the types of securities in which the Fund principally invests.

STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO COMPANY SIZE

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.  For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development.  Further, growth stocks may not pay dividends or may pay lower dividends than value stocks.  This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks.  For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development or positive market development.  Further, value stocks tend to have higher dividends than growth stocks.  This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press.  In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

EXCHANGE-TRADED FUNDS RISKS

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income.  Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund’s SAI, such as stock market, credit, currency, liquidity and leverage risks.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge (public offering price). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open.

When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The Prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

FAIR VALUATION AND SIGNIFICANT EVENTS PROCEDURES

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•	With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in

U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations or litigation developments or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information–Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

SALES CHARGE INFORMATION

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

Shares Offered	Minimum Initial/Subsequent Investment Amounts1	Maximum Sales Charge
	Front-End Sales Charge2	Contingent Deferred Sales Charge3
Class A Shares	$1,500/$100	5.50%	0.00%
Class C Shares	$1,500/$100	None	1.00%

1
The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus. The minimum subsequent investment amount for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund.

To maximize your return and minimize the sales charges and marketing fees, purchases of Class C Shares are generally limited to $1,000,000.  Purchases equal to or in excess of these limits may be made in Class A Shares.  If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.  See “Purchase Restrictions on Class C Shares” below.

2	Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”

3	See “Sales Charge When You Redeem.”

As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses (expense ratios), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.

Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment (for example, whether the investment is in connection with a long-term retirement program). You should also consider, for example, that it may be possible to reduce, or eliminate, the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below, along with detailed information on ways to reduce, or eliminate, front-end sales charges.)  On the other hand, Class C Shares do not have front-end sales charges, but do impose a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares.

You should also consider that the expense ratio for Class A Shares will be lower than that for Class C Shares. Thus, the fact that no front-end charge is imposed on purchases of Class C Shares does not always make them preferable to Class A Shares.

SALES CHARGE WHEN YOU PURCHASE

The following tables list the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the tables and described below.

Class A Shares:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater1	0.00%	0.00%

1
A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the table above.

You or your financial intermediary must notify the Fund’s Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this Prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this Prospectus. Because the Prospectus is available on Federated’s website free of charge, Federated does not disclose this information separately on the website.

Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

Larger Purchases

•	Purchasing Class A Shares in greater quantities to reduce the applicable sales charge;

Concurrent and Accumulated Purchases

•
Combining concurrent purchases of and/or current investments in Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the respective maximum public offering price times the number of Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or

Letter of Intent

•
Signing a letter of intent to purchase a qualifying amount of Class A Shares within 13 months. (Call your financial intermediary or the Fund for more information.) The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

PURCHASE RESTRICTIONS ON CLASS C SHARES

In order to maximize shareholder returns and minimize sales charges and marketing fees, an investor’s purchases of Class C Shares are generally limited to $1,000,000.  In applying the limit, the dollar amount of the current purchase is added to the product obtained by multiplying the respective maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K shares of any Federated fund currently held in linked Qualifying Accounts, as defined in the section entitled “Reducing the Sales Charge with Breakpoint Discounts.”  If the sum of these two amounts would equal or exceed the limit, then the current purchase order will not be processed.  Instead, the Distributor will attempt to contact the investor or the investor’s financial intermediary to offer the opportunity to convert the order to Class A Shares.

If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.

ELIMINATING THE SALES CHARGE

Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:

•	within 120 days of redeeming Shares of an equal or greater amount;

•	through a financial intermediary that did not receive a dealer reallowance on the purchase;

•	with reinvested dividends or capital gains;

•	as a shareholder that originally became a shareholder of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;

•
as a Federated Life Member (Federated shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only);

•
as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or

•	pursuant to the exchange privilege.

The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Federated Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.

SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

•	Shares that are not subject to a CDSC; and

•	Shares held the longest. (To determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund.)

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

Class A Shares:
If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

Class C Shares:
You will pay a 1.00% CDSC if you redeem Shares within 12 months of the purchase date.

If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:

•
following the death of the last surviving shareholder on the account or the post-purchase disability of all registered shareholders, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);

•	representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70½;

•	purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;

•
purchased by Trustees, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons and by trusts, pension or profit-sharing plans for the above persons;

•	purchased through a financial intermediary that did not receive an advance commission on the purchase;

•	purchased with reinvested dividends or capital gains;

•	redeemed by the Fund when it closes an account for not meeting the minimum balance requirements; or

•
purchased pursuant to the exchange privilege, if the Shares were held for the applicable CDSC holding period (the holding period on the Shares purchased in the exchange will include the holding period of the shares sold in the exchange).

How is the Fund Sold?

The Fund offers three Share classes: Class A Shares, Class C Shares, and Institutional Shares, each representing interests in a single portfolio of securities.  This Prospectus relates only to Class A Shares and

Class C Shares. All Share classes have different sales charges and other expenses which affect their performance. The additional class of Shares, which is offered by a separate prospectus, may be preferable for certain shareholders. Please note that certain purchase restrictions may apply. A shareholder in the Fund's

Class A Shares may convert their Shares into Institutional Shares of the Fund if the shareholder meets the Institutional Shares' eligibility criteria and investment minimum. Such conversion of classes should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the Institutional Shares or to convert your Shares.

The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to institutions.  Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (“Federated”).

Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales.  The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:

Class A Shares:
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1 million	1.80%
$1 million or greater	0.00%

ADVANCE COMMISSIONS

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive an advance commission as follows:

Class A Shares (for purchases over $1 million):
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
First $1 million - $5 million	0.75%
Next $5 million - $20 million	0.50%
Over $20 million	0.25%

Advance commissions are calculated on a year-by-year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

Class C Shares:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	1.00%

RULE 12B-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.05% for Class A Shares and 0.75% for Class C Shares of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Class A Shares and Class C Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. In addition, in connection with the sale of Class C Shares, Federated and its subsidiaries make advance commission payments to financial intermediaries and in return may receive Rule 12b-1 fees and contingent deferred sales loads for the Class C Shares. Federated and its subsidiaries may benefit or sustain losses from such arrangements. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

SERVICE FEES

The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts.  Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

ACCOUNT ADMINISTRATION FEES

The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Rule 12b-1 Fees and/or Service Fees and/or Account Administration Fees and/or Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended Funds, and/or granting the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form.

Where the Fund offers more than one Share class and you do not specify the class choice on your

New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive

Class A Shares.

THROUGH A FINANCIAL INTERMEDIARY

Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (“Transfer Agent”). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

Financial intermediaries should send payments according to the instructions in the sections “By Wire” or

“By Check.”

DIRECTLY FROM THE FUND

•	Establish your account with the Fund by submitting a completed New Account Form; and

•	Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check.  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s Transfer Agent.

An institution may establish an account and place an order by calling the Fund, and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

To facilitate processing your order, please call the Fund before sending the wire.

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

BNF:  23026552

Attention:  Federated EDGEWIRE

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address,

send it to:

The Federated Funds

30 Dan Road

Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request.  For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM (SIP)

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

•	through a financial intermediary if you purchased Shares through a financial intermediary; or

•	directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds

30 Dan Road

Canton, MA 02021

All requests must include:

•	Fund Name and Share Class, account number and account registration;

•	amount to be redeemed or exchanged;

•	signatures of all shareholders exactly as registered; and

•	if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

•	your redemption will be sent to an address other than the address of record;

•	your redemption will be sent to an address of record that was changed within the last 30 days;

•	a redemption is payable to someone other than the shareholder(s) of record; or

•	transferring into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

•	an electronic transfer to your account at a financial institution that is an ACH member; or

•	wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

•	to allow your purchase to clear (as discussed below);

•	during periods of market volatility;

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or

•	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

•	when the NYSE is closed, other than customary weekend and holiday closings;

•	when trading on the NYSE is restricted, as determined by the SEC; or

•	in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into Shares of the same class of another Federated fund. To do this, you must:

•	ensure that the account registrations are identical;

•	meet any applicable minimum initial investment requirements; and

•	receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time.  In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies.  See “Account and Share Information–Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares. Effective August 2, 2010, the minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund.  Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders.  Dividends are paid to all shareholders invested in the Fund on the record date.  The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional Shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders–Source of Distributions” link under "Related Information.”

ACCOUNTS WITH LOW BALANCES

Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $1,500.  Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income.  Distributions of net short-term capital gains are taxable to you as ordinary income.  Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle.  Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund.  Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated (“Approved Accounts”). The Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Fund.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held.  However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top 10 holdings and a percentage breakdown of the portfolio by positioning and sector.

To access this information from the “Products” section of the website, click on “view all” next to a fund category, select the Fund and the appropriate share class, then click on the “Portfolio Holdings and Related Information” link or “Composition” link under the “Current View” section.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s Annual and Semi-Annual Reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (“MDT Advisers”) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

The address of the Adviser is 125 High Street, Oliver Tower, 21st Floor, Boston, MA 02110.  The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 145 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized, separately managed accounts, which totaled approximately $389 billion in assets as of December 31, 2009. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately

1,370 employees. Federated provides investment products to over 5,200 investment professionals and institutions.

The Fund is the successor to the MDT Small Cap Core Fund (inception September 2005) pursuant to a reorganization that was completed in December 2006 in connection with the acquisition of MDT Advisers by Federated.

The Adviser advises approximately 10 equity mutual funds as well as a variety of customized separately managed accounts and institutional separate accounts, which totaled approximately $4.3 billion in assets as of December 31, 2009.

PORTFOLIO MANAGEMENT INFORMATION

The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

Daniel J. Mahr, CFA, joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

Brian M. Greenberg joined the Investment Team in 2004. As a Research Manager, he is responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, management of other accounts and ownership of securities in the Fund.

ADVISORY FEES

The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 1.15% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2010.

Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”) and various Federated-sponsored mutual funds (“Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of certain Funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated without admitting the validity of any claim has reached a preliminary settlement with the Plaintiffs in these cases. Any settlement would have to be approved by the Court.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Funds.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Funds or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

MDT Small Cap Core Fund (“Predecessor Fund”) was reorganized into Federated MDT Small Cap Core Fund (“Fund”), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

Financial Highlights–Class A Shares

(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,				Period Ended 7/31/20062
	2010	2009	2008	20071
Net Asset Value, Beginning of Period	$6.58	$10.21	$13.22	$11.11	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.06)3	(0.04)3	(0.08)3	(0.10)3	(0.13)3
Net realized and unrealized gain (loss) on investments	1.03	(3.59)	(2.22)	2.21	1.24
TOTAL FROM INVESTMENT OPERATIONS	0.97	(3.63)	(2.30)	2.11	1.11
Less Distributions:
Distributions from net realized gain on investments	—	—	(0.71)	—	—
Net Asset Value, End of Period	$7.55	$6.58	$10.21	$13.22	$11.11
Total Return4	14.74%	(35.55)%	(18.09)%	18.99%	11.10%
Ratios to Average Net Assets:
Net expenses	1.75%	1.74%	1.75%	1.75%	2.01%5
Net investment income (loss)	(0.77)%	(0.53)%	(0.68)%	(0.77)%	(1.16)%5
Expense waiver/reimbursement6	5.41%	5.73%	3.85%	7.96%	9.41%5
Supplemental Data:
Net assets, end of period (000 omitted)	$3,184	$1,652	$2,623	$2,414	$324
Portfolio turnover	192%	222%	243%	237%	209%

1
The MDT Small Cap Core Fund (the "Predecessor Fund") was reorganized into Federated MDT Small Cap Core Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2	Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3	Per share numbers have been calculated using the average shares method.

4
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5	Computed on an annualized basis.

6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2010, which can be obtained free of charge.

Financial Highlights–Class C Shares

(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,				Period Ended 7/31/20062
	2010	2009	2008	20071
Net Asset Value, Beginning of Period	$6.39	$9.99	$13.04	$11.05	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.11)3	(0.08)3	(0.16)3	(0.19)3	(0.23)3
Net realized and unrealized gain (loss) on investments	1.00	(3.52)	(2.18)	2.18	1.28
TOTAL FROM INVESTMENT OPERATIONS	0.89	(3.60)	(2.34)	1.99	1.05
Less Distributions:
Distributions from net realized gain on investments	—	—	(0.71)	—	—
Net Asset Value, End of Period	$7.28	$6.39	$9.99	$13.04	$11.05
Total Return4	13.93%	(36.04)%	(18.66)%	18.01%	10.50%
Ratios to Average Net Assets:
Net expenses	2.50%	2.49%	2.46%	2.50%	2.76%5
Net investment income (loss)	(1.53)%	(1.29)%	(1.40)%	(1.52)%	(1.91)%5
Expense waiver/reimbursement6	5.13%	5.61%	3.90%	8.63%	9.41%5
Supplemental Data:
Net assets, end of period (000 omitted)	$3,258	$1,366	$2,759	$3,299	$1,505
Portfolio turnover	192%	222%	243%	237%	209%

1
The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2	Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3	Per share numbers have been calculated using the average shares method.

4
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5	Computed on an annualized basis.

6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2010, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. Each chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratios used in each chart are the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

FEDERATED MDT SMALL CAP CORE FUND - CLASS A SHARES
ANNUAL EXPENSE RATIO: 7.22%
MAXIMUM FRONT-END SALES CHARGE: 5.50%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$472.50	$9,922.50	$1,224.72	$9,240.21
2	$9,240.21	$462.01	$9,702.22	$659.74	$9,035.08
3	$9,035.08	$451.75	$9,486.83	$645.09	$8,834.50
4	$8,834.50	$441.73	$9,276.23	$630.77	$8,638.37
5	$8,638.37	$431.92	$9,070.29	$616.77	$8,446.60
6	$8,446.60	$422.33	$8,868.93	$603.08	$8,259.09
7	$8,259.09	$412.95	$8,672.04	$589.69	$8,075.74
8	$8,075.74	$403.79	$8,479.53	$576.60	$7,896.46
9	$7,896.46	$394.82	$8,291.28	$563.80	$7,721.16
10	$7,721.16	$386.06	$8,107.22	$551.28	$7,549.75
Cumulative		$4,279.86		$6,661.54

FEDERATED MDT SMALL CAP CORE FUND - CLASS C SHARES
ANNUAL EXPENSE RATIO: 7.65%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$754.86	$9,735.00
2	$9,735.00	$486.75	$10,221.75	$734.86	$9,477.02
3	$9,477.02	$473.85	$9,950.87	$715.39	$9,225.88
4	$9,225.88	$461.29	$9,687.17	$696.43	$8,981.39
5	$8,981.39	$449.07	$9,430.46	$677.97	$8,743.38
6	$8,743.38	$437.17	$9,180.55	$660.01	$8,511.68
7	$8,511.68	$425.58	$8,937.26	$642.52	$8,286.12
8	$8,286.12	$414.31	$8,700.43	$625.49	$8,066.54
9	$8,066.54	$403.33	$8,469.87	$608.91	$7,852.78
10	$7,852.78	$392.64	$8,245.42	$592.78	$7,644.68
Cumulative		$4,443.99		$6,709.22

An SAI dated November 5, 2010, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549. Call 1-202-551-8090 for information on the Public Reference Room’s operations and copying fees.

Federated MDT Small Cap Core Fund

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Cusip 31421R817

Cusip 31421R791

35358 (5/11)

Federated is a registered mark of Federated Investors, Inc.

2011 ©Federated Investors, Inc.

Federated MDT Small Cap Core Fund

A Portfolio of Federated MDT Series

PROSPECTUS

November 5, 2010 (Revised May 12, 2011)

INSTITUTIONAL SHARES (TICKER QISCX)

A mutual fund seeking long-term capital appreciation by investing primarily in common stock of small

U.S. companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

Fund Summary Information	1
What are the Fund’s Investment Strategies?	5
What are the Principal Securities in Which the Fund Invests?	7
What are the Specific Risks of Investing in the Fund?	10
What Do Shares Cost?	13
How is the Fund Sold?	15
Payments to Financial Intermediaries	16
How to Purchase Shares	17
How to Redeem and Exchange Shares	19
Account and Share Information	22
Who Manages the Fund?	24
Legal Proceedings	26
Financial Information	26
Appendix A: Hypothetical Investment and Expense Information	28

Fund Summary Information

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital appreciation.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	1.15%
Distribution (12b-1) Fee	None
Other Expenses	5.92%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	7.09%
Fee Waivers and/or Expense Reimbursements1	5.57%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.52%

1
The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.50% (the "Fee Limit") through the later of (the "Termination Date"): (a) November 5, 2011; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund’s Institutional Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1Year	$702
3 Years	$2,061
5 Years	$3,364
10 Years	$6,392

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Active trading will cause the Fund to have an increased portfolio turnover rate, which, for shareholders whose Fund Shares are held in a taxable account, is likely to generate shorter-term gains (losses) that are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs (which are not reflected in annual Fund operating expenses or in the example) and may have an adverse impact on the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 192% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

What are the Fund’s Main Investment Strategies?

The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in stocks of small-cap companies. The Fund considers small-cap companies to be those companies of a size similar to companies listed in the Russell 2000® Index. The Fund’s investment adviser (“Adviser”) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

The Adviser’s investment strategy utilizes a small-cap approach by selecting most of its investments from companies listed in the Russell 2000® Index, an index that measures the performance of the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable domestic equity market). As of July 30, 2010, companies in the Russell 2000® Index ranged in market capitalization from $26.0 million to $2.6 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this Prospectus, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, exchange-traded funds (ETFs) and derivative instruments, such as futures and options.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.

•
Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

•
Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.

•
Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

•
Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

•
Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.

•
Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

•
Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

•
Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.

•
Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

•
Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest. The net asset value of a Fund will fluctuate with the changes in the value of the ETFs in which the Funds invest. The change in value of the ETFs are due to the change in price of the securities in which the ETFs invest. Therefore, the Funds net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

•
Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, credit, currency, liquidity and leverage risks.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE: BAR CHART AND TABLE

Risk/Return Bar Chart

The Fund is the successor to the MDT Small Cap Core Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information, including information on fees and expenses, provided in this Prospectus for periods prior to December 11, 2006, is historical information for the MDT Small Cap Core Fund. The MDT Small Cap Core Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The bar chart and performance table below reflect historical data for the Fund’s Institutional Shares. The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The Fund’s Institutional Shares total return for the nine-month period from January 1, 2010 to September 30, 2010, was 7.29%.

Within the periods shown in the bar chart, the Fund’s Institutional Shares highest quarterly return was 16.48% (quarter ended

March 31, 2006). Its lowest quarterly return was (30.75)% (quarter ended December 31, 2008).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s Institutional Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(For the Period Ended December 31, 2009)
	1 Year	Since Inception 9/15/2005
Institutional Shares:
Return Before Taxes	13.48%	(5.46)%
Return After Taxes on Distributions	13.48%	(5.85)%
Return After Taxes on Distributions and Sale of Fund Shares	8.76%	(4.70)%
Russell 2000® Index1 (reflects no deduction for fees, expenses or taxes)	27.17%	(0.11)%
Lipper Small-Cap Core Funds Index2 (reflects no deduction for fees, expenses or taxes)	34.50%	0.60%

1
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

2
The Lipper Small-Cap Core Funds Index is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the Standard & Poor’s (S&P) SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earning ratio, price-to-book ratio and three-year, sales-per-share growth value, compared to the S&P SmallCap 600 Index.

FUND MANAGEMENT

The Fund’s Investment Adviser (“Adviser”) is Federated MDTA LLC.

Daniel J. Mahr, Managing Director of Research, has been the Fund's portfolio manager since August 2008.

Frederick L. Konopka, Portfolio and Trading Manager, has been the Fund's portfolio manager since

August 2008.

Brian M. Greenberg, Research Manager, has been the Fund's portfolio manager since August 2008.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment amount for the Fund’s Institutional Shares is generally $1,000,000 and there is no required minimum subsequent investment amount. The minimum investment amount for SIPs is $50.

You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at

1-800-341-7400 or by mail.

TAX INFORMATION

The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through an Individual Retirement Account (IRA).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

What are the Fund’s Investment Strategies?

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of small-cap companies. The Fund considers small-cap companies to be those companies of a size similar to companies listed in the Russell 2000® Index. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of companies relative to the universe. Consistent with the Optimum Q Process described above, the Adviser reviews the proposed trades produced by the quantitative computer model in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.

The Adviser selects most of its investments from companies listed in the Russell 2000® Index, an index that measures the performance of the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable domestic equity market). Because the Fund invests in companies that are defined largely by reference to the Russell 2000® Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 30, 2010, companies in the Russell 2000® Index ranged in market capitalization from $26.0 million to $2.6 billion.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

•	obtain premiums from the sale of derivative contracts;

•	realize gains from trading a derivative contract; or

•	hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.

Because the Fund refers to small-capitalization investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to normally invest less than 80% of its assets in investments in small companies. For purposes of this limitation, small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000® Index.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

The following provides general information on the types of securities or other investments in which the Fund principally invests.  The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal investments and may provide additional information about the securities and other investments in which the Fund principally invests as well.

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•
it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if: (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s Prospectus and/or SAI.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a “counterparty.” Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect)  daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted).

The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts (A Type of Derivative)

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures), as well as currency futures and currency forward contracts.

Option Contracts (A Type of Derivative)

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (“buyer”) the right to buy the Reference Instrument from the seller (“writer”) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts (A Type of Derivative)

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (“swap”) the returns derived from Reference Instruments.  Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

What are the Specific Risks of Investing in the Fund?

The following provides general information on the risks associated with the types of securities and other investments in which the Fund principally invests.  The Fund may invest in other types of securities or investments as non-principal investments.  Any additional risks associated with investing in such other non-principal investments are described in the Fund's SAI.  The Fund's SAI also may provide additional information about the risks associated with the types of securities in which the Fund principally invests.

STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO COMPANY SIZE

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.  For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development.  Further, growth stocks may not pay dividends or may pay lower dividends than value stocks.  This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks.  For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development or positive market development.  Further, value stocks tend to have higher dividends than growth stocks.  This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press.  In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange- traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

EXCHANGE-TRADED FUNDS RISKS

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income.  Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund’s SAI, such as stock market, credit, currency, liquidity and leverage risks.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge (public offering price). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open.

When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The Prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

FAIR VALUATION AND SIGNIFICANT EVENTS PROCEDURES

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations or litigation developments or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information–Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

The Fund offers three Share classes: Class A Shares, Class C Shares and Institutional Shares, each representing interests in a single portfolio of securities.  This Prospectus relates only to Institutional Shares. All Share classes have different sales charges and other expenses which affect their performance.   Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to Eligible Investors, as described below. In connection with a request to purchase Shares, you should provide documentation sufficient to verify your status as an Eligible Investor. As a general matter, Shares are not available for direct investment by natural persons.  Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (“Federated”).

The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of Shares (however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus):

•	An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;

•	An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;

•
A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;

•	Trustees and Officers of the former MDT Funds, shareholders of an MDT Fund as of August 26, 2005, and former members of the Memorial Drive Trust;

•	An employer-sponsored retirement plan;

•	A trust institution investing on behalf of its trust customers;

•	Additional sales to an investor (including a natural person) who owned Institutional Shares of the Fund as of December 31, 2008;

•
An investor (including a natural person) who acquired Institutional Shares of a Federated Fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and

•
In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who: (1) becomes a client of an investment advisory subsidiary of Federated; or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.

The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of Shares (see “How To Purchase Shares” below.):

•	An investor, other than a natural person, purchasing Shares directly from the Fund; and

•	In connection with an initial purchase of Shares through an exchange, an investor (including a natural person) who owned Institutional Shares of another Federated fund as of December 31, 2008.

Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive  Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Recordkeeping Fee and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended Funds, and/or granting the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

Eligible Investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund in the manner described above under “How is the Fund Sold?” The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form.

Where applicable, the required minimum initial investment for Institutional Shares is generally $1,000,000. There is no required minimum subsequent investment amount. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus.

Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

THROUGH A FINANCIAL INTERMEDIARY

Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (“Transfer Agent”). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

Financial intermediaries should send payments according to the instructions in the sections “By Wire” or

“By Check.”

DIRECTLY FROM THE FUND

•	Establish your account with the Fund by submitting a completed New Account Form; and

•	Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check.  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s Transfer Agent.

An institution may establish an account and place an order by calling the Fund, and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

To facilitate processing your order, please call the Fund before sending the wire.

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

BNF:  23026552

Attention:  Federated EDGEWIRE

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address,

send it to:

The Federated Funds

30 Dan Road

Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request.  For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Liberty U.S. Government Money Market Trust and Class K Shares. You must meet the minimum initial investment requirement for purchasing Shares (if applicable), and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM (SIP)

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

•	through a financial intermediary if you purchased Shares through a financial intermediary; or

•	directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds

30 Dan Road

Canton, MA 02021

All requests must include:

•	Fund Name and Share Class, account number and account registration;

•	amount to be redeemed or exchanged;

•	signatures of all shareholders exactly as registered; and

•	if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

•	your redemption will be sent to an address other than the address of record;

•	your redemption will be sent to an address of record that was changed within the last 30 days;

•	a redemption is payable to someone other than the shareholder(s) of record; or

•	transferring into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

•	an electronic transfer to your account at a financial institution that is an ACH member; or

•	wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

•	to allow your purchase to clear (as discussed below);

•	during periods of market volatility;

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or

•	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

•	when the NYSE is closed, other than customary weekend and holiday closings;

•	when trading on the NYSE is restricted, as determined by the SEC; or

•	in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Liberty U.S. Government Money Market Trust and Class K Shares. To do this, you must:

•	ensure that the account registrations are identical;

•	meet any applicable minimum initial investment requirements; and

•	receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Fund may modify or terminate the exchange privilege at any time.

In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information–Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares. Effective August 2, 2010, the minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund.  Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders.  Dividends are paid to all shareholders invested in the Fund on the record date.  The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional Shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders–Source of Distributions” link under “Related Information.”

ACCOUNTS WITH LOW BALANCES

Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $25,000. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income.  Distributions of net short-term capital gains are taxable to you as ordinary income.  Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle.  Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund.  Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods, the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated (“Approved Accounts”). The Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Fund.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held.  However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top 10 holdings and a percentage breakdown of the portfolio by positioning and sector.

To access this information from the “Products” section of the website, click on “view all” next to a fund category, select the Fund and the appropriate share class, then click on the “Portfolio Holdings and Related Information” link or “Composition” link under the “Current View” section.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s Annual and Semi-Annual Reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (“MDT Advisers”) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in

July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

The address of the Adviser is 125 High Street, Oliver Tower, 21st Floor, Boston,

MA 02110.  The address of FASC is Federated Investors Tower, 1001 Liberty Avenue,

Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 145 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized, separately managed accounts, which totaled approximately $389 billion in assets as of December 31, 2009. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,370 employees. Federated provides investment products to over 5,200 investment professionals and institutions.

The Fund is the successor to the MDT Small Cap Core Fund (inception September 2005) pursuant to a reorganization that was completed in December 2006 in connection with the acquisition of MDT Advisers by Federated.

The Adviser advises approximately 10 equity mutual funds as well as a variety of customized separately managed accounts and institutional separate accounts, which totaled approximately $4.3 billion in assets as of December 31, 2009.

PORTFOLIO MANAGEMENT INFORMATION

The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

Daniel J. Mahr, CFA, joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics, from Dartmouth College and his M.S., Concentration in Information Technology and Finance, from MIT Sloan School of Management.

Brian M. Greenberg joined the Investment Team in 2004. As a Research Manager, he is responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science, from Harvard College and his S.M., Computer Science, from Harvard University.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, management of other accounts and ownership of securities in the Fund.

ADVISORY FEES

The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 1.15% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2010.

Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”) and various Federated-sponsored mutual funds (“Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of certain Funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated without admitting the validity of any claim has reached a preliminary settlement with the Plaintiffs in these cases. Any settlement would have to be approved by the Court.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Funds.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Funds or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

MDT Small Cap Core Fund (“Predecessor Fund”) was reorganized into Federated MDT Small Cap Core Fund (“Fund”), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

Financial Highlights–Institutional Shares

(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,				Period Ended 7/31/20062
	2010	2009	2008	20071
Net Asset Value, Beginning of Period	$6.63	$10.28	$13.28	$11.14	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.04)3	(0.02)3	(0.05)3	(0.07)3	(0.10)3
Net realized and unrealized gain (loss) on investments	1.04	(3.63)	(2.24)	2.21	1.24
TOTAL FROM INVESTMENT OPERATIONS	1.00	(3.65)	(2.29)	2.14	1.14
Less Distributions:
Distributions from net realized gain on investments	—	—	(0.71)	—	—
Net Asset Value, End of Period	$7.63	$6.63	$10.28	$13.28	$11.14
Total Return4	15.08%	(35.51)%	(17.92)%	19.21%	11.40%
Ratios to Average Net Assets:
Net expenses	1.50%	1.49%	1.50%	1.50%	1.76%5
Net investment income (loss)	(0.52)%	(0.30)%	(0.43)%	(0.51)%	(0.91)%5
Expense waiver/reimbursement6	5.56%	5.22%	3.55%	8.14%	9.41%5
Supplemental Data:
Net assets, end of period (000 omitted)	$5,727	$3,319	$10,064	$3,595	$784
Portfolio turnover	192%	222%	243%	237%	209%

1
MDT Small Cap Core Fund (the "Predecessor Fund") was reorganized into Federated MDT Small Cap Core Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2	Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3	Per share numbers have been calculated using the average shares method.

4	Based on net asset value. Total returns for periods of less than one year are not annualized.

5	Computed on an annualized basis.

6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2010, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

The following chart provides additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

FEDERATED MDT SMALL CAP CORE FUND - INSTITUTIONAL SHARES
ANNUAL EXPENSE RATIO: 7.09%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$701.59	$9,791.00
2	$9,791.00	$489.55	$10,280.55	$686.93	$9,586.37
3	$9,586.37	$479.32	$10,065.69	$672.57	$9,386.01
4	$9,386.01	$469.30	$9,855.31	$658.51	$9,189.84
5	$9,189.84	$459.49	$9,649.33	$644.75	$8,997.77
6	$8,997.77	$449.89	$9,447.66	$631.28	$8,809.72
7	$8,809.72	$440.49	$9,250.21	$618.08	$8,625.60
8	$8,625.60	$431.28	$9,056.88	$605.16	$8,445.32
9	$8,445.32	$422.27	$8,867.59	$592.52	$8,268.81
10	$8,268.81	$413.44	$8,682.25	$580.13	$8,095.99
Cumulative		$4,555.03		$6,391.52

An SAI dated November 5, 2010, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at

1-800-341-7400.

These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549. Call

1-202-551-8090 for information on the Public Reference Room’s operations and copying fees.

Federated MDT Small Cap Core Fund

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Cusip 31421R783

35365 (5/11)

Federated is a registered mark of Federated Investors, Inc.

2011 ©Federated Investors, Inc.

Federated MDT Small Cap Growth Fund

A Portfolio of Federated MDT Series

PROSPECTUS

November 5, 2010 (Revised May 12, 2011

CLASS A SHARES (TICKER QASGX)

CLASS B SHARES (TICKER QBSGX)

CLASS C SHARES (TICKER QCSGX)

A mutual fund seeking to provide long-term capital appreciation by investing primarily in common stock of small U.S. companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

Fund Summary Information	1
What are the Fund’s Investment Strategies?	6
What are the Principal Securities in Which the Fund Invests?	7
What are the Specific Risks of Investing in the Fund?	11
What Do Shares Cost?	13
How is the Fund Sold?	20
Payments to Financial Intermediaries	20
How to Purchase Shares	23
How to Redeem and Exchange Shares	25
Account and Share Information	28
Who Manages the Fund?	31
Legal Proceedings	32
Financial Information	33
Appendix A: Hypothetical Investment and Expense Information	37

Fund Summary Information

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide long-term capital appreciation.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares, Class B Shares and Class C Shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes (e.g., Class A Shares) of Federated Funds. More information about these and other discounts is available from your financial professional and in the “What Do Shares Cost?” section of the Prospectus on page 13.

Shareholder Fees	Class A	Class B	Class C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	1.15%	1.15%	1.15%
Distribution (12b-1) Fee	0.05%	0.75%	0.75%
Other Expenses	1.82%	1.82%	1.82%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	3.03%	3.73%	3.73%
Fee Waivers and/or Expense Reimbursements1	1.27%	1.22%	1.22%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.76%	2.51%	2.51%

1
The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.75%, 2.50% and 2.50% (the “Fee Limit”), respectively, through the later of (the “Termination Date”): (a) November 5, 2011; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund’s Class A Shares, Class B Shares and Class C Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares, Class B Shares and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class A Shares, Class B Shares and Class C Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares:
Expenses assuming redemption	$839	$1,435	$2,054	$3,712
Expenses assuming no redemption	$839	$1,435	$2,054	$3,712
Class B Shares:
Expenses assuming redemption	$925	$1,540	$2,125	$3,824
Expenses assuming no redemption	$375	$1,140	$1,925	$3,824
Class C Shares:
Expenses assuming redemption	$475	$1,140	$1,925	$3,976
Expenses assuming no redemption	$375	$1,140	$1,925	$3,976

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Active trading will cause the Fund to have an increased portfolio turnover rate, which, for shareholders whose Fund Shares are held in a taxable account, is likely to generate shorter-term gains (losses) that are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs (which are not reflected in annual Fund operating expenses or in the example) and may have an adverse impact on the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 142% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

What are the Fund’s Main Investment Strategies?

The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. The Fund’s investment adviser (“Adviser”) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk. Under normal market conditions, the Fund invests at least 80% of its net assets in stocks of small-cap companies. The Fund considers small-cap companies to be those companies of a size similar to companies listed in the Russell 2000® Growth Index.

The Adviser’s investment strategy utilizes a small cap growth approach by selecting most of its investments from companies listed in the Russell 2000® Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market). As of July 30, 2010, companies in the Russell 2000® Growth Index ranged in market capitalization from $26.0 million to $2.6 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this prospectus, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers; exchange traded funds (ETFs); and derivative instruments, such as futures and options.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.

•
Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

•
Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.

•
Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

•
Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.

•
Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

•
Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

•
Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.

•
Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

•
Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest. The net asset value of a Fund will fluctuate with the changes in the value of the ETFs in which the Funds invest. The change in value of the ETFs are due to the change in price of the securities in which the ETFs invest. Therefore, the Fund’s net asset value will be indirectly affected by the change in value of the securities in which the ETF invests.

•
Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE: BAR CHART AND TABLE

Risk/Return Bar Chart

The Fund is the successor to the MDT Small Cap Growth Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this Prospectus for periods prior to December 11, 2006, is historical information for the MDT Small Cap Growth Fund. The MDT Small Cap Growth Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The bar chart and performance table below reflect historical performance data for the Fund’s Class A Shares. The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees.  If these charges or fees had been included, the returns shown would have been lower.

The Fund’s Class A Shares total return for the nine-month period from January 1, 2010 to September 30, 2010 was 10.44%.

Within the periods shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 15.91% (quarter ended March 31, 2006). Its lowest quarterly return was (24.93)% (quarter ended December 31, 2008).

Average Annual Total Return Table

The since inception date for the Fund’s Class A Shares and Class C Shares was September 15, 2005. Class B Shares commenced operations on March 13, 2008. Performance results shown before that date are for the Fund’s Institutional Shares (since inception date September 15, 2005) but are adjusted to reflect the CDSC and expenses applicable to Class B Shares. In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for Class A Shares, and after-tax returns for Class B Shares and Class C Shares will differ from those shown for Class A Shares. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(FOR THE PERIOD ENDED DECEMBER 31, 2009)

	1 Year	Since Inception (9/15/2005)
Class A Shares:
Return Before Taxes	3.69%	(5.04)%
Return After Taxes on Distributions	3.69%	(5.07)%
Return After Taxes on Distributions and Sale of Fund Shares	2.40%	(4.23)%
Class B Shares:
Return Before Taxes	3.48%	(4.95)%
Class C Shares:
Return Before Taxes	7.95%	(4.51)%
Russell 2000® Growth Index1 (reflects no deduction for fees, expenses or taxes)	34.47%	(0.64)%
Lipper Small-Cap Growth Funds Index2 (reflects no deduction for fees, expenses or taxes)	38.03%	(0.42)%

1	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

2
Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

FUND MANAGEMENT

The Fund’s Investment Adviser (“Adviser”) is Federated MDTA LLC.

Daniel J. Mahr, Managing Director of Research, has been the Fund's portfolio manager since August 2008.

Frederick L. Konopka, Portfolio and Trading Manager, has been the Fund's portfolio manager since

August 2008.

Brian M. Greenberg, Research Manager, has been the Fund's portfolio manager since August 2008.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment amount for the Fund’s Class A Shares, Class B Shares and Class C Shares is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for individual retirement accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans. The minimum subsequent investment for Systematic Investment Program is $50.

You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at

1-800-341-7400 or by mail.

TAX INFORMATION

The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through an Individual Retirement Account (IRA).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

What are the Fund’s Investment Strategies?

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. The Fund considers small-cap companies to be companies of a size similar to companies listed in the Russell 2000® Growth Index. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.
The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations and capital structure, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies relative to the universe. Consistent with the Optimum Q Process described above, the Adviser reviews the proposed trades produced by the quantitative computer model in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.

The Adviser selects most of its investments from companies listed in the Russell 2000® Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest

U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market). Because the Fund invests in companies that are defined largely by reference to the Russell 2000® Growth Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 30, 2010, companies in the Russell 2000® Growth Index ranged in market capitalization from $26.0 million to $2.6 billion.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

•
seek to benefit from anticipated changes in the volatility of designated assets or instruments, such as indices, currencies and interest rates. (Volatility is a measure of the frequency and level of changes in the value of an asset or instrument without regard to the direction of such changes.)

•	obtain premiums from the sale of derivative contracts;

•	realize gains from trading a derivative contract; or

•	hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. The Fund may use other techniques in seeking to achieve the investment objective, such as, buying and selling when issued securities and exchange-traded funds.

Because the Fund refers to small capitalization investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the fund to normally invest less than 80% of its assets in investments in small companies. For purposes of this policy the Fund considers a small company to be a company of a size similar to companies listed on the Russell 2000® Growth Index.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

The following provides general information on the types of securities or other investments in which the Fund principally invests.  The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal investments and may provide additional information about the securities and other investments in which the Fund principally invests as well.

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•
it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if: (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s Prospectus and/or SAI.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a “counterparty.” Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect)  daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts (A Type of Derivative)

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts (A Type of Derivative)

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (“buyer”) the right to buy the Reference Instrument from the seller (“writer”) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts (A Type of Derivative)

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (“swap”) the returns derived from Reference Instruments.  Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include currency swaps and total return swaps

OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

What are the Specific Risks of Investing in the Fund?

The following provides general information on the risks associated with the types of securities and other investments in which the Fund principally invests.  The Fund may invest in other types of securities or investments as non-principal investments.  Any additional risks associated with investing in such other non-principal investments are described in the Fund's SAI.  The Fund's SAI also may provide additional information about the risks associated with the types of securities in which the Fund principally invests.

STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO COMPANY SIZE

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.  For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development.  Further, growth stocks may not pay dividends or may pay lower dividends than value stocks.  This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press.  In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange- traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

EXCHANGE-TRADED FUNDS RISKS

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income.  Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund’s SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge (public offering price). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open.

When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The Prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

FAIR VALUATION AND SIGNIFICANT EVENTS PROCEDURES

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations or litigation developments or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information–Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

SALES CHARGE INFORMATION

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

Shares Offered	Minimum Initial/Subsequent Investment Amounts1	Maximum Sales Charge
	Front-End Sales Charge2	Contingent Deferred Sales Charge3
Class A Shares	$1,500/$100	5.50%	0.00%
Class B Shares	$1,500/$100	None	5.50%
Class C Shares	$1,500/$100	None	1.00%

1
The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus. The minimum subsequent investment amount for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund.

To maximize your return and minimize the sales charges and marketing fees, purchases of Class B Shares are generally limited to $100,000 and purchases of Class C Shares are generally limited to $1,000,000.  Purchases equal to or in excess of these limits may be made in Class A Shares.  If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.  See “Purchase Restrictions on Class B Shares and Class C Shares” below.  After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month.  This conversion is a non-taxable event.

2	Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”

3	See “Sales Charge When You Redeem.”

As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses (“expense ratios”), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.

Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment (for example, whether the investment is in connection with a long-term retirement program). You should also consider, for example, that it may be possible to reduce, or eliminate, the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below, along with detailed information on ways to reduce, or eliminate, front-end sales charges.) On the other hand, Class B Shares do not have front-end sales charges, but the deferred sales charges imposed on redemptions of Class B Shares do not vary at all in relation to the amounts invested. Rather, these charges decrease with the passage of time (ultimately going to zero after shares have been held for six full years). Finally, Class C Shares do not have front-end sales charges, but do impose a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares and comparable to those charged to Class B Shares.

You should also consider that the expense ratio for Class A Shares will be lower than that for Class B or Class C Shares. Thus, the fact that no front-end charges are ever imposed on purchases of Class B Shares and Class C Shares does not always make them preferable to Class A Shares.

SALES CHARGE WHEN YOU PURCHASE

The following table lists the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the table and described below.

Class A Shares:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater1	0.00%	0.00%

1
A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the table above.

You or your financial intermediary must notify the Fund’s Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this Prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this Prospectus. Because the Prospectus is available on Federated’s website free of charge, Federated does not disclose this information separately on the website.

Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

Larger Purchases

•	Purchasing Class A Shares in greater quantities to reduce the applicable sales charge;

Concurrent and Accumulated Purchases

•
Combining concurrent purchases of and/or current investments in Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the respective maximum public offering price times the number of Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or

Letter of Intent

•
Signing a letter of intent to purchase a qualifying amount of Class A Shares within 13 months. (Call your financial intermediary or the Fund for more information.) The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

PURCHASE RESTRICTIONS ON CLASS B SHARES AND CLASS C SHARES

In order to maximize shareholder returns and minimize sales charges and marketing fees, an investor’s purchases of Class B Shares are generally limited to $100,000 and an investor’s purchases of Class C Shares are generally limited to $1,000,000. In applying the limit, the dollar amount of the current purchase is added to the product obtained by multiplying the respective maximum public offering price times the number of Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class K Shares of any Federated fund currently held in linked Qualifying Accounts, as defined in the section entitled “Reducing the Sales Charge with Breakpoint Discounts.” If the sum of these two amounts would equal or exceed the limit, then the current purchase order will not be processed. Instead, the Distributor will attempt to contact the investor or the investor’s financial intermediary to offer the opportunity to convert the order to Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.

ELIMINATING THE SALES CHARGE

Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:

•	within 120 days of redeeming Shares of an equal or greater amount;

•	through a financial intermediary that did not receive a dealer reallowance on the purchase;

•	with reinvested dividends or capital gains;

•	as a shareholder that originally became a shareholder of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;

•
as a Federated Life Member (Federated shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only);

•
as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or

•	pursuant to the exchange privilege.

The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Federated Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.

SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

•	Shares that are not subject to a CDSC; and

•	Shares held the longest. (To determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund.)

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

Class A Shares:
If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

Class B Shares:
Shares Held Up To:	CDSC
1 Year	5.50%
2 Years	4.75%
3 Years	4.00%
4 Years	3.00%
5 Years	2.00%
6 Years	1.00%
7 Years or More	0.00%

Class C Shares:
You will pay a 1.00% CDSC if you redeem Shares within 12 months of the purchase date.

If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:

•
following the death of the last surviving shareholder on the account or the post-purchase disability of all registered shareholders, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);

•	representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70½;

•	purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;

•
purchased by Trustees, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons and by trusts, pension or profit-sharing plans for the above persons;

•	purchased through a financial intermediary that did not receive an advance commission on the purchase;

•	purchased with reinvested dividends or capital gains;

•	redeemed by the Fund when it closes an account for not meeting the minimum balance requirements;

•
purchased pursuant to the exchange privilege, if the Shares were held for the applicable CDSC holding period (the holding period on the Shares purchased in the exchange will include the holding period of the shares sold in the exchange); or

Class B Shares Only

•	which are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program.

How is the Fund Sold?

The Fund offers four Share classes: Class A Shares, Class B Shares, Class C Shares, and Institutional Shares, each representing interests in a single portfolio of securities.  This Prospectus relates only to Class A Shares, Class B Shares and Class C Shares. All Share classes have different expenses which affect their performance. The additional class of Shares, which is offered by a separate prospectus, may be preferable for certain shareholders. Please note that certain purchase restrictions may apply. A shareholder in the Fund's Class A Shares may convert their Shares into Institutional Shares of the Fund if the shareholder meets the Institutional Shares' eligibility criteria and investment minimum. Such conversion of classes should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the Institutional Shares or to convert your Shares.

The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to institutions or to individuals, directly or through financial intermediaries.  Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (“Federated”).

Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales.  The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:

Class A Shares:
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1 million	1.80%
$1 million or greater	0.00%

ADVANCE COMMISSIONS

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive an advance commission as follows:

Class A Shares (for purchases over $1 million):
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
First $1 million - $5 million	0.75%
Next $5 million - $20 million	0.50%
Over $20 million	0.25%

Advance commissions are calculated on a year-by-year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

Class B Shares:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	Up to 5.00%

Class C Shares:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	1.00%

RULE 12B-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.05% of average net assets for Class A Shares and up to 0.75% for Class B Shares and Class C Shares to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. In addition, in connection with the sale of Class B Shares and Class C Shares, Federated and its subsidiaries make advance commission payments (effective March 1, 2010, for Class B Shares) to financial intermediaries and in return may receive Rule 12b-1 fees and contingent deferred sales loads for the Class B Shares and Class C Shares. Federated and its subsidiaries may benefit or sustain losses from such arrangements. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

SERVICE FEES

The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts.  Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

ACCOUNT ADMINISTRATION FEES

The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Rule 12b-1 Fees and/or Service Fees and/or Account Administration Fees and/or Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended Funds, and/or granting the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form.

Where the Fund offers more than one Share class and you do not specify the class choice on your

New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive

Class A Shares.

THROUGH A FINANCIAL INTERMEDIARY

Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (“Transfer Agent”). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

Financial intermediaries should send payments according to the instructions in the sections “By Wire” or

“By Check.”

DIRECTLY FROM THE FUND

•	Establish your account with the Fund by submitting a completed New Account Form; and

•	Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check.  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s Transfer Agent.

An institution may establish an account and place an order by calling the Fund, and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

To facilitate processing your order, please call the Fund before sending the wire.

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

BNF:  23026552

Attention:  Federated EDGEWIRE

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address,

send it to:

The Federated Funds

30 Dan Road

Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request.  For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.

BY AUTOMATIC INVESTMENTS

You may establish an account with your financial intermediary to automatically purchase Shares on predetermined dates or when your bank account reaches a certain level. Under this program, participating financial intermediaries are responsible for prompt transmission of orders and may charge you for this service. You should read this Prospectus along with your financial intermediary’s agreement or materials describing this service.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM (SIP)

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

•	through a financial intermediary if you purchased Shares through a financial intermediary; or

•	directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds

30 Dan Road

Canton, MA 02021

All requests must include:

•	Fund Name and Share Class, account number and account registration;

•	amount to be redeemed or exchanged;

•	signatures of all shareholders exactly as registered; and

•	if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

•	your redemption will be sent to an address other than the address of record;

•	your redemption will be sent to an address of record that was changed within the last 30 days;

•	a redemption is payable to someone other than the shareholder(s) of record; or

•	transferring into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

•	an electronic transfer to your account at a financial institution that is an ACH member; or

•	wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

•	to allow your purchase to clear (as discussed below);

•	during periods of market volatility;

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or

•	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

•	when the NYSE is closed, other than customary weekend and holiday closings;

•	when trading on the NYSE is restricted, as determined by the SEC; or

•	in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into Shares of the same class of another Federated fund. To do this, you must:

•	ensure that the account registrations are identical;

•	meet any applicable minimum initial investment requirements; and

•	receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time.  In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies.  See “Account and Share Information–Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares. Effective August 2, 2010, the minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund.  Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.

Systematic Withdrawal Program (SWP) on Class B Shares

You will not be charged a CDSC on SWP redemptions if:

•	you redeem 12% or less of your account value in a single year;

•	you reinvest all dividends and capital gains distributions;

•	your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.); and

•	for all Class B Share accounts established on or after August 2, 2010, the minimum SWP redemption amount is $50 per transaction per fund including transactions that qualify for a CDSC waiver as outlined in this Prospectus.

You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly or semi-annually.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders.  Dividends are paid to all shareholders invested in the Fund on the record date.  The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional Shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders–Source of Distributions” link under "Related Information.”

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $1,500, or in the case of IRAs, $250. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income.  Distributions of net short-term capital gains are taxable to you as ordinary income.  Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle.  Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund.  Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated (“Approved Accounts”). The Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Fund.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held.  However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings and a percentage breakdown of the portfolio by positioning and sector.

To access this information from the “Products” section of the website, click on “view all” next to a fund category, select the Fund and the appropriate share class, then click on the “Portfolio Holdings and Related Information” link or “Composition” link under the “Current View” section.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s Annual and Semi-Annual Reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (“MDT Advisers”) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

The address of the Adviser is 125 High Street, Oliver Tower, 21st Floor, Boston, MA 02110.  The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 145 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized, separately managed accounts, which totaled approximately $389 billion in assets as of December 31, 2009. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately

1,370 employees. Federated provides investment products to over 5,200 investment professionals and institutions.

The Fund is the successor to the MDT Small Cap Growth Fund (inception September 2005) pursuant to a reorganization that was completed in December 2006 in connection with the acquisition of MDT Advisors by Federated.

The Adviser advises approximately 10 equity mutual funds as well as a variety of customized separately managed accounts and institutional separate accounts, which totaled approximately $4.3 billion in assets as of December 31, 2009.

PORTFOLIO MANAGEMENT INFORMATION

The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

Daniel J. Mahr, CFA, joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

Brian M. Greenberg joined the Investment Team in 2004. As a Research Manager, he is responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Fund.

ADVISORY FEES

The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 1.15% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2010.

Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”) and various Federated-sponsored mutual funds (“Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of certain Funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated without admitting the validity of any claim has reached a preliminary settlement with the Plaintiffs in these cases. Any settlement would have to be approved by the Court.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Funds.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Funds or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

MDT Small Cap Growth Fund (“Predecessor Fund”) was reorganized into Federated MDT Small Cap Growth Fund (“Fund”), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

Financial Highlights–Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended 7/31/20062
	2010	2009	2008	20071
Net Asset Value, Beginning of Period	$7.85	$11.57	$12.95	$10.59	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.10)3	(0.08)3	(0.14)3	(0.14)3	(0.17)3
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.99	(3.64)	(1.17)	2.50	0.76
TOTAL FROM INVESTMENT OPERATIONS	0.89	(3.72)	(1.31)	2.36	0.59
Less Distributions:
Distributions from net realized gain on investments	—	—	(0.07)	—	—
Regulatory Settlement Proceeds	—	0.004	—	—	—
Net Asset Value, End of Period	$8.74	$7.85	$11.57	$12.95	$10.59
Total Return5	11.34%	(32.15)%6	(10.20)%	22.29%	5.90%
Ratios to Average Net Assets:
Net expenses	1.75%	1.75%	1.75%	1.75%	2.02%7
Net investment income (loss)	(1.17)%	(1.04)%	(1.20)%	(1.16)%	(1.50)%7
Expense waiver/reimbursement8	1.22%	1.02%	1.05%	25.97%	22.65%7
Supplemental Data:
Net assets, end of period (000 omitted)	$19,822	$21,682	$31,874	$532	$157
Portfolio turnover	142%	244%	212%	157%	157%

1	MDT Small Cap Growth Fund (the "Predecessor Fund") was reorganized into Federated MDT Small Cap Growth Fund (the "Fund")

as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2	Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.

3	Per share numbers have been calculated using the average shares method.

4	Represents less than $0.01.

5	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

Total returns for periods of less than one year are not annualized.

6	During the period, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.09% on the total return.

7	Computed on an annualized basis.

8	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2010, which can be obtained free of charge.

Financial Highlights–Class B Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,		Period Ended 7/31/20081
	2010	2009
Net Asset Value, Beginning of Period	$7.81	$11.61	$11.26
Income From Investment Operations:
Net investment income (loss)	(0.16)2	(0.14)2	(0.09)2
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.00	(3.66)	0.44
TOTAL FROM INVESTMENT OPERATIONS	0.84	(3.80)	0.35
Regulatory Settlement Proceeds	—	0.003	—
Net Asset Value, End of Period	$8.65	$7.81	$11.61
Total Return4	10.76%	(32.73)%	3.11%
Ratios to Average Net Assets:
Net expenses	2.50%	2.50%	2.50%5
Net investment income (loss)	(1.92)%	(1.75)%	(1.96)%5
Expense waiver/reimbursement6	1.22%	1.02%	1.05%5
Supplemental Data:
Net assets, end of period (000 omitted)	$2,350	$3,088	$9,811
Portfolio turnover	142%	244%	212%7

1	Reflects operations for the period from March 18, 2008 (date of initial investment) to July 31, 2008.

2	Per share numbers have been calculated using the average shares method.

3	Represents less than $0.01.

4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

Total returns for periods of less than one year are not annualized.

5	Computed on an annualized basis.

6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2008.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2010, which can be obtained free of charge.

Financial Highlights–Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended 7/31/20062
	2010	2009	2008	20071
Net Asset Value, Beginning of Period	$7.62	$11.32	$12.77	$10.52	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.16)3	(0.14)3	(0.22)3	(0.23)3	(0.26)3
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.97	(3.56)	(1.16)	2.48	0.78
TOTAL FROM INVESTMENT OPERATIONS	0.81	(3.70)	(1.38)	2.25	0.52
Less Distributions:
Distributions from net realized gain on investments	—	—	(0.07)	—	—
Regulatory Settlement Proceeds	—	0.004	—	—	—
Net Asset Value, End of Period	$8.43	$7.62	$11.32	$12.77	$10.52
Total Return5	10.63%	(32.69)%	(10.89)%	21.39%	5.20%
Ratios to Average Net Assets:
Net expenses	2.49%	2.50%	2.47%	2.50%	2.77%6
Net investment income (loss)	(1.91)%	(1.79)%	(1.93)%	(1.92)%	(2.25)% 6
Expense waiver/reimbursement7	1.22%	1.02%	1.07%	27.07%	25.65%6
Supplemental Data:
Net assets, end of period (000 omitted)	$2,795	$4,069	$6,450	$702	$348
Portfolio turnover	142%	244%	212%	157%	157%

1	The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization,

the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2	Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.

3	Per share numbers have been calculated using the average shares method.

4	Represents less than $0.01.

5
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

6	Computed on an annualized basis.

7	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2010, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. Each chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period (except Class B Shares, which convert to Class A Shares after you have held them for eight years) and that all dividends and distributions are reinvested. The annual expense ratios used in each chart are the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

FEDERATED MDT SMALL CAP GROWTH FUND - CLASS A SHARES
ANNUAL EXPENSE RATIO: 3.03%
MAXIMUM FRONT-END SALES CHARGE: 5.50%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$472.50	$9,922.50	$839.16	$9,636.17
2	$9,636.17	$481.81	$10,117.98	$294.85	$9,826.00
3	$9,826.00	$491.30	$10,317.30	$300.66	$10,019.57
4	$10,019.57	$500.98	$10,520.55	$306.58	$10,216.96
5	$10,216.96	$510.85	$10,727.81	$312.62	$10,418.23
6	$10,418.23	$520.91	$10,939.14	$318.78	$10,623.47
7	$10,623.47	$531.17	$11,154.64	$325.06	$10,832.75
8	$10,832.75	$541.64	$11,374.39	$331.47	$11,046.16
9	$11,046.16	$552.31	$11,598.47	$338.00	$11,263.77
10	$11,263.77	$563.19	$11,826.96	$344.65	$11,485.67
Cumulative		$5,166.66		$3,711.83

FEDERATED MDT SMALL CAP GROWTH FUND - CLASS B SHARES
ANNUAL EXPENSE RATIO: 3.73%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$375.37	$10,127.00
2	$10,127.00	$506.35	$10,633.35	$380.14	$10,255.61
3	$10,255.61	$512.78	$10,768.39	$384.96	$10,385.86
4	$10,385.86	$519.29	$10,905.15	$389.85	$10,517.76
5	$10,517.76	$525.89	$11,043.65	$394.80	$10,651.34
6	$10,651.34	$532.57	$11,183.91	$399.82	$10,786.61
7	$10,786.61	$539.33	$11,325.94	$404.90	$10,923.60
8	$10,923.60	$546.18	$11,469.78	$410.04	$11,062.33
Converts from Class B to Class A				Annual Expense Ratio: 3.03%
9	$11,062.33	$553.12	$11,615.45	$338.49	$11,280.26
10	$11,280.26	$564.01	$11,844.27	$345.16	$11,502.48
Cumulative		$5,299.52		$3,823.53

FEDERATED MDT SMALL CAP GROWTH FUND - CLASS C SHARES
ANNUAL EXPENSE RATIO: 3.73%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$375.37	$10,127.00
2	$10,127.00	$506.35	$10,633.35	$380.14	$10,255.61
3	$10,255.61	$512.78	$10,768.39	$384.96	$10,385.86
4	$10,385.86	$519.29	$10,905.15	$389.85	$10,517.76
5	$10,517.76	$525.89	$11,043.65	$394.80	$10,651.34
6	$10,651.34	$532.57	$11,183.91	$399.82	$10,786.61
7	$10,786.61	$539.33	$11,325.94	$404.90	$10,923.60
8	$10,923.60	$546.18	$11,469.78	$410.04	$11,062.33
9	$11,062.33	$553.12	$11,615.45	$415.25	$11,202.82
10	$11,202.82	$560.14	$11,762.96	$420.52	$11,345.10
Cumulative		$5,295.65		$3,975.65

Notes

Notes

Notes

An SAI dated November 5, 2010, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549. Call 1-202-551-8090 for information on the Public Reference Room’s operations and copying fees.

Federated MDT Small Cap Growth Fund

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21940

Cusip 31421R775

Cusip 31421R676

Cusip 31421R767

35363 (5/11)

Federated is a registered mark of Federated Investors, Inc.

2011 ©Federated Investors, Inc.

Federated MDT Small Cap Growth Fund

A Portfolio of Federated MDT Series

PROSPECTUS

November 5, 2010 (Revised May 12, 2011)

INSTITUTIONAL SHARES (TICKER QISGX)

A mutual fund seeking to provide long-term capital appreciation by investing primarily in common stock of small U.S. companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

Fund Summary Information	1
What are the Fund’s Investment Strategies?	5
What are the Principal Securities in Which the Fund Invests?	7
What are the Specific Risks of Investing in the Fund?	10
What Do Shares Cost?	13
How is the Fund Sold?	14
Payments to Financial Intermediaries	15
How to Purchase Shares	16
How to Redeem and Exchange Shares	18
Account and Share Information	21
Who Manages the Fund?	24
Legal Proceedings	25
Financial Information	26
Appendix A: Hypothetical Investment and Expense Information	28

Fund Summary Information

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide long-term capital appreciation.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	1.15%
Distribution (12b-1) Fee	None
Other Expenses	1.57%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	2.73%
Fee Waivers and/or Expense Reimbursements1	1.22%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.51%

1
The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.50% (the “Fee Limit”) through the later of (the “Termination Date”): (a) November 5, 2011; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Institutional Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Institutional Shares operating expenses are as shown in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$276
3 Years	$847
5 Years	$1,445
10 Years	$3,061

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Active trading will cause the Fund to have an increased portfolio turnover rate, which, for shareholders whose Fund Shares are held in a taxable account, is likely to generate shorter-term gains (losses) that are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs (which are not reflected in annual Fund operating expenses or in the example) and may have an adverse impact on the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 142% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

What are the Fund’s Main Investment Strategies?

The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies.

The Fund’s investment adviser (“Adviser”) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk. Under normal market conditions, the Fund invests at least 80% of its net assets in stocks of small-cap companies. The Fund considers small-cap companies to be those companies of a size similar to companies listed in the Russell 2000® Growth Index.

The Adviser’s investment strategy utilizes a small cap growth approach by selecting most of its investments from companies listed in the Russell 2000® Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market). As of July 30, 2010, companies in the Russell 2000® Growth Index ranged in market capitalization from $26.0 million to $2.6 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this prospectus, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers; exchange traded funds (ETFs); and derivative instruments, such as futures and options.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.

•
Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

•
Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.

•
Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

•
Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.

•
Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the

U.S. dollar.

•
Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

•
Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.

•
Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

•
Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest. The net asset value of a Fund will fluctuate with the changes in the value of the ETFs in which the Funds invest. The change in value of the ETFs are due to the change in price of the securities in which the ETFs invest. Therefore, the Fund’s net asset value will be indirectly affected by the change in value of the securities in which the ETF invests.

•
Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE: BAR CHART AND TABLE

Risk/Return Bar Chart

The Fund is the successor to the MDT Small Cap Growth Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this Prospectus for periods prior to December 11, 2006, is historical information for the MDT Small Cap Growth Fund. The MDT Small Cap Growth Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The bar chart and performance table below reflect historical performance data for the Fund’s Institutional Shares. The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The Fund’s Institutional Shares total return for the nine-month period from January 1, 2010 to September 30, 2010 was 10.80%.

Within the periods shown in the bar chart, the Fund’s Institutional Shares highest quarterly return was 15.99% (quarter ended

March 31, 2006). Its lowest quarterly return was (24.83)% (quarter ended December 31, 2008).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s Institutional Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(FOR THE PERIOD ENDED DECEMBER 31, 2009)

	1 Year	Since Inception (9/15/2005)
Institutional Shares:
Return Before Taxes	9.94%	(3.55)%
Return After Taxes on Distributions	9.94%	(3.58)%
Return After Taxes on Distributions and Sale of Fund Shares	6.46%	(3.00)%
Russell 2000® Growth Index1 (reflects no deduction for fees, expenses or taxes)	34.47%	(0.64)%
Lipper Small-Cap Growth Funds Index2 (reflects no deduction for fees, expenses or taxes)	38.03%	(0.42)%

1	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

2
Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

FUND MANAGEMENT

The Fund’s Investment Adviser (“Adviser”) is Federated MDTA LLC.

Daniel J. Mahr, Managing Director of Research, has been the Fund's portfolio manager since August 2008.

Frederick L. Konopka, Portfolio and Trading Manager, has been the Fund's portfolio manager since

August 2008.

Brian M. Greenberg, Portfolio Manager, has been the Fund's portfolio manager since August 2008.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment amount for the Fund’s Institutional Shares is generally $1,000,000 and there is no required minimum subsequent investment amount. The minimum investment amount for SIPs is $50.

You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at

1-800-341-7400 or by mail.

TAX INFORMATION

The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through an Individual Retirement Account (IRA).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

What are the Fund’s Investment Strategies?

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. The Fund considers small-cap companies to be companies of a size similar to companies listed in the Russell 2000® Growth Index. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations and capital structure, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies relative to the universe. Consistent with the Optimum Q Process described above, the Adviser reviews the proposed trades produced by the quantitative computer model in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.

The Adviser selects most of its investments from companies listed in the Russell 2000® Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest

U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market). Because the Fund invests in companies that are defined largely by reference to the Russell 2000® Growth Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 30, 2010, companies in the

Russell 2000® Growth Index ranged in market capitalization from $26.0 million to $2.6 billion.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

•
seek to benefit from anticipated changes in the volatility of designated assets or instruments, such as indices, currencies and interest rates. (Volatility is a measure of the frequency and level of changes in the value of an asset or instrument without regard to the direction of such changes.)

•	obtain premiums from the sale of derivative contracts;

•	realize gains from trading a derivative contract; or

•	hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. The Fund may use other techniques in seeking to achieve the investment objective, such as, buying and selling when issued securities and exchange-traded funds.

Because the Fund refers to small capitalization investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the fund to normally invest less than 80% of its assets in investments in small companies. For purposes of this policy the Fund considers a small company to be a company of a size similar to companies listed on the Russell 2000® Growth Index.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

The following provides general information on the types of securities or other investments in which the Fund principally invests.  The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal investments and may provide additional information about the securities and other investments in which the Fund principally invests as well.

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•
it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if: (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s Prospectus and/or SAI.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a “counterparty.” Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts (A Type of Derivative)

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts (A Type of Derivative)

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (“buyer”) the right to buy the Reference Instrument from the seller (“writer”) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts (A Type of Derivative)

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (“swap”) the returns derived from Reference Instruments.  Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

What are the Specific Risks of Investing in the Fund?

The following provides general information on the risks associated with the types of securities and other investments in which the Fund principally invests.  The Fund may invest in other types of securities or investments as non-principal investments.  Any additional risks associated with investing in such other non-principal investments are described in the Fund's SAI.  The Fund's SAI also may provide additional information about the risks associated with the types of securities in which the Fund principally invests.

STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO COMPANY SIZE

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.  For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development.  Further, growth stocks may not pay dividends or may pay lower dividends than value stocks.  This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press.  In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the

Fund’s investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange- traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

EXCHANGE-TRADED FUNDS RISKS

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income.  Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund’s SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge (public offering price). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open.

When the Fund holds fixed-income securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

FAIR VALUATION AND SIGNIFICANT EVENTS PROCEDURES

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations or litigation developments or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information–Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

The Fund offers four Share classes: Class A Shares, Class B Shares, Class C Shares, and Institutional Shares, each representing interests in a single portfolio of securities.  This Prospectus relates only to Institutional Shares. All Share classes have different sales charges and other expenses which affect their performance.   Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to Eligible Investors, as described below. In connection with a request to purchase shares, you should provide documentation sufficient to verify your status as an Eligible Investor. As a general matter, Shares are not available for direct investment by natural persons.  Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (“Federated”).

The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of Shares (however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus):

•	An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;

•	An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;

•	A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;

•	Trustees and Officers of the former MDT Funds, shareholders of an MDT Fund as of August 26, 2005, and former members of the Memorial Drive Trust;

•	An employer-sponsored retirement plan;

•	A trust institution investing on behalf of its trust customers;

•	Additional sales to an investor (including a natural person) who owned Institutional Shares of the Fund as of December 31, 2008;

•
An investor (including a natural person) who acquired Institutional Shares of a Federated Fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and

•
In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who: (1) becomes a client of an investment advisory subsidiary of Federated; or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.

The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of Shares (see “How To Purchase Shares” below.):

•	An investor, other than a natural person, purchasing Shares directly from the Fund; and

•	In connection with an initial purchase of Shares through an exchange, an investor (including a natural person) who owned Institutional Shares of another Federated fund as of December 31, 2008.

Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

Eligible Investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund in the manner described above under “How is the Fund Sold?” The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form.

Where applicable, the required minimum initial investment for Institutional Shares is generally $1,000,000. There is no required minimum subsequent investment amount. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus.

Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

THROUGH A FINANCIAL INTERMEDIARY

Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (“Transfer Agent”). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

Financial intermediaries should send payments according to the instructions in the sections “By Wire” or

“By Check.”

DIRECTLY FROM THE FUND

•	Establish your account with the Fund by submitting a completed New Account Form; and

•	Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check.  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s Transfer Agent.

An institution may establish an account and place an order by calling the Fund, and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

To facilitate processing your order, please call the Fund before sending the wire.

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

BNF:  23026552

Attention:  Federated EDGEWIRE

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address,

send it to:

The Federated Funds

30 Dan Road

Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request.  For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.

BY AUTOMATIC INVESTMENTS

You may establish an account with your financial intermediary to automatically purchase Shares on predetermined dates or when your bank account reaches a certain level. Under this program, participating financial intermediaries are responsible for prompt transmission of orders and may charge you for this service. You should read this Prospectus along with your financial intermediary’s agreement or materials describing this service.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Liberty U.S. Government Money Market Trust and Class K Shares. You must meet the minimum initial investment requirement for purchasing Shares (if applicable), and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM (SIP)

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

The minimum investment amount for SIPs is $50.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

•	through a financial intermediary if you purchased Shares through a financial intermediary; or

•	directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds

30 Dan Road

Canton, MA 02021

All requests must include:

•	Fund Name and Share Class, account number and account registration;

•	amount to be redeemed or exchanged;

•	signatures of all shareholders exactly as registered; and

•	if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

•	your redemption will be sent to an address other than the address of record;

•	your redemption will be sent to an address of record that was changed within the last 30 days;

•	a redemption is payable to someone other than the shareholder(s) of record; or

•	transferring into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

•	an electronic transfer to your account at a financial institution that is an ACH member; or

•	wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

•	to allow your purchase to clear (as discussed below);

•	during periods of market volatility;

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or

•	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

•	when the NYSE is closed, other than customary weekend and holiday closings;

•	when trading on the NYSE is restricted, as determined by the SEC; or

•	in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Liberty U.S. Government Money Market Trust and Class K Shares. To do this, you must:

•	ensure that the account registrations are identical;

•	meet any applicable minimum initial investment requirements; and

•	receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Fund may modify or terminate the exchange privilege at any time.

In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information–Frequent

Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares. Effective August 2, 2010, the minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund.  Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders.  Dividends are paid to all shareholders invested in the Fund on the record date.  The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional Shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders–Source of Distributions” link under "Related Information.”

ACCOUNTS WITH LOW BALANCES

Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $25,000. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income.  Distributions of net short-term capital gains are taxable to you as ordinary income.  Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle.  Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund.  Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated (“Approved Accounts”). The Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Fund.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held.  However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings and a percentage breakdown of the portfolio by positioning and sector.

To access this information from the “Products” section of the website, click on “view all” next to a fund category, select the Fund and the appropriate share class, then click on the “Portfolio Holdings and Related Information” link or “Composition” link under the “Current View” section.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s Annual and Semi-Annual Reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (“MDT Advisers”) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

The address of the Adviser is 125 High Street, Oliver Tower, 21st Floor, Boston, MA 02110.  The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 145 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized, separately managed accounts, which totaled approximately $389 billion in assets as of December 31, 2009. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately

1,370 employees. Federated provides investment products to over 5,200 investment professionals and institutions.

The Fund is the successor to the MDT Small Cap Growth Fund (inception October 2002) pursuant to a reorganization that was completed in December 2006 in connection with the acquisition of MDT Advisors by Federated.

The Adviser advises approximately 10 equity mutual funds as well as a variety of customized separately managed accounts and institutional separate accounts, which totaled approximately $4.3 billion in assets as of December 31, 2009.

PORTFOLIO MANAGEMENT INFORMATION

The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

Daniel J. Mahr, CFA, joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

Brian M. Greenberg joined the Investment Team in 2004. As a Research Manager, he is responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Fund.

ADVISORY FEES

The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 1.15% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2010.

Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”) and various Federated-sponsored mutual funds (“Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of certain Funds during specified periods beginning

November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated without admitting the validity of any claim has reached a preliminary settlement with the Plaintiffs in these cases. Any settlement would have to be approved by the Court.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Funds.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Funds or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

MDT Small Cap Growth Fund (“Predecessor Fund”) was reorganized into Federated MDT Small Cap Growth Fund (“Fund”), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

Financial Highlights–Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended 7/31/20062
	2010	2009	2008	20071
Net Asset Value, Beginning of Period	$7.93	$11.66	$13.02	$10.61	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.08)3	(0.06)3	(0.11)3	(0.13)3	(0.13)3
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.00	(3.67)	(1.18)	2.54	0.74
TOTAL FROM INVESTMENT OPERATIONS	0.92	(3.73)	(1.29)	2.41	0.61
Less Distributions:
Distributions from net realized gain on investments	—	—	(0.07)	—	—
Regulatory Settlement Proceeds	—	0.004	—	—	—
Net Asset Value, End of Period	$8.85	$7.93	$11.66	$13.02	$10.61
Total Return5	11.60%	(31.99)%	(9.99)%	22.71%	6.10%
Ratios to Average Net Assets:
Net expenses	1.50%	1.50%	1.50%	1.50%	1.77%6
Net investment income (loss)	(0.92)%	(0.80)%	(0.91)%	(1.03)%	(1.25)%6
Expense waiver/reimbursement7	1.22%	1.02%	1.09%	5.58%	25.65%6
Supplemental Data:
Net assets, end of period (000 omitted)	$27,039	$39,246	$62,209	$16,245	$227
Portfolio turnover	142%	244%	212%	157%	157%

1
MDT Small Cap Growth Fund (the "Predecessor Fund") was reorganized into Federated MDT Small Cap Growth Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2	Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.

3	Per share numbers have been calculated using the average shares method.

4	Represents less than $0.01.

5	Based on net asset value. Total returns for periods of less than one year are not annualized.

6	Computed on an annualized basis.

7	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2010, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

The following chart provides additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

FEDERATED MDT SMALL CAP GROWTH FUND - INSTITUTIONAL SHARES
ANNUAL EXPENSE RATIO: 2.73%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$276.10	$10,227.00
2	$10,227.00	$511.35	$10,738.35	$282.37	$10,459.15
3	$10,459.15	$522.96	$10,982.11	$288.78	$10,696.57
4	$10,696.57	$534.83	$11,231.40	$295.33	$10,939.38
5	$10,939.38	$546.97	$11,486.35	$302.03	$11,187.70
6	$11,187.70	$559.39	$11,747.09	$308.89	$11,441.66
7	$11,441.66	$572.08	$12,013.74	$315.90	$11,701.39
8	$11,701.39	$585.07	$12,286.46	$323.07	$11,967.01
9	$11,967.01	$598.35	$12,565.36	$330.41	$12,238.66
10	$12,238.66	$611.93	$12,850.59	$337.91	$12,516.48
Cumulative		$5,542.93		$3,060.79

Notes

An SAI dated November 5, 2010, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549. Call 1-202-551-8090 for information on the Public Reference Room’s operations and copying fees.

Federated MDT Small Cap Growth Fund

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Cusip 31421R759

35367 (5/11)

Federated is a registered mark of Federated Investors, Inc.

2011 ©Federated Investors, Inc.

Federated MDT All Cap Core Fund

A Portfolio of Federated MDT Series

PROSPECTUS

November 5, 2010 (Revised May 12, 2011)

CLASS A SHARES (TICKER QAACX)
CLASS C SHARES (TICKER QCACX)

A mutual fund seeking long-term capital appreciation by investing primarily in the common stock of
U.S. companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

Fund Summary Information	1
What are the Fund’s Investment Strategies?	6
What are the Principal Securities in Which the Fund Invests?	7
What are the Specific Risks of Investing in the Fund?	10
What Do Shares Cost?	13
How is the Fund Sold?	19
Payments to Financial Intermediaries	19
How to Purchase Shares	22
How to Redeem and Exchange Shares	24
Account and Share Information	27
Who Manages the Fund?	30
Legal Proceedings	31
Financial Information	31
Appendix A: Hypothetical Investment and Expense Information	34

Fund Summary Information

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital appreciation.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares and Class C Shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes (e.g., Class A Shares) of Federated Funds. More information about these and other discounts is available from your financial professional and in the “What Do Shares Cost?” section of the Prospectus on page 13.

Shareholder Fees	Class A	Class C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.75%	0.75%
Distribution (12b-1) Fee	0.05%	0.75%
Other Expenses	0.79%	0.82%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.60%	2.33%
Fee Waivers and/or Expense Reimbursements1	0.24%	0.17%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.36%	2.16%

1
The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Class A Shares and Class C Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.35% and 2.15% (the “Fee Limit”), respectively, through the later of (the “Termination Date”): (a) November 5, 2011; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund’s Class A Shares and Class C Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class A Shares and Class C Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares:
Expenses assuming redemption	$704	$1,027	$1,373	$2,346
Expenses assuming no redemption	$704	$1,027	$1,373	$2,346
Class C Shares:
Expenses assuming redemption	$336	$727	$1,245	$2,666
Expenses assuming no redemption	$236	$727	$1,245	$2,666

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Active trading will cause the Fund to have an increased portfolio turnover rate, which, for shareholders whose Fund Shares are held in a taxable account, is likely to generate shorter-term gains (losses) that are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs (which are not reflected in annual Fund operating expenses or in the example) and may have an adverse impact on the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 135% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

What are the Fund’s Main Investment Strategies?

The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The Fund’s investment adviser (“Adviser”) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

The Adviser’s investment strategy utilizes a whole market, all-cap/all-style approach by selecting most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. As of July 30, 2010, companies in the Russell 3000® Index ranged in market capitalization from $26.0 million to $304.2 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this Prospectus, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, exchange-traded funds (ETFs) and derivative instruments, such as futures and options.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.

•
Small, Medium and Large Sized Companies Risks. The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

•
Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.

•
Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

•
Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

•
Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.

•
Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the

U.S. dollar.

•
Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, credit, currency, liquidity and leverage risks.

•
Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

•
Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund could incur losses.

•
Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

•
Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE: BAR CHART AND TABLE

Risk/Return Bar Chart

The Fund is the successor to the MDT All Cap Core Fund pursuant to a reorganization that was completed on or about the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this Prospectus for periods prior to December 11, 2006, is historical information for the MDT All Cap Core Fund. The MDT All Cap Core Fund was managed by MDT Advisers LLC and had similar investment objectives and strategies as the Fund.

The Class A Shares of the MDT All Cap Core Fund commenced operations on February 12, 2003. For the period prior to the commencement of operations of Class A Shares, the performance information shown in the bar chart below is for the Fund’s Institutional Shares, adjusted to reflect the expenses of Class A Shares.

The bar chart and performance table below reflect historical performance data for the Fund’s Class A Shares.  The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund’s Class A Shares total return for the nine-month period from January 1, 2010 to September 30, 2010, was (0.37)%.

Within the periods shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 13.80% (quarter ended June 30, 2009). Its lowest quarterly return was (26.42)% (quarter ended December 31, 2008).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for Class A Shares, and after-tax returns for Class C Shares will differ from those shown for Class A Shares. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(FOR THE PERIOD ENDED DECEMBER 31, 2009)

	1 Year	5 Years	Start of Performance1
Class A Shares:2
Return Before Taxes	12.49%	(2.62)%	4.29%
Return After Taxes on Distributions	12.18%	(3.47)%	3.32%
Return After Taxes on Distributions and Sale of Fund Shares	8.12%	(2.43)%	3.41%
Class C Shares:
Return Before Taxes	17.19%	(2.24)%	4.32%
Russell 3000® Index3 (reflects no deduction for fees, expenses or taxes)	28.34%	0.76%	7.12%
Lipper Multi-Cap Core Funds Index4 (reflects no deduction for fees, expenses or taxes)	35.30%	1.41%	7.25%

1
The start of performance date was October 1, 2002. Class A Shares and Class C Shares commenced operations on February 12, 2003 and September 15, 2005, respectively. Performance results shown before that date are for the Institutional Shares, but adjusted to reflect sales charges or the contingent deferred sales charge and expenses applicable to each respective Class.

2	The returns for Class A Shares have been restated to reflect the imposition of a front-end sales charge on purchases as of

November 28, 2005.

3
The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased and stable barometer of the broad market, and is completely reconstituted annually to ensure that new and growing equities are reflected. The index is unmanaged, and investments cannot be made directly in an index.

4
Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

FUND MANAGEMENT

The Fund’s Investment Adviser (“Adviser”) is Federated MDTA LLC.

Daniel J. Mahr, Managing Director of Research, has been the Fund's portfolio manager since August 2008.

Frederick L. Konopka, Portfolio and Trading Manager, has been the Fund's portfolio manager since

August 2008.

Brian M. Greenberg, Research Manager, has been the Fund's portfolio manager since August 2008.

PURCHASE AND SALE OF FUND SHARES

The minimum investment amount for the Fund’s Class A Shares and Class C Shares is $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans. The minimum subsequent investment for Systematic Investment Programs is $50.

You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at

1-800-341-7400 or by mail.

TAX INFORMATION

The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through an Individual Retirement Account (IRA).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

What are the Fund’s Investment Strategies?

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund seeks to achieve its objective by investing primarily in the common stocks of U.S. companies.

The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

The Fund utilizes a whole market, all-cap/all-style strategy. The Adviser believes that the whole market approach provides two main advantages. First, it allows an investor to participate in all major areas of the

U.S. equity market (companies of all sizes with both growth and value characteristics) in a single fund. Second, through bottom-up stock selection, and subject to risk controls, it provides a broad ability to overweight or underweight segments of the market represented by those stocks which the Adviser’s quantitative model views as opportunities.

The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, and capital structure, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies relative to the universe. Consistent with the Optimum Q Process described above, the Adviser reviews the proposed trades produced by the quantitative computer model in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.

The Adviser selects most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. Because the Fund invests in companies that are defined largely by reference to the Russell 3000® Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 30, 2010, companies in the Russell 3000® Index ranged in market capitalization from $26.0 million to $304.2 billion.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

•	obtain premiums from the sale of derivative contracts;

•	realize gains from trading a derivative contract; or

•	hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.

The Fund may use other techniques in seeking to achieve the investment objective, such as, buying and selling when-issued securities and exchange traded funds.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

The following provides general information on the types of securities or other investments in which the Fund principally invests.  The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal investments and may provide additional information about the securities and other investments in which the Fund principally invests as well.

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•
it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if: (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s Prospectus and/or SAI.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a “counterparty.” Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted).

The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts (A Type of Derivative)

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts (A Type of Derivative)

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (“buyer”) the right to buy the Reference Instrument from the seller (“writer”) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts (A Type of Derivative)

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (“swap”) the returns derived from Reference Instruments.  Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions cause leverage risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

What are the Specific Risks of Investing in the Fund?

The following provides general information on the risks associated with the types of securities and other investments in which the Fund principally invests.  The Fund may invest in other types of securities or investments as non-principal investments.  Any additional risks associated with investing in such other non-principal investments are described in the Fund's SAI.  The Fund's SAI also may provide additional information about the risks associated with the types of securities in which the Fund principally invests.

STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

SMALL, MEDIUM AND LARGE-SIZED COMPANIES RISKS

The Fund may invest in any size company including small- and mid-size companies. Although diminished in larger-cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Small- and mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s Shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.  For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development.  Further, growth stocks may not pay dividends or may pay lower dividends than value stocks.  This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks.  For instance,

the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development or positive market development.  Further, value stocks tend to have higher dividends than growth stocks.  This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press.  In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the

Fund’s investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income.  Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund’s SAI, such as stock market, credit, currency, liquidity and leverage risks.

CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange- traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

EXCHANGE-TRADED FUNDS RISKS

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge (public offering price). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open.

When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

FAIR VALUATION AND SIGNIFICANT EVENTS PROCEDURES

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations or litigation developments or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information–Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

SALES CHARGE INFORMATION

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

Shares Offered	Minimum Initial/Subsequent Investment Amounts1	Maximum Sales Charge
		Front-End Sales Charge2	Contingent Deferred Sales Charge3
Class A Shares	$1,500/$100	5.50%	0.00%
Class C Shares	$1,500/$100	None	1.00%

1
The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus. The minimum subsequent investment amount for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund.

To maximize your return and minimize the sales charges and marketing fees, purchases of Class C Shares are generally limited to $1,000,000.  Purchases equal to or in excess of these limits may be made in Class A Shares.  If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.  See “Purchase Restrictions on Class C Shares” below.

2	Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”

3	See “Sales Charge When You Redeem.”

As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses (expense ratios), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.

Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment (for example, whether the investment is in connection with a long-term retirement program). You should also consider, for example, that it may be possible to reduce, or eliminate, the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below, along with detailed information on ways to reduce, or eliminate, front-end sales charges.)  On the other hand, Class C Shares do not have front-end sales charges, but do impose a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares.

You should also consider that the expense ratio for Class A Shares will be lower than that for Class C Shares. Thus, the fact that no front-end charge is imposed on purchases of Class C Shares does not always make them preferable to Class A Shares.

SALES CHARGE WHEN YOU PURCHASE

The following table lists the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the table and described below.

Class A Shares:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater1	0.00%	0.00%

1
A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the table above.

You or your financial intermediary must notify the Fund’s Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this Prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this Prospectus. Because the Prospectus is available on Federated’s website free of charge, Federated does not disclose this information separately on the website.

Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

Larger Purchases

•	Purchasing Class A Shares in greater quantities to reduce the applicable sales charge;

Concurrent and Accumulated Purchases

•
Combining concurrent purchases of and/or current investments in Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the respective maximum public offering price times the number of Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or

Letter of Intent

•
Signing a letter of intent to purchase a qualifying amount of Class A Shares within 13 months. (Call your financial intermediary or the Fund for more information.) The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

PURCHASE RESTRICTIONS ON CLASS C SHARES

In order to maximize shareholder returns and minimize sales charges and marketing fees, an investor’s purchases of Class C Shares are generally limited to $1,000,000.  In applying the limit, the dollar amount of the current purchase is added to the product obtained by multiplying the respective maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K shares of any Federated fund currently held in linked Qualifying Accounts, as defined in the section entitled “Reducing the Sales Charge with Breakpoint Discounts.”  If the sum of these two amounts would equal or exceed the limit, then the current purchase order will not be processed.  Instead, the Distributor will attempt to contact the investor or the investor’s financial intermediary to offer the opportunity to convert the order to Class A Shares.

If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.

ELIMINATING THE SALES CHARGE

Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:

•	within 120 days of redeeming Shares of an equal or greater amount;

•	through a financial intermediary that did not receive a dealer reallowance on the purchase;

•	with reinvested dividends or capital gains;

•	as a shareholder that originally became a shareholder of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;

•
as a Federated Life Member (Federated shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only);

•
as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or

•	pursuant to the exchange privilege.

The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Federated Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.

SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

•	Shares that are not subject to a CDSC; and

•	Shares held the longest. (To determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund.)

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

Class A Shares:
If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

Class C Shares:
You will pay a 1.00% CDSC if you redeem Shares within 12 months of the purchase date.

If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:

•
following the death of the last surviving shareholder on the account or the post-purchase disability of all registered shareholders, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);

•	representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70½;

•	purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;

•
purchased by Trustees, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons and by trusts, pension or profit-sharing plans for the above persons;

•	purchased through a financial intermediary that did not receive an advance commission on the purchase;

•	purchased with reinvested dividends or capital gains;

•	redeemed by the Fund when it closes an account for not meeting the minimum balance requirements; or

•
purchased pursuant to the exchange privilege, if the Shares were held for the applicable CDSC holding period (the holding period on the Shares purchased in the exchange will include the holding period of the shares sold in the exchange).

How is the Fund Sold?

The Fund offers four Share classes: Class A Shares, Class C Shares, Class R Shares and Institutional Shares, each representing interests in a single portfolio of securities. Effective December 31, 2010, the Fund's Class K Shares were redesignated as Class R Shares. This Prospectus relates only to Class A Shares and Class C Shares. All Share classes have different sales charges and other expenses which affect their performance. The additional classes of Shares, which are offered by separate prospectuses, may be preferable for certain shareholders. Please note that certain purchase restrictions may apply. A shareholder in the Fund’s Class A Shares may convert their Shares into Institutional Shares of the Fund if the shareholder meets the Institutional Shares’ eligibility criteria and investment minimum.  Such conversion of classes should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to institutions on behalf of their customers or to individuals, directly or through financial intermediaries.  Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (“Federated”).

Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales.  The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:

Class A Shares:
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1 million	1.80%
$1 million or greater	0.00%

ADVANCE COMMISSIONS

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive an advance commission as follows:

Class A Shares (for purchases over $1 million):
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
First $1 million - $5 million	0.75%
Next $5 million - $20 million	0.50%
Over $20 million	0.25%

Advance commissions are calculated on a year-by-year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

Class C Shares:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	1.00%

RULE 12B-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.05% of average net assets for Class A Shares and 0.75% of average net assets for Class C Shares to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Shares. When the Distributor receives

Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares.

In addition, in connection with the sale of Class C Shares, Federated and its subsidiaries make advance commission payments to financial intermediaries and in return may receive Rule 12b-1 fees and contingent deferred sales loads for the Class C Shares. Federated and its subsidiaries may benefit or sustain losses from such arrangements. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

SERVICE FEES

The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts.  Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

ACCOUNT ADMINISTRATION FEES

The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Rule 12b-1 Fees and/or Service Fees and/or Account Administration Fees and/or Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form.

Where the Fund offers more than one Share class and you do not specify the class choice on your

New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive

Class A Shares.

THROUGH A FINANCIAL INTERMEDIARY

Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (“Transfer Agent”). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

Financial intermediaries should send payments according to the instructions in the sections “By Wire” or

“By Check.”

DIRECTLY FROM THE FUND

•	Establish your account with the Fund by submitting a completed New Account Form; and

•	Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check.  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s Transfer Agent.

An institution may establish an account and place an order by calling the Fund, and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

To facilitate processing your order, please call the Fund before sending the wire.

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

BNF:  23026552

Attention:  Federated EDGEWIRE

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address,

send it to:

The Federated Funds

30 Dan Road

Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request.  For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM (SIP)

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

•	through a financial intermediary if you purchased Shares through a financial intermediary; or

•	directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds

30 Dan Road

Canton, MA 02021

All requests must include:

•	Fund Name and Share Class, account number and account registration;

•	amount to be redeemed or exchanged;

•	signatures of all shareholders exactly as registered; and

•	if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

•	your redemption will be sent to an address other than the address of record;

•	your redemption will be sent to an address of record that was changed within the last 30 days;

•	a redemption is payable to someone other than the shareholder(s) of record; or

•	transferring into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

•	an electronic transfer to your account at a financial institution that is an ACH member; or

•	wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

•	to allow your purchase to clear (as discussed below);

•	during periods of market volatility;

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or

•	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

•	when the NYSE is closed, other than customary weekend and holiday closings;

•	when trading on the NYSE is restricted, as determined by the SEC; or

•	in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into Shares of the same class of another Federated fund. To do this, you must:

•	ensure that the account registrations are identical;

•	meet any applicable minimum initial investment requirements; and

•	receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time.  In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies.  See “Account and Share Information–Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares. Effective August 2, 2010, the minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund.  Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders.  Dividends are paid to all shareholders invested in the Fund on the record date.  The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional Shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders–Source of Distributions” link under "Related Information.”

ACCOUNTS WITH LOW BALANCES

Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $1,500 or in the case of IRAs $250. Before an account is closed, you will be notified and allowed at least

30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income.  Distributions of net short-term capital gains are taxable to you as ordinary income.  Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle.  Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund.  Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated (“Approved Accounts”). The Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Fund.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held.  However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, and a percentage breakdown of the portfolio by positioning and sector.

To access this information from the “Products” section of the website, click on “view all” next to a fund category, select the Fund and the appropriate share class, then click on the “Portfolio Holdings and Related Information” link or “Composition” link under the “Current View” section.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s Annual and Semi-Annual Reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (“MDT Advisers”) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

The address of the Adviser is 125 High Street, Oliver Tower, 21st Floor, Boston, MA 02110.  The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 145 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized, separately managed accounts, which totaled approximately $389 billion in assets as of December 31, 2009. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately

1,370 employees. Federated provides investment products to over 5,200 investment professionals and institutions.

The Adviser advises approximately 10 equity mutual funds as well as a variety of customized separately managed accounts and institutional separate accounts, which totaled approximately $4.3 billion in assets as of December 31, 2009.

The Fund is the successor to the MDT All Cap Core Fund (inception October 2002) pursuant to a reorganization that was completed in December 2006 in connection with the acquisition of MDT Advisors by Federated.

PORTFOLIO MANAGEMENT INFORMATION

The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

Daniel J. Mahr, CFA, joined the Investment Team in 2002. As Managing Director of Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

Brian M. Greenberg joined the Investment Team in 2004. As Research Manager, he is responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts and ownership of securities in the Fund.

ADVISORY FEES

The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.75% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2010.

Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”) and various Federated-sponsored mutual funds (“Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of certain Funds during specified periods beginning

November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated without admitting the validity of any claim has reached a preliminary settlement with the Plaintiffs in these cases. Any settlement would have to be approved by the Court.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Funds.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Funds or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

MDT All Cap Core Fund (“Predecessor Fund”) was reorganized into Federated MDT All Cap Core Fund (“Fund”), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund which, as a result of the reorganization, are the Fund’s operations.

Financial Highlights–Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended July 31	2010	2009	2008	20071	2006
Net Asset Value, Beginning of Period	$9.91	$14.05	$16.74	$15.08	$15.26
Income From Investment Operations:
Net investment income	0.052	0.062	0.06	0.022	0.002,3
Net realized and unrealized gain (loss) on investments	0.67	(4.15)	(1.56)	2.18	0.70
TOTAL FROM INVESTMENT OPERATIONS	0.72	(4.09)	(1.50)	2.20	0.70
Less Distributions:
Distributions from net investment income	(0.09)	(0.05)	—	—	(0.00)3
Distributions from net realized gain on investments	—	—	(1.19)	(0.54)	(0.88)
TOTAL DISTRIBUTIONS	(0.09)	(0.05)	(1.19)	(0.54)	(0.88)
Net Asset Value, End of Period	$10.54	$9.91	$14.05	$16.74	$15.08
Total Return4	7.18%	(29.07)%	(9.98)%	14.67%	4.59%
Ratios to Average Net Assets:
Net expenses	1.29%	1.34%	1.29%	1.36%	1.50%
Net investment income	0.44%	0.64%	0.43%	0.13%	0.03%
Expense waiver/reimbursement5	0.25%	0.14%	0.00%6	0.00%6	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$54,437	$81,898	$194,867	$201,888	$101,723
Portfolio turnover	135%	290%	199%	225%	212%

1	MDT All Cap Core Fund (the “Predecessor Fund”) was reorganized into Federated MDT All Cap Core Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2	Per share numbers have been calculated using the average shares method.

3	Represents less than $0.01.

4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6	Represents less than 0.01%.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2010, which can be obtained free of charge.

Financial Highlights–Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended 7/31/20062
	2010	2009	2008	20071
Net Asset Value, Beginning of Period	$9.66	$13.73	$16.51	$14.99	$15.25
Income From Investment Operations:
Net investment income (loss)	(0.04)3	(0.02)3	(0.04)	(0.11)3	(0.10)3
Net realized and unrealized gain (loss) on investments	0.65	(4.05)	(1.55)	2.17	0.72
TOTAL FROM INVESTMENT OPERATIONS	0.61	(4.07)	(1.59)	2.06	0.62
Less Distributions:
Distributions from net investment income	(0.00)4	—	—	—	—
Distributions from net realized gain on investments	—	—	(1.19)	(0.54)	(0.88)
TOTAL DISTRIBUTIONS	(0.00)4	—	(1.19)	(0.54)	(0.88)
Net Asset Value, End of Period	$10.27	$9.66	$13.73	$16.51	$14.99
Total Return5	6.33%	(29.64)%	(10.69)%	13.81%	4.01%
Ratios to Average Net Assets:
Net expenses	2.08%	2.14%	2.08%	2.13%	2.25%6
Net investment income (loss)	(0.36)%	(0.17)%	(0.36)%	(0.64)%	(0.72)%6
Expense waiver/reimbursement7	0.24%	0.17%	0.00%8	0.00%8	0.05%6
Supplemental Data:
Net assets, end of period (000 omitted)	$39,524	$52,546	$96,601	$104,957	$48,189
Portfolio turnover	135%	290%	199%	225%	212%9

1	The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization,

the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2	Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3	Per share numbers have been calculated using the average shares method.

4	Represents less than $0.01.

5	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

Total returns for periods of less than one year are not annualized.

6	Computed on an annualized basis.

7	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

8	Represents less than 0.01%.

9	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2006.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2010, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. Each chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the “Fees and Expenses” table of this Prospectus. The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

FEDERATED MDT ALL CAP CORE FUND - CLASS A SHARES
ANNUAL EXPENSE RATIO: 1.60%
MAXIMUM FRONT-END SALES CHARGE: 5.50%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$472.50	$9,922.50	$703.77	$9,771.30
2	$9,771.30	$488.57	$10,259.87	$159.00	$10,103.52
3	$10,103.52	$505.18	$10,608.70	$164.40	$10,447.04
4	$10,447.04	$522.35	$10,969.39	$169.99	$10,802.24
5	$10,802.24	$540.11	$11,342.35	$175.77	$11,169.52
6	$11,169.52	$558.48	$11,728.00	$181.75	$11,549.28
7	$11,549.28	$577.46	$12,126.74	$187.93	$11,941.96
8	$11,941.96	$597.10	$12,539.06	$194.32	$12,347.99
9	$12,347.99	$617.40	$12,965.39	$200.93	$12,767.82
10	$12,767.82	$638.39	$13,406.21	$207.76	$13,201.93
Cumulative		$5,517.54		$2,345.62

FEDERATED MDT ALL CAP CORE FUND - CLASS C SHARES
ANNUAL EXPENSE RATIO: 2.33%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$236.11	$10,267.00
2	$10,267.00	$513.35	$10,780.35	$242.41	$10,541.13
3	$10,541.13	$527.06	$11,068.19	$248.89	$10,822.58
4	$10,822.58	$541.13	$11,363.71	$255.53	$11,111.54
5	$11,111.54	$555.58	$11,667.12	$262.36	$11,408.22
6	$11,408.22	$570.41	$11,978.63	$269.36	$11,712.82
7	$11,712.82	$585.64	$12,298.46	$276.55	$12,025.55
8	$12,025.55	$601.28	$12,626.83	$283.94	$12,346.63
9	$12,346.63	$617.33	$12,963.96	$291.52	$12,676.29
10	$12,676.29	$633.81	$13,310.10	$299.30	$13,014.75
Cumulative		$5,645.59		$2,665.97

Notes

Notes

Notes

An SAI dated November 5, 2010, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549. Call

1-202-551-8090 for information on the Public Reference Room’s operations and copying fees.

Federated MDT All Cap Core Fund

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Cusip 31421R106

Cusip 31421R205

35350 (5/11)

Federated is a registered mark of Federated Investors, Inc.

2011 ©Federated Investors, Inc.

Federated MDT All Cap Core Fund

A Portfolio of Federated MDT Series

PROSPECTUS

November 5, 2010 (Revised May 12, 2011)

INSTITUTIONAL SHARES (TICKER QIACX)

A mutual fund seeking long-term capital appreciation by investing primarily in the common stock of

U.S. companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

Fund Summary Information	1
What are the Fund’s Investment Strategies?	5
What are the Principal Securities in Which the Fund Invests?	7
What are the Specific Risks of Investing in the Fund?	10
What Do Shares Cost?	13
How is the Fund Sold?	15
Payments to Financial Intermediaries	16
How to Purchase Shares	17
How to Redeem and Exchange Shares	19
Account and Share Information	21
Who Manages the Fund?	24
Legal Proceedings	25
Financial Information	26
Appendix A: Hypothetical Investment and Expense Information	28

Fund Summary Information

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital appreciation.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.75%
Distribution (12b-1) Fee	None
Other Expenses	0.46%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.22%
Fee Waivers and/or Expense Reimbursements1	0.11%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.11%

1
The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.10% (the “Fee Limit”) through the later of (the “Termination Date”): (a) November 5, 2011; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Institutional Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$124
3 Years	$387
5 Years	$670
10 Years	$1,477

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Active trading will cause the Fund to have an increased portfolio turnover rate, which, for shareholders whose Fund Shares are held in a taxable account, is likely to generate shorter-term gains (losses) that are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs (which are not reflected in annual Fund operating expenses or in the example) and may have an adverse impact on the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 135% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

What are the Fund’s Main Investment Strategies?

The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The Fund’s investment adviser (“Adviser”) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

The Adviser’s investment strategy utilizes a whole market, all-cap/all-style approach by selecting most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. As of July 30, 2010, companies in the Russell 3000® Index ranged in market capitalization from $26.0 million to $304.2 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this Prospectus, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, exchange-traded funds (ETFs) and derivative instruments, such as futures and options.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.

•
Small, Medium and Large Sized Companies Risks. The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

•
Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.

•
Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

•
Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

•
Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.

•
Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the

U.S. dollar.

•
Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, credit, currency, liquidity and leverage risks.

•
Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

•
Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund could incur losses.

•
Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

•
Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE: BAR CHART AND TABLE

Risk/Return Bar Chart

The Fund is the successor to the MDT All Cap Core Fund pursuant to a reorganization that was completed on or about the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this Prospectus for periods prior to December 11, 2006, is historical information for the MDT All Cap Core Fund. The MDT All Cap Core Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The bar chart and performance table below reflect historical performance data for the Fund’s Institutional Shares.  The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The Fund’s Institutional Shares total return for the nine-month period from January 1, 2010 to September 30, 2010 was (0.18)%.

Within the periods shown in the bar chart, the Fund’s Institutional Shares highest quarterly return was 14.03% (quarter ended June 30, 2009). Its lowest quarterly return was (26.33)% (quarter ended December 31, 2008).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s Institutional Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(FOR THE PERIOD ENDED DECEMBER 31, 2009)

	1 Year	5 Years	Since Inception 10/1/2002
Institutional Shares:
Return Before Taxes	19.44%	(1.22)%	5.39%
Return After Taxes on Distributions	18.99%	(2.11)%	4.41%
Return After Taxes on Distributions and Sale of Fund Shares	12.64%	(1.28)%	4.38%
Russell 3000® Index1 (reflects no deduction for fees, expenses or taxes)	28.34%	0.76%	7.12%
Lipper Multi-Cap Core Funds Index2 (reflects no deduction for fees, expenses or taxes)	35.30%	1.41%	7.25%

1
The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased and stable barometer of the broad market, and is completely reconstituted annually to ensure that new and growing equities are reflected. The index is unmanaged and investments cannot be made directly in an index.

2
Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

FUND MANAGEMENT

The Fund’s Investment Adviser (“Adviser”) is Federated MDTA LLC.

Daniel J. Mahr, Managing Director of Research, has been the Fund's portfolio manager since August 2008.

Frederick L. Konopka, Portfolio and Trading Manager, has been the Fund's portfolio manager since

August 2008.

Brian M. Greenberg, Research Manager, has been the Fund's portfolio manager since August 2008.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment amount for the Fund’s Institutional Shares is generally $1,000,000 and there is no required minimum subsequent investment amount.

You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at

1-800-341-7400 or by mail.

TAX INFORMATION

The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through an Individual Retirement Account (IRA).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

What are the Fund’s Investment Strategies?

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund seeks to achieve its objective by investing primarily in the common stocks of U.S. companies.

The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

The Fund utilizes a whole market, all-cap/all-style strategy. The Adviser believes that the whole market approach provides two main advantages. First, it allows an investor to participate in all major areas of the

U.S. equity market (companies of all sizes with both growth and value characteristics) in a single fund. Second, through bottom-up stock selection, and subject to risk controls, it provides a broad ability to overweight or underweight segments of the market represented by those stocks which the Adviser’s quantitative model views as opportunities.

The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, and capital structure, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies relative to the universe. Consistent with the Optimum Q Process described above, the Adviser reviews the proposed trades produced by the quantitative computer model in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.

The Adviser selects most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. Because the Fund invests in companies that are defined largely by reference to the Russell 3000® Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 30, 2010, companies in the Russell 3000® Index ranged in market capitalization from $26.0 million to $304.2 billion.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

•	obtain premiums from the sale of derivative contracts;

•	realize gains from trading a derivative contract; or

•	hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.

The Fund may use other techniques in seeking to achieve the investment objective, such as, buying and selling when-issued securities and exchange traded funds.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

The following provides general information on the types of securities or other investments in which the Fund principally invests.  The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal investments and may provide additional information about the securities and other investments in which the Fund principally invests as well.

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•
it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if: (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s Prospectus and/or SAI.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a “counterparty.” Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted).

The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts (A Type of Derivative)

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts (A Type of Derivative)

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (“buyer”) the right to buy the Reference Instrument from the seller (“writer”) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts (A Type of Derivative)

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (“swap”) the returns derived from Reference Instruments.  Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions cause leverage risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

What are the Specific Risks of Investing in the Fund?

The following provides general information on the risks associated with the types of securities and other investments in which the Fund principally invests.  The Fund may invest in other types of securities or investments as non-principal investments.  Any additional risks associated with investing in such other non-principal investments are described in the Fund's SAI.  The Fund's SAI also may provide additional information about the risks associated with the types of securities in which the Fund principally invests.

STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

SMALL, MEDIUM AND LARGE-SIZED COMPANIES RISKS

The Fund may invest in any size company including small- and mid-size companies. Although diminished in larger-cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Small- and mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s Shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.  For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development.  Further, growth stocks may not pay dividends or may pay lower dividends than value stocks.  This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks.  For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development or positive market development.  Further, value stocks tend to have higher dividends than growth stocks.  This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press.  In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the

Fund’s investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income.  Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund’s SAI, such as stock market, credit, currency, liquidity and leverage risks.

CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange- traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

EXCHANGE-TRADED FUNDS RISKS

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge (public offering price). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open.

When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The Prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

FAIR VALUATION AND SIGNIFICANT EVENTS PROCEDURES

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations or litigation developments or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information–Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

The Fund offers four Share classes: Class A Shares, Class C Shares, Class R Shares and Institutional Shares, each representing interests in a single portfolio of securities.  Effective December 31, 2011, the Fund’s Class K Shares were redesignated as Class R Shares. This Prospectus relates only to Institutional Shares. All Share classes have different sales charges and other expenses which affect their performance.  Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other class.

The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to Eligible Investors, as described below. In connection with a request to purchase Shares, you should provide documentation sufficient to verify your status as an Eligible Investor. As a general matter, Shares are not available for direct investment by natural persons.

The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of Shares (however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus):

•	An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;

•	An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;

•	A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;

•	Trustees and Officers of the former MDT Funds, shareholders of an MDT Fund as of August 26, 2005, and former members of the Memorial Drive Trust;

•	An employer-sponsored retirement plan;

•	A trust institution investing on behalf of its trust customers;

•	Additional sales to an investor (including a natural person) who owned Institutional Shares of the Fund as of December 31, 2008;

•
An investor (including a natural person) who acquired Institutional Shares of a Federated Fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and

•
In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who: (1) becomes a client of an investment advisory subsidiary of Federated; or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.

The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of Shares (see “How to Purchase Shares” below):

•	An investor, other than a natural person, purchasing Shares directly from the Fund; and

•	In connection with an initial purchase of Shares through an exchange, an investor (including a natural person) who owned Institutional Shares of another Federated Fund as of December 31, 2008.

Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (“Federated”).

Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive  Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended Funds, and/or granting the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

Eligible Investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund in the manner described above under “How is the Fund Sold?” The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form.

Where applicable, the required minimum initial investment for Institutional Shares is generally $1,000,000. There is no required minimum subsequent investment amount. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus.

Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

THROUGH A FINANCIAL INTERMEDIARY

Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (“Transfer Agent”). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

Financial intermediaries should send payments according to the instructions in the sections “By Wire” or

“By Check.”

DIRECTLY FROM THE FUND

•	Establish your account with the Fund by submitting a completed New Account Form; and

•	Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check.  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s

Transfer Agent.

An institution may establish an account and place an order by calling the Fund, and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

To facilitate processing your order, please call the Fund before sending the wire.

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

BNF:  23026552

Attention:  Federated EDGEWIRE

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address,

send it to:

The Federated Funds

30 Dan Road

Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request.  For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Liberty U.S. Government Money Market Trust and Class K Shares. You must meet the minimum initial investment requirement for purchasing Shares (if applicable), and both accounts must have identical registrations.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

•	through a financial intermediary if you purchased Shares through a financial intermediary; or

•	directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds

30 Dan Road

Canton, MA 02021

All requests must include:

•	Fund Name and Share Class, account number and account registration;

•	amount to be redeemed or exchanged;

•	signatures of all shareholders exactly as registered; and

•	if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

•	your redemption will be sent to an address other than the address of record;

•	your redemption will be sent to an address of record that was changed within the last 30 days;

•	a redemption is payable to someone other than the shareholder(s) of record; or

•	transferring into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

•	an electronic transfer to your account at a financial institution that is an ACH member; or

•	wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

•	to allow your purchase to clear (as discussed below);

•	during periods of market volatility;

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or

•	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

•	when the NYSE is closed, other than customary weekend and holiday closings;

•	when trading on the NYSE is restricted, as determined by the SEC; or

•	in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Liberty U.S. Government Money Market Trust and Class K Shares. To do this, you must:

•	ensure that the account registrations are identical;

•	meet any applicable minimum initial investment requirements; and

•	receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies.  See “Account and Share Information–Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares. Effective August 2, 2010, the minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund.  Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges  (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders.  Dividends are paid to all shareholders invested in the Fund on the record date.  The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional Shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders–Source of Distributions” link under "Related Information.”

ACCOUNTS WITH LOW BALANCES

Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $25,000. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income.  Distributions of net short-term capital gains are taxable to you as ordinary income.  Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle.  Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund.  Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated (“Approved Accounts”). The Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Fund.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held.  However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, and a percentage breakdown of the portfolio by positioning and sector.

To access this information from the “Products” section of the website, click on “view all” next to a fund category, select the Fund and the appropriate share class, then click on the “Portfolio Holdings and Related Information” link or “Composition” link under the “Current View” section.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s Annual and Semi-Annual Reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (“MDT Advisers”) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in

July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

The address of the Adviser is 125 High Street, Oliver Tower, 21st Floor, Boston, MA 02110.  The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 145 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized, separately managed accounts, which totaled approximately $389 billion in assets as of December 31, 2009. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately

1,370 employees. Federated provides investment products to over 5,200 investment professionals and institutions.

The Adviser advises approximately 10 equity mutual funds as well as a variety of customized separately managed accounts and institutional separate accounts, which totaled approximately $4.3 billion in assets as of December 31, 2009.

The Fund is the successor to the MDT All Cap Core Fund (inception October 2002) pursuant to a reorganization that was completed in December 2006 in connection with the acquisition of MDT Advisors by Federated.

PORTFOLIO MANAGEMENT INFORMATION

The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

Daniel J. Mahr, CFA, joined the Investment Team in 2002. As Managing Director of Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

Brian M. Greenberg joined the Investment Team in 2004. As Research Manager, he is responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts and ownership of securities in the Fund.

ADVISORY FEES

The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.75% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2010.

Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”) and various Federated-sponsored mutual funds (“Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of certain Funds during specified periods beginning

November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated without admitting the validity of any claim has reached a preliminary settlement with the Plaintiffs in these cases. Any settlement would have to be approved by the Court.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Funds.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Funds or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

MDT All Cap Core Fund (“Predecessor Fund”) was reorganized into Federated MDT All Cap Core Fund (“Fund”), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund which, as a result of the reorganization, are the Fund’s operations.

Financial Highlights–Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended July 31	2010	2009	2008	20071	2006
Net Asset Value, Beginning of Period	$10.02	$14.22	$16.88	$15.17	$15.32
Income From Investment Operations:
Net investment income	0.082	0.092	0.10	0.072	0.052
Net realized and unrealized gain (loss) on investments	0.68	(4.20)	(1.57)	2.18	0.70
TOTAL FROM INVESTMENT OPERATIONS	0.76	(4.11)	(1.47)	2.25	0.75
Less Distributions:
Distributions from net investment income	(0.12)	(0.09)	—	—	(0.02)
Distributions from net realized gain on investments	—	—	(1.19)	(0.54)	(0.88)
TOTAL DISTRIBUTIONS	(0.12)	(0.09)	(1.19)	(0.54)	(0.90)
Net Asset Value, End of Period	$10.66	$10.02	$14.22	$16.88	$15.17
Total Return3	7.54%	(28.84)%	(9.71)%	14.92%	4.85%
Ratios to Average Net Assets:
Net expenses	1.01%	1.06%	1.01%	1.07%	1.25%
Net investment income	0.69%	0.90%	0.72%	0.40%	0.28%
Expense waiver/reimbursement4	0.20%	0.12%	0.00%5	0.01%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$41,958	$50,031	$86,681	$85,128	$42,656
Portfolio turnover	135%	290%	199%	225%	212%

1
MDT All Cap Core Fund (the “Predecessor Fund”) was reorganized into Federated MDT All Cap Core Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2	Per share numbers have been calculated using the average shares method.

3	Based on net asset value.

4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

5	Represents less than 0.01%.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2010, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

The following chart provides additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

FEDERATED MDT ALL CAP CORE FUND - INSTITUTIONAL SHARES
ANNUAL EXPENSE RATIO: 1.22%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$124.31	$10,378.00
2	$10,378.00	$518.90	$10,896.90	$129.00	$10,770.29
3	$10,770.29	$538.51	$11,308.80	$133.88	$11,177.41
4	$11,177.41	$558.87	$11,736.28	$138.94	$11,599.92
5	$11,599.92	$580.00	$12,179.92	$144.19	$12,038.40
6	$12,038.40	$601.92	$12,640.32	$149.64	$12,493.45
7	$12,493.45	$624.67	$13,118.12	$155.30	$12,965.70
8	$12,965.70	$648.29	$13,613.99	$161.17	$13,455.80
9	$13,455.80	$672.79	$14,128.59	$167.26	$13,964.43
10	$13,964.43	$698.22	$14,662.65	$173.59	$14,492.29
Cumulative		$5,942.17		$1,477.28

Notes

An SAI dated November 5, 2010, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549. Call

1-202-551-8090 for information on the Public Reference Room’s operations and copying fees.

Federated MDT All Cap Core Fund

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Cusip 31421R304

35355 (5/11)

Federated is a registered mark of Federated Investors, Inc.

2011 ©Federated Investors, Inc.

Federated MDT All Cap Core Fund

A Portfolio of Federated MDT Series

PROSPECTUS

November 5, 2010 (Revised May 12, 2011)

CLASS R SHARES (TICKER QKACX)

(Effective December 31, 2010, the Fund's Class K Shares were redesignated as Class R Shares)

A mutual fund seeking long-term capital appreciation by investing primarily in the common stock of

U.S. companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

Fund Summary Information	1
What are the Fund’s Investment Strategies?	5
What are the Principal Securities in Which the Fund Invests?	7
What are the Specific Risks of Investing in the Fund?	10
What Do Shares Cost?	13
How is the Fund Sold?	15
Payments to Financial Intermediaries	15
How to Purchase Shares	16
How to Redeem and Exchange Shares	18
Account and Share Information	21
Who Manages the Fund?	24
Legal Proceedings	25
Financial Information	26
Appendix A: Hypothetical Investment and Expense Information	28

Fund Summary Information

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital appreciation.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class R Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.75%
Distribution (12b-1) Fee	0.50%
Other Expenses	0.68%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.94%
Fee Waivers and/or Expense Reimbursements1	0.08%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.86%
1
The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Class R Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.85% (the “Fee Limit”) through the later of (the “Termination Date”): (a) November 5, 2011; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees .

Example

This Example is intended to help you compare the cost of investing in the Fund’s Class R Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class R Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class R Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$197
3 Years	$609
5 Years	$1,047
10 Years	$2,264

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Active trading will cause the Fund to have an increased portfolio turnover rate, which, for shareholders whose Fund Shares are held in a taxable account, is likely to generate shorter-term gains (losses) that are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs (which are not reflected in annual Fund operating expenses or in the example) and may have an adverse impact on the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 135% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

What are the Fund’s Main Investment Strategies?

The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The Fund’s investment adviser (“Adviser”) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

The Adviser’s investment strategy utilizes a whole market, all-cap/all-style approach by selecting most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. As of July 30, 2010, companies in the Russell 3000® Index ranged in market capitalization from $26.0 million to $304.2 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this Prospectus, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, exchange-traded funds (ETFs) and derivative instruments, such as futures and options.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.

•
Small, Medium and Large Sized Companies Risks. The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

•
Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.

•
Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

•
Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

•
Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.

•
Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the

U.S. dollar.

•
Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, credit, currency, liquidity and leverage risks.

•
Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

•
Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund could incur losses.

•
Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

•
Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE: BAR CHART AND TABLE

Risk/Return Bar Chart

The Fund is the successor to the MDT All Cap Core Fund pursuant to a reorganization that was completed on or about the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT All Cap Core Fund. The MDT All Cap Core Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The Fund’s Class R Shares commenced operations on December 12, 2006. For the period prior to the commencement of operations of Class R Shares, the performance information shown in the bar chart below is for the Fund’s Institutional Shares, adjusted to reflect the expenses of Class R Shares.

The bar chart and performance table below reflect historical performance data for the Fund’s Class R Shares. The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class R Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The Fund’s Class R Shares total return for the nine-month period from January 1, 2010 to September 30, 2010 was (0.73)%.

Within the periods shown in the bar chart, the Fund’s Class R Shares highest quarterly return was 13.78% (quarter ended June 30, 2009).

Its lowest quarterly return was (26.47)% (quarter ended December 31, 2008).

Average Annual Total Return Table

Return Before Taxes is shown for the Fund’s Class R Shares.

(FOR THE PERIOD ENDED DECEMBER 31, 2009)

	1 Year	5 Years	Start of Performance1
Class R Shares:
Return Before Taxes	18.47%	(1.89)%	4.65%
Russell 3000® Index2 (reflects no deduction for fees, expenses or taxes)	28.34%	0.76%	7.12%
Lipper Multi-Cap Core Funds Index3 (reflects no deduction for fees, expenses or taxes)	35.30%	1.41%	7.25%

1
The start of performance date was October 1, 2002.  Class R Shares commenced operations on December 12, 2006.  Performance results shown before that date are for the Institutional Shares, but adjusted to reflect sales charges or the contingent deferred sales charge and expenses applicable to each respective Class.

2
The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased and stable barometer of the broad market, and is completely reconstituted annually to ensure that new and growing equities are reflected. The index is unmanaged and investments can not be made directly in an index.

3
Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

FUND MANAGEMENT

The Fund’s Investment Adviser (“Adviser”) is Federated MDTA LLC.

Daniel J. Mahr, Managing Director of Research, has been the Fund's portfolio manager since August 2008.

Frederick L. Konopka, Portfolio and Trading Manager, has been the Fund's portfolio manager since

August 2008.

Brian M. Greenberg, Research Manager, has been the Fund's portfolio manager since August 2008.

PURCHASE AND SALE OF FUND SHARES

The required minimum initial investment for Fund Shares is $250. The minimum initial and subsequent investment amounts for IRA Rollovers from retirement plans are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans. The minimum investment amount for Systematic Investment Programs is $50.

You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at

1-800-341-7400 or by mail.

TAX INFORMATION

The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through an Individual Retirement Account (IRA).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

What are the Fund’s Investment Strategies?

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund seeks to achieve its objective by investing primarily in the common stocks of U.S. companies.

The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

The Fund utilizes a whole market, all-cap/all-style strategy. The Adviser believes that the whole market approach provides two main advantages. First, it allows an investor to participate in all major areas of the

U.S. equity market (companies of all sizes with both growth and value characteristics) in a single fund. Second, through bottom-up stock selection, and subject to risk controls, it provides a broad ability to overweight or underweight segments of the market represented by those stocks which the Adviser’s quantitative model views as opportunities.

The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, and capital structure, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies relative to the universe. Consistent with the Optimum Q Process described above, the Adviser reviews the proposed trades produced by the quantitative computer model in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.

The Adviser selects most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. Because the Fund invests in companies that are defined largely by reference to the Russell 3000® Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 30, 2010, companies in the Russell 3000® Index ranged in market capitalization from $26.0 million to $304.2 billion.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

•	obtain premiums from the sale of derivative contracts;

•	realize gains from trading a derivative contract; or

•	hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.

The Fund may use other techniques in seeking to achieve the investment objective, such as, buying and selling when-issued securities and exchange traded funds.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

The following provides general information on the types of securities or other investments in which the Fund principally invests.  The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal investments and may provide additional information about the securities and other investments in which the Fund principally invests as well.

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•
it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if: (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s Prospectus and/or SAI.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a “counterparty.” Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect)  daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted).

The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts (A Type of Derivative)

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts (A Type of Derivative)

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (“buyer”) the right to buy the Reference Instrument from the seller (“writer”) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts (A Type of Derivative)

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (“swap”) the returns derived from Reference Instruments.  Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions cause leverage risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

What are the Specific Risks of Investing in the Fund?

The following provides general information on the risks associated with the types of securities and other investments in which the Fund principally invests.  The Fund may invest in other types of securities or investments as non-principal investments.  Any additional risks associated with investing in such other non-principal investments are described in the Fund's SAI.  The Fund's SAI also may provide additional information about the risks associated with the types of securities in which the Fund principally invests.

STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

SMALL, MEDIUM AND LARGE-SIZED COMPANIES RISKS

The Fund may invest in any size company including small- and mid-size companies. Although diminished in larger-cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Small- and mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s Shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.  For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development.  Further, growth stocks may not pay dividends or may pay lower dividends than value stocks.  This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks.  For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development or positive market development.  Further, value stocks tend to have higher dividends than growth stocks.  This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press.  In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the

Fund’s investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income.  Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund’s SAI, such as stock market, credit, currency, liquidity and leverage risks.

CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange- traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

EXCHANGE-TRADED FUNDS RISKS

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge (public offering price). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open.

When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

FAIR VALUATION AND SIGNIFICANT EVENTS PROCEDURES

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations or litigation developments or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information–Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

The Fund offers four Share classes: Class A Shares, Class C Shares, Class R Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class R Shares. All Share classes have different sales charges and other expenses which affect their performance. The additional classes of Shares, which are offered by separate prospectuses, may be preferable for certain shareholders. Please note that certain purchase restrictions may apply.  Contact your financial intermediary or call

1-800-341-7400 for more information concerning the other classes.

The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non- qualified deferred compensation plans and IRA Rollovers from such plans, or to individuals, directly or through financial intermediaries.

Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

RULE 12B-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.50% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Class R Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares.  Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different marketing fees.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Rule 12b-1 Fees and/or Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form.

Where the Fund offers more than one Share class and you do not specify the class choice on your

New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive

Class A Shares.

The required minimum initial investment for Fund Shares is $250. The minimum initial and subsequent investment amounts for IRA Rollovers from retirement plans are $250 and $100, respectively.

There is no minimum initial or subsequent amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus.

An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

THROUGH A FINANCIAL INTERMEDIARY

Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (“Transfer Agent”). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

Financial intermediaries should send payments according to the instructions in the sections “By Wire” or

“By Check.”

DIRECTLY FROM THE FUND

•	Establish your account with the Fund by submitting a completed New Account Form; and

•	Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check.  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s

Transfer Agent.

An institution may establish an account and place an order by calling the Fund, and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

To facilitate processing your order, please call the Fund before sending the wire.

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

BNF:  23026552

Attention:  Federated EDGEWIRE

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address,

send it to:

The Federated Funds

30 Dan Road

Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request.  For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM (SIP)

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

The minimum investment amount for SIPs is $50.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

•	through a financial intermediary if you purchased Shares through a financial intermediary; or

•	directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds

30 Dan Road

Canton, MA 02021

All requests must include:

•	Fund Name and Share Class, account number and account registration;

•	amount to be redeemed or exchanged;

•	signatures of all shareholders exactly as registered; and

•	if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

•	your redemption will be sent to an address other than the address of record;

•	your redemption will be sent to an address of record that was changed within the last 30 days;

•	a redemption is payable to someone other than the shareholder(s) of record; or

•	transferring into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

•	an electronic transfer to your account at a financial institution that is an ACH member; or

•	wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

•	to allow your purchase to clear (as discussed below);

•	during periods of market volatility;

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or

•	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

•	when the NYSE is closed, other than customary weekend and holiday closings;

•	when trading on the NYSE is restricted, as determined by the SEC; or

•	in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into Shares of the same class of another Federated fund. To do this,

you must:

•	ensure that the account registrations are identical;

•	meet any applicable minimum initial investment requirements; and

•	receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time.  In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies.  See “Account and Share Information–Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares. Effective August 2, 2010, the minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund.  Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders.  Dividends are paid to all shareholders invested in the Fund on the record date.  The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional Shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders–Source of Distributions” link under "Related Information.”

ACCOUNTS WITH LOW BALANCES

Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $250. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income.  Distributions of net short-term capital gains are taxable to you as ordinary income.  Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle.  Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund.  Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated (“Approved Accounts”). The Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Fund.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held.  However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, and a percentage breakdown of the portfolio by positioning and sector.

To access this information from the “Products” section of the website, click on “view all” next to a fund category, select the Fund and the appropriate share class, then click on the “Portfolio Holdings and Related Information” link or “Composition” link under the “Current View” section.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s Annual and Semi-Annual Reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (“MDT Advisers”) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in

July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

The address of the Adviser is 125 High Street, Oliver Tower, 21st Floor, Boston, MA 02110.  The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 145 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized, separately managed accounts, which totaled approximately $389 billion in assets as of December 31, 2009. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately

1,370 employees. Federated provides investment products to over 5,200 investment professionals and institutions.

The Adviser advises approximately 10 equity mutual funds as well as a variety of customized separately managed accounts and institutional separate accounts, which totaled approximately $4.3 billion in assets as of December 31, 2009.

The Fund is the successor to the MDT All Cap Core Fund (inception October 2002) pursuant to a reorganization that was completed in December 2006 in connection with the acquisition of MDT Advisors by Federated.

PORTFOLIO MANAGEMENT INFORMATION

The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

Daniel J. Mahr, CFA, joined the Investment Team in 2002. As Managing Director of Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

Brian M. Greenberg joined the Investment Team in 2004. As Research Manager, he is responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts and ownership of securities in the Fund.

ADVISORY FEES

The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.75% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2010.

Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”) and various Federated-sponsored mutual funds (“Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of certain Funds during specified periods beginning

November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated without admitting the validity of any claim has reached a preliminary settlement with the Plaintiffs in these cases. Any settlement would have to be approved by the Court.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Funds.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Funds or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

MDT All Cap Core Fund (“Predecessor Fund”) was reorganized into Federated MDT All Cap Core Fund (“Fund”), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund which, as a result of the reorganization, are the Fund’s operations.

 Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,			Period Ended 7/31/20071
	2010	2009	2008
Net Asset Value, Beginning of Period	$9.91	$14.10	$16.86	$16.82
Income From Investment Operations:
Net investment income (loss)	(0.01)2	0.012	(0.00)3	(0.03)2
Net realized and unrealized gain (loss) on investments	0.68	(4.16)	(1.57)	0.61
TOTAL FROM INVESTMENT OPERATIONS	0.67	(4.15)	(1.57)	0.58
Less Distributions:
Distributions from net investment income	(0.06)	(0.04)	—	—
Distributions from net realized gain on investments	—	—	(1.19)	(0.54)
TOTAL DISTRIBUTIONS	(0.06)	(0.04)	(1.19)	(0.54)
Net Asset Value, End of Period	$10.52	$9.91	$14.10	$16.86
Total Return4	6.71%	(29.42)%	(10.34)%	3.52%
Ratios to Average Net Assets:
Net expenses	1.75%	1.80%	1.75%	1.80%5
Net investment income (loss)	(0.09)%	0.15%	(0.00)%6	(0.30)%5
Expense waiver/reimbursement7	0.18%	0.11%	0.00%6	0.02%5
Supplemental Data:
Net assets, end of period (000 omitted)	$2,300	$1,937	$1,393	$135
Portfolio turnover	135%	290%	199%	225%8

1	Reflects operations for the period from December 12, 2006 (date of initial public investment) to July 31, 2007.

2	Per share numbers have been calculated using the average shares method.

3	Represents less than $0.01.

4	Based on net asset value. Total returns for periods of less than one year are not annualized.

5	Computed on an annualized basis.

6	Represents less than 0.01%.

7	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2007.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2010, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

The following chart provides additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. the chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

FEDERATED MDT ALL CAP CORE FUND – CLASS R SHARES
ANNUAL EXPENSE RATIO: 1.94%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$196.97	$10,306.00
2	$10,306.00	$515.30	$10,821.30	$203.00	$10,621.36
3	$10,621.36	$531.07	$11,152.43	$209.21	$10,946.37
4	$10,946.37	$547.32	$11,493.69	$215.61	$11,281.33
5	$11,281.33	$564.07	$11,845.40	$222.21	$11,626.54
6	$11,626.54	$581.33	$12,207.87	$229.01	$11,982.31
7	$11,982.31	$599.12	$12,581.43	$236.01	$12,348.97
8	$12,348.97	$617.45	$12,966.42	$243.24	$12,726.85
9	$12,726.85	$636.34	$13,363.19	$250.68	$13,116.29
10	$13,116.29	$655.81	$13,772.10	$258.35	$13,517.65
Cumulative		$5,747.81		$2,264.29

Notes

An SAI dated November 5, 2010, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549. Call

1-202-551-8090 for information on the Public Reference Room’s operations and copying fees.

Federated MDT All Cap Core Fund

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Cusip 31421R718

35808 (5/11)

Federated is a registered mark of Federated Investors, Inc.

2011 ©Federated Investors, Inc.

Federated MDT Large Cap Growth Fund

A Portfolio of Federated MDT Series

PROSPECTUS

November 5, 2010 (Revised May 12, 2011)

CLASS A SHARES (TICKER QALGX)

CLASS B SHARES (TICKER QBLGX)

CLASS C SHARES (TICKER QCLGX)

A mutual fund seeking long-term capital appreciation by investing primarily in common stocks of large-sized

U.S. companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

Fund Summary Information	1
What are the Fund’s Investment Strategies?	6
What are the Principal Securities in Which the Fund Invests?	7
What are the Specific Risks of Investing in the Fund?	10
What Do Shares Cost?	13
How is the Fund Sold?	19
Payments to Financial Intermediaries	19
How to Purchase Shares	22
How to Redeem and Exchange Shares	24
Account and Share Information	27
Who Manages the Fund?	30
Legal Proceedings	31
Financial Information	32
Appendix A: Hypothetical Investment and Expense Information	36

Fund Summary Information

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital appreciation.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares, Class B Shares and Class C Shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes (e.g., Class A Shares) of Federated Funds. More information about these and other discounts is available from your financial professional and in the “What Do Shares Cost?” section of the Prospectus on page 13.

Shareholder Fees	Class A	Class B	Class C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.75%	0.75%	0.75%
Distribution (12b-1) Fee	0.05%	0.75%	0.75%
Other Expenses	1.31%	1.31%	1.31%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.12%	2.82%	2.82%
Fee Waivers and/or Reimbursements1	0.61%	0.56%	0.56%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.51%	2.26%	2.26%

1
The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.50%, 2.25% and 2.25% (the “Fee Limit”), respectively, through the later of (the “Termination Date”): (a) November 5, 2011; or (b) the date of the Fund’s next effective Prospectus.  While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund’s Class A Shares, Class B Shares and Class C Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares, Class B Shares and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class A Shares, Class B Shares and Class C Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares:
Expenses assuming redemption	$753	$1,177	$1,626	$2,867
Expenses assuming no redemption	$753	$1,177	$1,626	$2,867
Class B Shares:
Expenses assuming redemption	$835	$1,274	$1,689	$2,981
Expenses assuming no redemption	$285	$874	$1,489	$2,981
Class C Shares:
Expenses assuming redemption	$385	$874	$1,489	$3,147
Expenses assuming no redemption	$285	$874	$1,489	$3,147

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Active trading will cause the Fund to have an increased portfolio turnover rate, which, for shareholders whose Fund Shares are held in a taxable account, is likely to generate shorter-term gains (losses) that are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs (which are not reflected in annual Fund operating expenses or in the example) and may have an adverse impact on the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 217% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

What are the Fund’s Main Investment Strategies?

The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The Fund’s investment adviser (“Adviser”) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

The Adviser’s investment strategy utilizes a large-cap growth approach by selecting most of its investments from companies listed in the Russell 1000® Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the large-cap segment of the U.S. equity universe, which includes the 1,000 largest U.S. companies by market capitalization. The Fund normally invests 80% of its assets in stocks of large-cap companies. The Fund considers large-cap companies to be those of a size similar to companies listed in the Russell 1000® Growth Index. As of July 30, 2010, companies in the Russell 1000® Growth Index ranged in market capitalization from $1.1 billion to $304.2 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this Prospectus, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers; exchange traded funds (ETFs); and derivative instruments, such as futures and options.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

•
Large Sized Companies Risks. The Fund will principally invest in large-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.

•
Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.

•
Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

•
Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.

•
Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the

U.S. dollar.

•
Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.

•
Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

•
Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund could incur losses.

•
Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

•
Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest. The net asset value of a Fund will fluctuate with the changes in the value of the ETFs in which the Funds invest. The change in value of the ETFs are due to the change in price of the securities in which the ETFs invest. Therefore, the Fund’s net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE: BAR CHART AND TABLE

Risk/Return Bar Chart

The Fund is the successor to the MDT Large Cap Growth Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this Prospectus for periods prior to December 11, 2006, is historical information for the MDT Large Cap Growth Fund. The MDT Large Cap Growth Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The bar chart and performance table below reflects historical data for the Fund’s Class A Shares. The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees.  If these charges or fees had been included, the returns shown would have been lower.

The Fund’s Class A Shares total return for the nine-month period from January 1, 2010 to September 30, 2010, was 2.41%.

Within the periods shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 12.74% (quarter ended June 30, 2009). Its lowest quarterly return was (21.27)% (quarter ended December 31, 2008).

Average Annual Total Return Table

The since inception date for the Fund’s Class A Shares and Class C Shares was September 15, 2005. Class B Shares commenced operations on March 29, 2007. Performance results shown for Class B Shares before that date are for the Fund’s Institutional Shares (since inception date September 15, 2005), but are adjusted for contingent deferred sales charge (CDSC) and expenses applicable to the Fund’s Class B Shares. In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(For the Period Ended December 31, 2009)

	1 Year	Since Inception 9/15/2005
Class A Shares:
Return Before Taxes	20.67%	(1.74)%
Return After Taxes on Distributions	20.67%	(2.34)%
Return After Taxes on Distributions and Sale of Fund Shares	13.43%	(1.58)%
Class B Shares:
Return Before Taxes	21.38%	(1.52)%
Class C Shares:
Return Before Taxes	25.70%	(1.20)%
Russell 1000® Growth Index1 (reflects no deduction for fees, expenses or taxes)	37.21%	1.43%
Lipper Large-Cap Growth Funds Index2 (reflects no deduction for fees, expenses or taxes)	35.04%	0.50%

1	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

2
Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

FUND MANAGEMENT

The Fund’s Investment Adviser (“Adviser”) is Federated MDTA LLC.

Daniel J. Mahr, Managing Director of Research, has been the Fund's portfolio manager since August 2008.

Frederick L. Konopka, Portfolio and Trading Manager, has been the Fund's portfolio manager since

August 2008.

Brian M. Greenberg, Research Manager, has been the Fund's portfolio manager since August 2008.

PURCHASE AND SALE OF FUND SHARES

The minimum investment amount for the Fund’s Class A Shares, Class B Shares and Class C Shares is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans. The minimum subsequent investment for Systematic Investment Programs is $50.

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at

1-800-341-7400 or by mail.

TAX INFORMATION

The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through an Individual Retirement Account (IRA).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

What are the Fund’s Investment Strategies?

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The large-cap growth oriented strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations and capital structure, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies relative to the universe. Consistent with the Optimum Q Process described above, the Adviser reviews the proposed trades produced by the quantitative computer model in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.

The Adviser selects most of its investments from companies listed in the Russell 1000® Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the large-cap segment of the U.S. equity universe, which includes the 1,000 largest

U.S. companies by market capitalization. Because the Fund invests in companies that are defined largely by reference to the Russell 1000® Growth Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell 1000® Growth Index is reconstituted on an annual basis.

As of July 30, 2010, companies in the Russell 1000® Growth Index ranged in market capitalization from

$1.1 billion to $304.2 billion.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the Fund may invest directly. The Fund may also, for example, use derivative contracts to:

•	obtain premiums from the sale of derivative contracts;

•	realize gains from trading a derivative contract; or

•	hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. The Fund may use other techniques in seeking to achieve the investment objective, such as, buying and selling when- issued securities and exchange traded funds.

Because the Fund refers to large-capitalization investments in its name, it will notify shareholders in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its net assets in large-capitalization investments. For purposes of this policy the Fund considers large-capitalization companies to be those with a market capitalization similar to those companies included in the Russell 1000® Growth Index.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

The following provides general information on the types of securities or other investments in which the Fund principally invests.  The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal investments and may provide additional information about the securities and other investments in which the Fund principally invests as well.

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•
it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if: (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s Prospectus and/or SAI.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a “counterparty.” Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted).

The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts (A Type of Derivative)

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts (A Type of Derivative)

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (“buyer”) the right to buy the Reference Instrument from the seller (“writer”) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts (A Type of Derivative)

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (“swap”) the returns derived from Reference Instruments.  Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

What are the Specific Risks of Investing in the Fund?

The following provides general information on the risks associated with the types of securities and other investments in which the Fund principally invests.  The Fund may invest in other types of securities or investments as non-principal investments.  Any additional risks associated with investing in such other non-principal investments are described in the Fund's SAI.  The Fund's SAI also may provide additional information about the risks associated with the types of securities in which the Fund principally invests.

STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

LARGE-SIZED COMPANIES RISKS

The Fund will principally invest in large-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and in addition, larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.  For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development.  Further, growth stocks may not pay dividends or may pay lower dividends than value stocks.  This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press.  In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the

Fund’s investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income.  Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund’s SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange- traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

EXCHANGE-TRADED FUNDS RISKS

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge (public offering price). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open.

When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The Prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

FAIR VALUATION AND SIGNIFICANT EVENTS PROCEDURES

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations or litigation developments or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information–Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

SALES CHARGE INFORMATION

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

Shares Offered	Minimum Initial/Subsequent Investment Amounts1	Maximum Sales Charge
		Front-End Sales Charge2	Contingent Deferred Sales Charge3
Class A Shares	$1,500/$100	5.50%	0.00%
Class B Shares	$1,500/$100	None	5.50%
Class C Shares	$1,500/$100	None	1.00%

1
The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus. The minimum subsequent investment amount for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund.

To maximize your return and minimize the sales charges and marketing fees, purchases of Class B Shares are generally limited to $100,000 and purchases of Class C Shares are generally limited to $1,000,000.  Purchases equal to or in excess of these limits may be made in Class A Shares.  If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.  See “Purchase Restrictions on Class B Shares and Class C Shares” below.  After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month.  This conversion is a non-taxable event.

2	Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”

3	See “Sales Charge When You Redeem.”

As shown in the table above, each class of Shares has a different sales charge structure.  In addition, the ongoing annual operating expenses (expense ratios), as well as the compensation payable to financial intermediaries, also vary among the classes.  Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.

Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment (for example, whether the investment is in connection with a long-term retirement program). You should also consider, for example, that it may be possible to reduce or eliminate the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below, along with detailed information on ways to reduce, or eliminate, front-end sales charges.)  On the other hand, Class B Shares do not have front-end sales charges, but the deferred sales charges imposed on redemptions of Class B Shares do not vary at all in relation to the amounts invested. Rather, these charges decrease with the passage of time (ultimately going to zero after shares have been held for six full years). Finally, Class C Shares do not have front-end sales charges, but do impose a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares and comparable to those charged to Class B Shares.

You should also consider that the expense ratio for Class A Shares will be lower than that for Class B Shares or Class C Shares. Thus, the fact that no front-end charges are ever imposed on purchases of Class B Shares and Class C Shares does not always make them preferable to Class A Shares.

SALES CHARGE WHEN YOU PURCHASE

The following table lists the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the table and described below.

Class A Shares:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater1	0.00%	0.00%

1
A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the table above.

You or your financial intermediary must notify the Fund’s Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this Prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this Prospectus. Because the Prospectus is available on Federated’s website free of charge, Federated does not disclose this information separately on the website.

Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

Larger Purchases

•	Purchasing Class A Shares in greater quantities to reduce the applicable sales charge;

Concurrent and Accumulated Purchases

•
Combining concurrent purchases of and/or current investments in Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the respective maximum public offering price times the number of Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or

Letter of Intent

•
Signing a letter of intent to purchase a qualifying amount of Class A Shares within 13 months. (Call your financial intermediary or the Fund for more information.) The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

PURCHASE RESTRICTIONS ON CLASS B SHARES AND CLASS C SHARES

In order to maximize shareholder returns and minimize sales charges and marketing fees, an investor’s purchases of Class B Shares are generally limited to $100,000 and an investor’s purchases of Class C Shares are generally limited to $1,000,000. In applying the limit, the dollar amount of the current purchase is added to the product obtained by multiplying the respective maximum public offering price times the number of Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class K Shares of any Federated fund currently held in linked Qualifying Accounts, as defined in the section entitled “Reducing the Sales Charge with Breakpoint Discounts.” If the sum of these two amounts would equal or exceed the limit, then the current purchase order will not be processed. Instead, the Distributor will attempt to contact the investor or the investor’s financial intermediary to offer the opportunity to convert the order to Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.

ELIMINATING THE SALES CHARGE

Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:

•	within 120 days of redeeming Shares of an equal or greater amount;

•	through a financial intermediary that did not receive a dealer reallowance on the purchase;

•	with reinvested dividends or capital gains;

•	as a shareholder that originally became a shareholder of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;

•
as a Federated Life Member (Federated shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only);

•
as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or

•	pursuant to the exchange privilege.

The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Federated Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.

SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

•	Shares that are not subject to a CDSC; and

•	Shares held the longest. (To determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund.)

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

Class A Shares:
If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

Class B Shares:
Shares Held Up To:	CDSC
1 Year	5.50%
2 Years	4.75%
3 Years	4.00%
4 Years	3.00%
5 Years	2.00%
6 Years	1.00%
7 Years or More	0.00%

Class C Shares:
You will pay a 1.00% CDSC if you redeem Shares within 12 months of the purchase date.

If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:

•
following the death of the last surviving shareholder on the account or the post-purchase disability of all registered shareholders, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);

•	representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70½;

•	purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;

•
purchased by Trustees, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons and by trusts, pension or profit-sharing plans for the above persons;

•	purchased through a financial intermediary that did not receive an advance commission on the purchase;

•	purchased with reinvested dividends or capital gains;

•	redeemed by the Fund when it closes an account for not meeting the minimum balance requirements;

•
purchased pursuant to the exchange privilege, if the Shares were held for the applicable CDSC holding period (the holding period on the Shares purchased in the exchange will include the holding period of the shares sold in the exchange); or

Class B Shares Only

•	which are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program.

How is the Fund Sold?

The Fund offers four Share classes: Class A Shares, Class B Shares, Class C Shares, and Institutional Shares, each representing interests in a single portfolio of securities.  This Prospectus relates only to Class A Shares, Class B Shares and Class C Shares. All Share classes have different sales charges and other expenses which affect their performance. The Institutional class of Shares, which is offered by a separate prospectus, may be preferable for certain shareholders. Please note that certain purchase restrictions may apply. A shareholder in the Fund's Class A Shares may convert their Shares into Institutional Shares of the Fund if the shareholder meets the Institutional Shares' eligibility criteria and investment minimum. Such conversion of classes should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the Institutional Shares or to convert your Shares.

The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to institutions or to individuals, directly or through financial intermediaries.  Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (“Federated”).

Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales.  The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:

Class A Shares:
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1 million	1.80%
$1 million or greater	0.00%

ADVANCE COMMISSIONS

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive an advance commission as follows:

Class A Shares (for purchases over $1 million):
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
First $1 million - $5 million	0.75%
Next $5 million - $20 million	0.50%
Over $20 million	0.25%

Advance commissions are calculated on a year-by-year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

Class B Shares:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	Up to 5.00%

Class C Shares:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	1.00%

RULE 12B-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.05% of average net assets for Class A Shares and up to 0.75% for Class B Shares and Class C Shares to the Distributor for the

sale, distribution, administration and customer servicing of the Fund’s Shares. When the Distributor receives

Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. In addition, in connection with the sale of Class B Shares and Class C Shares, Federated and its subsidiaries make advance commission payments (effective March 1, 2010, for Class B Shares) to financial intermediaries and in return may receive Rule 12b-1 fees and contingent deferred sales loads for the Class B Shares and Class C Shares. Federated and its subsidiaries may benefit or sustain losses from such arrangements. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

SERVICE FEES

The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts.  Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

ACCOUNT ADMINISTRATION FEES

The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Rule 12b-1 Fees and/or Service Fees and/or Account Administration Fees and/or Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form.

Where the Fund offers more than one Share class and you do not specify the class choice on your

New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive

Class A Shares.

THROUGH A FINANCIAL INTERMEDIARY

Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (“Transfer Agent”). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

Financial intermediaries should send payments according to the instructions in the sections “By Wire” or

“By Check.”

DIRECTLY FROM THE FUND

•	Establish your account with the Fund by submitting a completed New Account Form; and

•	Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check.  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s

Transfer Agent.

An institution may establish an account and place an order by calling the Fund, and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

To facilitate processing your order, please call the Fund before sending the wire.

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

BNF:  23026552

Attention:  Federated EDGEWIRE

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address,

send it to:

The Federated Funds

30 Dan Road

Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request.  For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM (SIP)

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

•	through a financial intermediary if you purchased Shares through a financial intermediary; or

•	directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds

30 Dan Road

Canton, MA 02021

All requests must include:

•	Fund Name and Share Class, account number and account registration;

•	amount to be redeemed or exchanged;

•	signatures of all shareholders exactly as registered; and

•	if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

•	your redemption will be sent to an address other than the address of record;

•	your redemption will be sent to an address of record that was changed within the last 30 days;

•	a redemption is payable to someone other than the shareholder(s) of record; or

•	transferring into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

•	an electronic transfer to your account at a financial institution that is an ACH member; or

•	wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

•	to allow your purchase to clear (as discussed below);

•	during periods of market volatility;

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or

•	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

•	when the NYSE is closed, other than customary weekend and holiday closings;

•	when trading on the NYSE is restricted, as determined by the SEC; or

•	in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into Shares of the same class of another Federated fund. To do this,

you must:

•	ensure that the account registrations are identical;

•	meet any applicable minimum initial investment requirements; and

•	receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time.  In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies.  See “Account and Share Information–Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares. Effective August 2, 2010, the minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund.  Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.

Systematic Withdrawal Program (SWP) on Class B Shares

You will not be charged a CDSC on SWP redemptions if:

•	you redeem 12% or less of your account value in a single year;

•	you reinvest all dividends and capital gains distributions;

•	your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.); and

•
for all Class B Share accounts established on or after August 2, 2010, the minimum SWP redemption amount is $50 per transaction per fund including transactions that qualify for a CDSC waiver as outlined in this Prospectus.

You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly or semi-annually.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders.  Dividends are paid to all shareholders invested in the Fund on the record date.  The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional Shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders–Source of Distributions” link under "Related Information.”

ACCOUNTS WITH LOW BALANCES

Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $1,500.  Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle.  Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund.  Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated (“Approved Accounts”). The Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Fund.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held.  However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings and a percentage breakdown of the portfolio by positioning and sector.

To access this information from the “Products” section of the website, click on “view all” next to a fund category, select the Fund and the appropriate share class, then click on the “Portfolio Holdings and Related Information” link or “Composition” link under the “Current View” section.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s Annual and Semi-Annual Reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (“MDT Advisers”) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in

July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

The address of the Adviser is 125 High Street, Oliver Tower, 21st Floor, Boston, MA 02110.  The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 145 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized, separately managed accounts, which totaled approximately $389 billion in assets as of December 31, 2009. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately

1,370 employees. Federated provides investment products to over 5,200 investment professionals and institutions.

The Fund is the successor to the MDT Large Cap Growth Fund (inception September 2005) pursuant to a reorganization that was completed in December 2006 in connection with the acquisition of MDT Advisors by Federated.

The Adviser advises approximately 10 equity mutual funds as well as a variety of customized separately managed accounts and institutional separate accounts, which totaled approximately $4.3 billion in assets as of December 31, 2009.

PORTFOLIO MANAGEMENT INFORMATION

The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

Daniel J. Mahr, CFA, joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

Frederick L. Konopka, CFA, joined the Investment Team in 1997. As Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

Brian M. Greenberg joined the Investment Team in 2004. As a Research Manager, he is responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, management of other accounts and ownership of securities in the Fund.

ADVISORY FEES

The MDT Advisers receive an annual investment advisory fee of 0.75% of the Fund’s average daily net assets.

A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2010.

Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”) and various Federated-sponsored mutual funds (“Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of certain Funds during specified periods beginning

November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated without admitting the validity of any claim has reached a preliminary settlement with the Plaintiffs in these cases. Any settlement would have to be approved by the Court.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Funds.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Funds or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

MDT Large Cap Growth Fund (“Predecessor Fund”) was reorganized into Federated MDT Large Cap Growth Fund (“Fund”), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

Financial Highlights–Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended 7/31/20062
	2010	2009	2008	20071
Net Asset Value, Beginning of Period	$7.60	$10.23	$12.12	$10.17	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.01)3	0.003,4	(0.06)3	(0.14)3	(0.10)3
Net realized and unrealized gain (loss) on investments	0.86	(2.63)	(0.48)	2.20	0.27
TOTAL FROM INVESTMENT OPERATIONS	0.85	(2.63)	(0.54)	2.06	0.17
Less Distributions:
Distributions from net realized gain on investments	—	—	(1.35)	(0.11)	—
Net Asset Value, End of Period	$8.45	$7.60	$10.23	$12.12	$10.17
Total Return5	11.18%	(25.71)%	(5.76)%	20.38%	1.70%
Ratios to Average Net Assets:
Net expenses	1.50%	1.50%	1.50%	1.50%	2.01%6
Net investment income (loss)	(0.08)%	0.04%	(0.49)%	(1.14)%	(0.93)%6
Expense waiver/reimbursement7	0.55%	0.52%	0.14%	2.30%	20.55%6
Supplemental Data:
Net assets, end of period (000 omitted)	$45,993	$68,963	$102,600	$88,826	$183
Portfolio turnover	217%	380%	320%	630%	237%

1	MDT Large Cap Growth Fund (the “Predecessor Fund”) was reorganized into Federated MDT Large Cap Growth Fund (the “Fund”)

as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the Successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2	Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.

3	Per share numbers have been calculated using the average shares method.

4	Represents less than $0.01.

5	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

Total returns for periods of less than one year are not annualized.

6	Computed on an annualized basis.

7	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2010, which can be obtained free of charge.

Financial Highlights–Class B Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,			Period Ended 7/31/20071
	2010	2009	2008
Net Asset Value, Beginning of Period	$7.53	$10.21	$12.18	$11.48
Income From Investment Operations:
Net investment income (loss)	(0.07)2	(0.05)2	(0.14)2	(0.08)2
Net realized and unrealized gain (loss) on investments	0.84	(2.63)	(0.48)	0.78
TOTAL FROM INVESTMENT OPERATIONS	0.77	(2.68)	(0.62)	0.70
Less Distributions:
Distributions from net realized gain on investments	—	—	(1.35)	—
Net Asset Value, End of Period	$8.30	$7.53	$10.21	$12.18
Total Return3	10.23%	(26.25)%	(6.43)%	6.10%
Ratios to Average Net Assets:
Net expenses	2.25%	2.25%	2.25%	2.24%4
Net investment income (loss)	(0.86)%	(0.72)%	(1.22)%	(1.95)%4
Expense waiver/reimbursement5	0.56%	0.52%	0.14%	0.54%4
Supplemental Data:
Net assets, end of period (000 omitted)	$7,506	$8,532	$22,138	$46,933
Portfolio turnover	217%	380%	320%	630%6

1	Reflects operations for the period from March 29, 2007 (date of initial investment) to July 31, 2007.

2	Per share numbers have been calculated using the average shares method.

3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

Total returns for periods of less than one year are not annualized.

4	Computed on an annualized basis.

5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2007.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2010, which can be obtained free of charge.

Financial Highlights–Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended 7/31/20062
	2010	2009	2008	20071
Net Asset Value, Beginning of Period	$7.37	$9.99	$11.94	$10.10	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.07)3	(0.05)3	(0.13)3	(0.22)3	(0.19)3
Net realized and unrealized gain (loss) on investments	0.82	(2.57)	(0.47)	2.17	0.29
TOTAL FROM INVESTMENT OPERATIONS	0.75	(2.62)	(0.60)	1.95	0.10
Less Distributions:
Distributions from net realized gain on investments	—	—	(1.35)	(0.11)	—
Net Asset Value, End of Period	$8.12	$7.37	$9.99	$11.94	$10.10
Total Return4	10.18%	(26.23)%	(6.39)%	19.42%	1.00%
Ratios to Average Net Assets:
Net expenses	2.25%	2.25%	2.22%	2.25%	2.76%5
Net investment income (loss)	(0.86)%	(0.71)%	(1.21)%	(1.83)%	(1.68)%5
Expense waiver/reimbursement6	0.56%	0.52%	0.14%	5.64%	20.55%5
Supplemental Data:
Net assets, end of period (000 omitted)	$6,816	$7,333	$14,895	$14,388	$147
Portfolio turnover	217%	380%	320%	630%	237%

1	The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization,

the Fund had no investment operations. The Fund is the Successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization,

are the Fund’s operations.

2	Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.

3	Per share numbers have been calculated using the average shares method.

4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

Total returns for periods of less than one year are not annualized.

5	Computed on an annualized basis.

6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2010, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. Each chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period (except Class B Shares, which convert to Class A Shares after you have held them for eight years) and that all dividends and distributions are reinvested. The annual expense ratios used in each chart are the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

FEDERATED MDT LARGE CAP GROWTH FUND - CLASS A SHARES
ANNUAL EXPENSE RATIO: 2.12%
MAXIMUM FRONT-END SALES CHARGE: 5.50%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$472.50	$9,922.50	$753.22	$9,722.16
2	$9,722.16	$486.11	$10,208.27	$209.08	$10,002.16
3	$10,002.16	$500.11	$10,502.27	$215.10	$10,290.22
4	$10,290.22	$514.51	$10,804.73	$221.29	$10,586.58
5	$10,586.58	$529.33	$11,115.91	$227.67	$10,891.47
6	$10,891.47	$544.57	$11,436.04	$234.22	$11,205.14
7	$11,205.14	$560.26	$11,765.40	$240.97	$11,527.85
8	$11,527.85	$576.39	$12,104.24	$247.91	$11,859.85
9	$11,859.85	$592.99	$12,452.84	$255.05	$12,201.41
10	$12,201.41	$610.07	$12,811.48	$262.39	$12,552.81
Cumulative		$5,386.84		$2,866.90

FEDERATED MDT LARGE CAP GROWTH FUND - CLASS B SHARES
ANNUAL EXPENSE RATIO: 2.82%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$285.07	$10,218.00
2	$10,218.00	$510.90	$10,728.90	$291.29	$10,440.75
3	$10,440.75	$522.04	$10,962.79	$297.64	$10,668.36
4	$10,668.36	$533.42	$11,201.78	$304.13	$10,900.93
5	$10,900.93	$545.05	$11,445.98	$310.76	$11,138.57
6	$11,138.57	$556.93	$11,695.50	$317.53	$11,381.39
7	$11,381.39	$569.07	$11,950.46	$324.45	$11,629.50
8	$11,629.50	$581.48	$12,210.98	$331.53	$11,883.02
Converts from Class B to Class A				Annual Expense Ratio: 2.12%
9	$11,883.02	$594.15	$12,477.17	$255.55	$12,225.25
10	$12,225.25	$611.26	$12,836.51	$262.91	$12,577.34
Cumulative		$5,524.30		$2,980.86

FEDERATED MDT LARGE CAP GROWTH FUND - CLASS C SHARES
ANNUAL EXPENSE RATIO: 2.82%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$285.07	$10,218.00
2	$10,218.00	$510.90	$10,728.90	$291.29	$10,440.75
3	$10,440.75	$522.04	$10,962.79	$297.64	$10,668.36
4	$10,668.36	$533.42	$11,201.78	$304.13	$10,900.93
5	$10,900.93	$545.05	$11,445.98	$310.76	$11,138.57
6	$11,138.57	$556.93	$11,695.50	$317.53	$11,381.39
7	$11,381.39	$569.07	$11,950.46	$324.45	$11,629.50
8	$11,629.50	$581.48	$12,210.98	$331.53	$11,883.02
9	$11,883.02	$594.15	$12,477.17	$338.75	$12,142.07
10	$12,142.07	$607.10	$12,749.17	$346.14	$12,406.77
Cumulative		$5,520.14		$3,147.29

An SAI dated November 5, 2010, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549. Call 1-202-551-8090 for information on the Public Reference Room’s operations and copying fees.

Federated MDT Large Cap Growth Fund

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Cusip 31421R700

Cusip 31421R684

Cusip 31421R809

35346 (5/11)

Federated is a registered mark of Federated Investors, Inc.

2011 ©Federated Investors, Inc.

Federated MDT Large Cap Growth Fund

A Portfolio of Federated MDT Series

PROSPECTUS

November 5, 2010 (Revised May 12, 2011)

INSTITUTIONAL SHARES (TICKER QILGX)

A mutual fund seeking long-term capital appreciation by investing primarily in common stocks of large-sized

U.S. companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

Fund Summary Information	1
What are the Fund’s Investment Strategies?	5
What are the Principal Securities in Which the Fund Invests?	7
What are the Specific Risks of Investing in the Fund?	10
What Do Shares Cost?	13
How is the Fund Sold?	14
Payments to Financial Intermediaries	15
How to Purchase Shares	16
How to Redeem and Exchange Shares	18
Account and Share Information	21
Who Manages the Fund?	24
Legal Proceedings	25
Financial Information	25
Appendix A: Hypothetical Investment and Expense Information	28

Fund Summary Information

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital appreciation.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.75%
Distribution (12b-1) Fee	None
Other Expenses	1.06%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.82%
Fee Waivers and/or Reimbursements1	0.56%
Total Annual Fund Operating Expenses After Fee Waivers and/or Reimbursements	1.26%

1
The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.25% (the “Fee Limit”) through the later of (the “Termination Date”): (a) November 5, 2011; or (b) the date of the Fund’s next effective Prospectus.  While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Institutional Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$185
3 Years	$573
5 Years	$985
10 Years	$2,137

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Active trading will cause the Fund to have an increased portfolio turnover rate, which, for shareholders whose Fund Shares are held in a taxable account, is likely to generate shorter-term gains (losses) that are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs (which are not reflected in annual Fund operating expenses or in the example) and may have an adverse impact on the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 217% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

What are the Fund’s Main Investment Strategies?

The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The Fund’s investment adviser (“Adviser”) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

The Adviser’s investment strategy utilizes a large-cap growth approach by selecting most of its investments from companies listed in the Russell 1000® Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the large-cap segment of the U.S. equity universe, which includes the 1,000 largest U.S. companies by market capitalization. The Fund normally invests 80% of its assets in stocks of large-cap companies. The Fund considers large-cap companies to be those of a size similar to companies listed in the Russell 1000® Growth Index. As of July 30, 2010, companies in the Russell 1000® Growth Index ranged in market capitalization from $1.1 billion to $304.2 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this Prospectus, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers; exchange traded funds (ETFs); and derivative instruments, such as futures and options.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

•
Large Sized Companies Risks. The Fund will principally invest in large-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.

•
Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.

•
Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

•
Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.

•
Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the

U.S. dollar.

•
Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.

•
Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

•
Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund could incur losses.

•
Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

•
Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest. The net asset value of a Fund will fluctuate with the changes in the value of the ETFs in which the Funds invest. The change in value of the ETFs are due to the change in price of the securities in which the ETFs invest. Therefore, the Fund’s net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE: BAR CHART AND TABLE

Risk/Return Bar Chart

The Fund is the successor to the MDT Large Cap Growth Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT Large Cap Growth Fund. The MDT Large Cap Growth Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The bar chart and performance table below reflects historical data for the Fund’s Institutional Shares. The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The Fund’s Institutional Shares total return for the nine-month period from January 1, 2010 to September 30, 2010 was 2.72%.

Within the periods shown in the bar chart, the Fund’s Institutional Shares highest quarterly return was 12.91% (quarter ended June 30, 2009). Its lowest quarterly return was (21.28)% (quarter ended December 31, 2008).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s Institutional Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

 (For the Period Ended December 31, 2009)

	1 Year	Since Inception 9/15/2005
Institutional Shares:
Return Before Taxes	28.05%	(0.17)%
Return After Taxes on Distributions	28.05%	(0.78)%
Return After Taxes on Distributions and Sale of Fund Shares	18.23%	(0.25)%
Russell 1000® Growth Index1 (reflects no deduction for fees, expenses or taxes)	37.21%	1.43%
Lipper Large-Cap Growth Funds Index2 (reflects no deduction for fees, expenses or taxes)	35.04%	0.50%

1	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

2
Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

FUND MANAGEMENT

The Fund’s Investment Adviser (“Adviser”) is Federated MDTA LLC.

Daniel J. Mahr, Managing Director of Research, has been the Fund's portfolio manager since August 2008.

Frederick L. Konopka, Portfolio and Trading Manager, has been the Fund's portfolio manager since

August 2008.

Brian M. Greenberg, Research Manager, has been the Fund's portfolio manager since August 2008.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment amount for the Fund’s Institutional Shares is generally $1,000,000 and there is no required minimum subsequent investment amount. The minimum investment amount for SIPs is $50.

You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at

1-800-341-7400 or by mail.

TAX INFORMATION

The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through an Individual Retirement Account (IRA).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

What are the Fund’s Investment Strategies?

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The large-cap growth oriented strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations and capital structure, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies relative to the universe. Consistent with the Optimum Q Process described above, the Adviser reviews the proposed trades produced by the quantitative computer model in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.

The Adviser selects most of its investments from companies listed in the Russell 1000® Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the large-cap segment of the U.S. equity universe, which includes the 1,000 largest

U.S. companies by market capitalization. Because the Fund invests in companies that are defined largely by reference to the Russell 1000® Growth Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell 1000® Growth Index is reconstituted on an annual basis.

As of July 30, 2010, companies in the Russell 1000® Growth Index ranged in market capitalization from

$1.1 billion to $304.2 billion.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the Fund may invest directly. The Fund may also, for example, use derivative contracts to:

•	obtain premiums from the sale of derivative contracts;

•	realize gains from trading a derivative contract; or

•	hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. The Fund may use other techniques in seeking to achieve the investment objective, such as, buying and selling when- issued securities and exchange traded funds.

Because the Fund refers to large-capitalization investments in its name, it will notify shareholders in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its net assets in large- capitalization investments. For purposes of this policy the Fund considers large- capitalization companies to be those with a market capitalization similar to those companies included in the Russell 1000® Growth Index.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

The following provides general information on the types of securities or other investments in which the Fund principally invests.  The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal investments and may provide additional information about the securities and other investments in which the Fund principally invests as well.

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•
it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if: (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s Prospectus and/or SAI.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a “counterparty.” Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts,

as previously noted).

The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts (A Type of Derivative)

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts (A Type of Derivative)

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (“buyer”) the right to buy the Reference Instrument from the seller (“writer”) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts (A Type of Derivative)

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (“swap”) the returns derived from Reference Instruments.  Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

What are the Specific Risks of Investing in the Fund?

The following provides general information on the risks associated with the types of securities and other investments in which the Fund principally invests.  The Fund may invest in other types of securities or investments as non-principal investments.  Any additional risks associated with investing in such other non-principal investments are described in the Fund's SAI.  The Fund's SAI also may provide additional information about the risks associated with the types of securities in which the Fund principally invests.

STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

LARGE-SIZED COMPANIES RISKS

The Fund will principally invest in large-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and in addition, larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.  For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development.  Further, growth stocks may not pay dividends or may pay lower dividends than value stocks.  This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press.  In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the

Fund’s investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income.  Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund’s SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange- traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

EXCHANGE-TRADED FUNDS RISKS

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge (public offering price). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open.

When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The Prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

FAIR VALUATION AND SIGNIFICANT EVENTS PROCEDURES

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations or litigation developments or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information–Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

The Fund offers four Share classes: Class A Shares, Class B Shares, Class C Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Institutional Shares. All Share classes have different sales charges and other expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to Eligible Investors, as described below. In connection with a request to purchase Shares, you should provide documentation sufficient to verify your status as an Eligible Investor. As a general matter, Shares are not available for direct investment by natural persons.

The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of Shares (however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus):

•	an investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;

•	an investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;

•
a trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;

•	Trustees and Officers of the former MDT Funds, shareholders of an MDT Fund as of August 26, 2005, and former members of the Memorial Drive Trust;

•	an employer-sponsored retirement plan;

•	a trust institution investing on behalf of its trust customers;

•	additional sales to an investor (including a natural person) who owned Institutional Shares of the Fund as of December 31, 2008;

•
an investor (including a natural person) who acquired Institutional Shares of a Federated Fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and

•
in connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who: (1) becomes a client of an investment advisory subsidiary of Federated; or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.

The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of Shares (see “How To Purchase Shares” below.):

•	an investor, other than a natural person, purchasing Shares directly from the Fund; and

•	in connection with an initial purchase of Shares through an exchange, an investor (including a natural person) who owned Institutional Shares of another Federated Fund as of December 31, 2008.

Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (“Federated”).

Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

Eligible Investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund in the manner described above under “How is the Fund Sold?” The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form.

Where applicable, the required minimum initial investment for Institutional Shares is generally $1,000,000. There is no required minimum subsequent investment amount. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus.

Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

THROUGH A FINANCIAL INTERMEDIARY

Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (“Transfer Agent”). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

Financial intermediaries should send payments according to the instructions in the sections “By Wire” or

“By Check.”

DIRECTLY FROM THE FUND

•	Establish your account with the Fund by submitting a completed New Account Form; and

•	Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the

Fund receives your wire or your check.  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s

Transfer Agent.

An institution may establish an account and place an order by calling the Fund, and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

To facilitate processing your order, please call the Fund before sending the wire.

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

BNF:  23026552

Attention:  Federated EDGEWIRE

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address,

send it to:

The Federated Funds

30 Dan Road

Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request.  For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Liberty U.S. Government Money Market Trust and Class K Shares. You must meet the minimum initial investment requirement for purchasing Shares (if applicable), and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM (SIP)

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

The minimum investment amount for SIPs is $50.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

•	through a financial intermediary if you purchased Shares through a financial intermediary; or

•	directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds

30 Dan Road

Canton, MA 02021

All requests must include:

•	Fund Name and Share Class, account number and account registration;

•	amount to be redeemed or exchanged;

•	signatures of all shareholders exactly as registered; and

•	if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

•	your redemption will be sent to an address other than the address of record;

•	your redemption will be sent to an address of record that was changed within the last 30 days;

•	a redemption is payable to someone other than the shareholder(s) of record; or

•	transferring into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

•	an electronic transfer to your account at a financial institution that is an ACH member; or

•	wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

•	to allow your purchase to clear (as discussed below);

•	during periods of market volatility;

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or

•	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

•	when the NYSE is closed, other than customary weekend and holiday closings;

•	when trading on the NYSE is restricted, as determined by the SEC; or

•	in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Liberty U.S. Government Money Market Trust and Class K Shares. To do this, you must:

•	ensure that the account registrations are identical;

•	meet any applicable minimum initial investment requirements; and

•	receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Fund may modify or terminate the exchange privilege at any time.

In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information–Frequent

Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares. Effective August 2, 2010, the minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund.  Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders.  Dividends are paid to all shareholders invested in the Fund on the record date.  The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional Shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders–Source of Distributions” link under "Related Information.”

ACCOUNTS WITH LOW BALANCES

Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $25,000. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle.  Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund.  Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund  monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated (“Approved Accounts”). The Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Fund.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held.  However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings and a percentage breakdown of the portfolio by positioning and sector.

To access this information from the “Products” section of the website, click on “view all” next to a fund category, select the Fund and the appropriate share class, then click on the “Portfolio Holdings and Related Information” link or “Composition” link under the “Current View” section.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s Annual and Semi-Annual Reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (“MDT Advisers”) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

The address of the Adviser is 125 High Street, Oliver Tower, 21st Floor, Boston, MA 02110.  The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 145 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized, separately managed accounts, which totaled approximately $389 billion in assets as of December 31, 2009. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately

1,370 employees. Federated provides investment products to over 5,200 investment professionals and institutions.

The Fund is the successor to the MDT Large Cap Growth Fund (inception September 2005) pursuant to a reorganization that was completed in December 2006 in connection with the acquisition of MDT Advisors by Federated.

The Adviser advises approximately 10 equity mutual funds as well as a variety of customized separately managed accounts and institutional separate accounts, which totaled approximately $4.3 billion in assets as of December 31, 2009.

PORTFOLIO MANAGEMENT INFORMATION

The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

Daniel J. Mahr, CFA, joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

Frederick L. Konopka, CFA, joined the Investment Team in 1997. As Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

Brian M. Greenberg joined the Investment Team in 2004. As a Research Manager, he is responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, management of other accounts and ownership of securities in the Fund.

ADVISORY FEES

The MDT Advisers receive an annual investment advisory fee of 0.75% of the Fund’s average daily net assets.

A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2010.

Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”) and various Federated-sponsored mutual funds (“Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of certain Funds during specified periods beginning

November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated without admitting the validity of any claim has reached a preliminary settlement with the Plaintiffs in these cases. Any settlement would have to be approved by the Court.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Funds.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Funds or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

MDT Large Cap Growth Fund (“Predecessor Fund”) was reorganized into Federated MDT Large Cap Growth Fund (“Fund”), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

Financial Highlights–Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended 7/31/20062
	2010	2009	2008	20071
Net Asset Value, Beginning of Period	$7.70	$10.33	$12.20	$10.20	$10.00
Income From Investment Operations:
Net investment income (loss)	0.013	0.023	(0.03)3	(0.03)3	(0.07)3
Net realized and unrealized gain (loss) on investments	0.86	(2.65)	(0.49)	2.14	0.27
TOTAL FROM INVESTMENT OPERATIONS	0.87	(2.63)	(0.52)	2.11	0.20
Less Distributions:
Distributions from net realized gain on investments	—	—	(1.35)	(0.11)	—
Net Asset Value, End of Period	$8.57	$7.70	$10.33	$12.20	$10.20
Total Return4	11.30%	(25.46)%	(5.55)%	20.81%	2.00%
Ratios to Average Net Assets:
Net expenses	1.25%	1.25%	1.25%	1.25%	1.76%5
Net investment income (loss)	0.14%	0.28%	(0.28)%	(0.29)%	(0.68)%5
Expense waiver/reimbursement6	0.56%	0.52%	0.14%	19.41%	20.55%5
Supplemental Data:
Net assets, end of period (000 omitted)	$4,179	$4,769	$6,280	$1,798	$305
Portfolio turnover	217%	380%	320%	630%	237%

1
MDT Large Cap Growth Fund (the “Predecessor Fund”) was reorganized into Federated MDT Large Cap Growth Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the Successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2	Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.

3	Per share numbers have been calculated using the average shares method.

4	Based on net asset value. Total returns for periods of less than one year are not annualized.

5	Computed on an annualized basis.

6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2010, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

The following chart provides additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

FEDERATED MDT LARGE CAP GROWTH FUND - INSTITUTIONAL SHARES
ANNUAL EXPENSE RATIO: 1.82%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$184.89	$10,318.00
2	$10,318.00	$515.90	$10,833.90	$190.77	$10,646.11
3	$10,646.11	$532.31	$11,178.42	$196.84	$10,984.66
4	$10,984.66	$549.23	$11,533.89	$203.10	$11,333.97
5	$11,333.97	$566.70	$11,900.67	$209.56	$11,694.39
6	$11,694.39	$584.72	$12,279.11	$216.22	$12,066.27
7	$12,066.27	$603.31	$12,669.58	$223.10	$12,449.98
8	$12,449.98	$622.50	$13,072.48	$230.19	$12,845.89
9	$12,845.89	$642.29	$13,488.18	$237.51	$13,254.39
10	$13,254.39	$662.72	$13,917.11	$245.07	$13,675.88
Cumulative		$5,779.68		$2,137.25

Notes

An SAI dated November 5, 2010, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549. Call

1-202-551-8090 for information on the Public Reference Room’s operations and copying fees.

Federated MDT Large Cap Growth Fund

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Cusip 31421R882

35352 (5/11)

Federated is a registered mark of Federated Investors, Inc.

2011 ©Federated Investors, Inc.